Prospectus
October 31, 2024
SPDR® Series Trust
SPDR Dow Jones REIT ETF (RWR)
SPDR FactSet Innovative Technology ETF (XITK)
SPDR Global Dow ETF (DGT)
SPDR ICE Preferred Securities ETF (PSK)
SPDR MSCI USA StrategicFactorsSM ETF (QUS)
SPDR NYSE Technology ETF (XNTK)
SPDR Portfolio S&P 1500 Composite Stock Market ETF (SPTM)
SPDR Portfolio S&P 400 Mid Cap ETF (SPMD)
SPDR Portfolio S&P 500® ETF (SPLG)
SPDR Portfolio S&P 500 Growth ETF (SPYG)
SPDR Portfolio S&P 500 High Dividend ETF (SPYD)
SPDR Portfolio S&P 500 Value ETF (SPYV)
SPDR Portfolio S&P 600 Small Cap ETF (SPSM)
SPDR Portfolio S&P Sector Neutral Dividend ETF (SPDG)
SPDR Russell 1000® Low Volatility Focus ETF (ONEV)
SPDR Russell 1000 Momentum Focus ETF (ONEO)
SPDR Russell 1000 Yield Focus ETF (ONEY)
SPDR S&P 1500 Momentum Tilt ETF (MMTM)
SPDR S&P 1500 Value Tilt ETF (VLU)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 500 Fossil Fuel Reserves Free ETF (SPYX)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Kensho Clean Power ETF (CNRG)
SPDR S&P Kensho Final Frontiers ETF (ROKT)
SPDR S&P Kensho Future Security ETF (FITE)
SPDR S&P Kensho Intelligent Structures ETF (SIMS)
SPDR S&P Kensho New Economies Composite ETF (KOMP)
SPDR S&P Kensho Smart Mobility ETF (HAIL)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Regional Banking ETF (KRE)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® Dow Jones REIT ETF
Investment Objective
The SPDR Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.25%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.25%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$26	$80	$141	$318
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Dow Jones U.S. Select REIT Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The reason for the exclusions is that performance of such securities may be driven by factors other than the value of real estate. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial and/or residential real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: those classified under the Dow Jones REIT/RESI Industry Classification Hierarchy and/or Global Industry Classification Standard (GICS) as “Specialty” (i.e., REIT types that cannot be easily classified within the Hierarchy, including timber REITs, railroad REITs and tower REITs), hybrid REITS, mortgage REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum float-adjusted market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. A stock must have a median daily value traded of at least $5 million for the three-months prior to the rebalancing reference date. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization (i.e., each security is weighted to reflect the attainable market capitalization of the security which reflects that portion of securities shares that are accessible to investors), subject to the following constraints applied at each rebalancing: (i) no single company's weight can exceed 10%, and (ii) the aggregate weight of all companies weighing above 4.5% cannot exceed 22.5%. In addition, each company's weight in the Index is reviewed daily and when the sum of companies with a weight greater than 5% exceeds 25%, additional capping is performed, effective after the close of business on the next trading day. The Index is priced daily and is a total return (price and income) benchmark. As of July 31, 2024, the Index comprised 102 REITs.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

REIT Risk: Real estate investment trusts (“REITs”) are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	17.12%	Q4 2021
Lowest Quarterly Return	-28.62%	Q1 2020
Year-to-Date	14.66%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective September 20, 2024 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Dow Jones U.S. Select REIT Index (the “Previous Benchmark Index”) to the Dow Jones U.S. Select REIT Capped Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	13.84%	5.85%	6.74%
Return After Taxes on Distributions	12.15%	4.46%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	8.26%	4.01%	4.68%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	13.96%	6.12%	7.00%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Lisa Hobart.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Lisa Hobart is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Certain capital gain dividends attributable to dividends the Fund receives from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Some distributions may be treated as a return of capital for tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® FactSet Innovative Technology ETF
Investment Objective
The SPDR FactSet Innovative Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the FactSet Innovative
Technology Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the FactSet Innovative Technology Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to its Index.

The Index is designed to represent the performance of U.S.-listed stock and American Depository Receipts (“ADRs”) of Technology companies and Technology-related companies (including Electronic Media companies) within the most innovative segments of the Technology sector and Electronic Media sub-sector of the Media sector, as defined by FactSet Research Systems, Inc. (“FactSet” or the “Index Provider”). The Index Provider considers the most innovative segments of the Technology sector and Electronic Media sub-sector to be those with the highest revenue growth and believes that these companies are often involved in cutting edge research, innovative product and service development, disruptive business models, or a combination of these activities. In addition to traditional Technology companies, Electronic Media companies are included in the Index because of their core focus on technology and the integral role technology plays in determining how such companies operate, innovate and compete within their industry. FactSet defines the Technology sector to include Information Technology Services providers, Hardware manufacturers, Software manufacturers, Electronic Components manufacturers, and Manufacturing Equipment and Services providers. FactSet defines the Electronic Media sub-sector to include companies that produce media content in digital format and deliver, distribute and monetize their content via an electronic medium such as the Internet.
FactSet sector determinations are based on a comprehensive, structured taxonomy designed to seek to offer precise industry classification of global companies according to the products and services sold by such companies (the “FactSet Revere Hierarchy”). The FactSet Revere Hierarchy reflects a variable depth structure that, with respect to the Index, consists of twelve levels of increasingly specialized Technology or Electronic Media sub-sectors. Technology and electronic media companies are classified or mapped to the sub-sectors from which they each derive 50% or more of their respective revenues. A company will be eligible for inclusion in the Index if it satisfies the following criteria: (i) is mapped to a Technology or Electronic Media sub-sector at the fourth level or lower (levels four through twelve) in the FactSet Revere Hierarchy; (ii) is mapped to a sub-sector in the top quartile of FactSet's composite revenue growth scoring system for the Technology sector or Electronic Media sub-sector (the “revenue growth scoring system”); (iii) has a market capitalization of shares publicly available to investors (i.e., a “float-adjusted” market capitalization) above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; (iv) is a U.S.-listed stock or ADR; and (v) has not had an initial public offering of shares within three months of the Review Selection Day (defined below).
The Index is equal-weighted to ensure that each of its component securities is represented in approximate equal dollar value at each reconstitution. The Index is capped at a maximum of 100 constituent securities. If there are fewer than 50 stocks suitable for inclusion based on the eligibility criteria, stocks mapped to the next highest-ranked quartile of sub-sectors would be added until the minimum number of Index constituents is met. To ensure that each component stock continues to represent approximate equal market value in the Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December (the “Reconstitution Day”) based on information as of the last business day two weeks before the Reconstitution Day (the “Review Selection Day”). As of July 31, 2024, the Index was comprised of 100 stocks.
The Index is sponsored by FactSet (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Electronic Media Companies Risk: Electronic media companies create, own, and distribute various forms of technology-based visual, audio, and interactive content, as well as information databases that they sell or lease to others. Electronic media companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, and rapid obsolescence of products and services due to product compatibility or changing consumer preferences.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk. Investments in depositary receipts are generally subject to the same risks as their underlying securities, including political, regulatory, and economic risks. There may be less information publicly available about a non-U.S. entity that issues the underlying securities than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; liquidity risks; differing securities market structures; higher transaction costs; and various administrative difficulties.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	47.04%	Q2 2020
Lowest Quarterly Return	-29.49%	Q2 2022
Year-to-Date	5.89%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			1/13/2016
Return Before Taxes	45.89%	12.05%	15.17%
Return After Taxes on Distributions	45.86%	12.03%	14.89%
Return After Taxes on Distributions and Sale of Fund Shares	27.18%	9.63%	12.49%
FactSet Innovative Technology Index (reflects no deduction for fees, expenses or taxes)	46.29%	12.47%	15.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	14.40%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Michael Finocchi.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Global Dow ETF
Investment Objective
The SPDR Global Dow ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.50%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of The Global Dow (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is made up of approximately 150 companies from around the world. The companies are selected not just based on size and reputation, but also on their importance in the global economy. The Index has been designed to cover both developed and emerging countries. The Index is equal weighted and will be reset to equal weights annually each September. As of July 31, 2024, the Index comprised 151 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.

Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	18.29%	Q4 2020
Lowest Quarterly Return	-23.60%	Q1 2020
Year-to-Date	17.84%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Ten Years
Return Before Taxes	21.06%	12.57%	8.34%
Return After Taxes on Distributions	20.28%	11.89%	7.74%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	9.99%	6.68%
The Global Dow (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	21.10%	12.61%	8.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kathleen Morgan.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® ICE Preferred Securities ETF
Investment Objective
The SPDR ICE Preferred Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred
Securities (as defined below).

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, senior and subordinated debt (collectively, “Preferred Securities”). Preferred Securities generally pay fixed rate distributions (but may pay distributions based on adjustable rates) and typically have “preference” over common stock in the payment of distributions and the liquidation of a company's assets — preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are primarily listed on the NYSE or NASDAQ exchanges, (iv) have a minimum amount outstanding of $250 million; (v) are U.S. dollar denominated; (vi) are rated investment grade by one of Moody's Investors Service, Inc. or S&P Global Ratings ratings services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; (viii) have a fixed or floating rate coupon or dividend schedule; (ix) have a minimum average monthly trading volume of at least 250,000 trading units during the preceding six months; and (x) have at least 18 months to final maturity at time of issuance and a minimum remaining term to final maturity of at least one day. The Index may include securities of companies headquartered outside of the United States. The Index does not include auction rate preferred securities, convertible preferred shares, securities with a sinking fund, shares in closed-end funds, purchase units, purchase contracts, corporate pay-in-kind securities and derivative instruments.
The Index is market capitalization weighted. The aggregate weight of securities of an individual issuer is limited to 5%, and any weight exceeding this limit will be redistributed on a pro-rata basis to securities of issuers that do not exceed the 5% limit. In the event the Index includes securities of fewer than 20 issuers, the aggregate weight of each issuer's securities will be equally weighted and the issuer's individual securities will be weighted on a pro-rata basis. The Index is rebalanced on the last calendar day of each month based on information available up to and including the third business day before the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024, the Index comprised 154 Preferred Securities.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Preferred Securities Risk: Generally, Preferred Security holders have no or limited voting rights with respect to the issuing company. In addition, Preferred Securities are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the increased likelihood of deferred interest or dividend payments and the fact that the Preferred Security may be subordinated to other securities of the same issuer. Further, because many Preferred Securities pay interest or dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. In addition, to the extent Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund's yield.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.71%	Q1 2019
Lowest Quarterly Return	-10.03%	Q1 2020
Year-to-Date	10.64%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective May 1, 2021 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Previous Benchmark Index”) to the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	9.06%	2.34%	4.02%
Return After Taxes on Distributions	6.93%	0.52%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	6.00%	1.36%	2.59%
ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index/Wells Fargo Hybrid and Preferred Securities Aggregate Index[1] (reflects no deduction for fees, expenses or taxes)	9.35%	2.64%	4.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Amy Scofield and Michael Finocchi.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Amy Scofield is a Principal of the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2010.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® MSCI USA StrategicFactorsSM ETF
Investment Objective
The SPDR MSCI USA StrategicFactorsSM ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the U.S.
equity market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI USA Factor Mix A-Series Capped Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the equity market performance of large-and mid-cap companies across the U.S. equity market. It aims to represent the performance of a combination of three factors: value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI USA Value Weighted Index, the MSCI USA Quality Index, and the MSCI USA Minimum Volatility Index (each, a “Component Index”). If the MSCI USA Minimum Volatility Index is not available due to the concentrated nature of its underlying parent index (for example, in the event of a low number of stocks or where a relatively few number of constituents constitutes a large proportion of index weight), the MSCI USA Minimum Volatility Index is replaced with the MSCI USA Risk Weighted Index (if used to replace the MSCI USA Minimum Volatility Index, also a “Component Index”) and the Index is an equal weighted combination of the MSCI USA Value Weighted Index, the MSCI USA Quality Index and the MSCI USA Risk Weighted Index. The Index Provider (defined below) determines if such replacement is necessary and reviews the MSCI USA Minimum Volatility Index for viability on a regular basis. The MSCI USA Value Weighted Index includes publicly-traded companies domiciled in the U.S., weighted to emphasize stocks with lower valuations, by giving higher index weight to stocks with higher values of fundamental variables such as sales, earnings, cash earnings and book value. The MSCI USA Quality Index includes publicly-traded companies domiciled in the U.S., weighted to emphasize stocks with historically high return on equity, stable year-over-year earnings growth, and low financial leverage. The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to publicly-traded companies domiciled in the U.S. and is weighted to provide the lowest absolute risk within a given set of constraints. The MSCI USA Risk Weighted Index includes publicly-traded companies domiciled in the U.S., and reweights the constituents so that stocks with lower volatility, measured as the weekly return variance over the prior three years, are given higher index weight. Each Component Index is attributed equal weight (1/3) at each rebalancing. All constituents of each Component Index are included in the Index. The weight of each security in the Index is determined based on 1) the security's weight in each underlying Component Index; and 2) the weight of each underlying Component Index in the Index. The Index is then subject to the MSCI A-Series Index Methodology. The MSCI A-Series Index Methodology first seeks to ensure the Index includes at least 25 constituents. In the event the Index does not contain at least 25 constituents, the Index is supplemented by including constituents of the MSCI USA Small Cap Index, selected in decreasing order based on full market capitalization, until the target of 25 constituents is reached. The MSCI A-Series Index Methodology then applies the MSCI 25/50 Index Methodology, which aims to reflect 5/25/50 weight constraints (i.e., no issuer has a weight above 25%, and the sum of weights of all issuers with weights above 5% does not exceed 50%). The Index is rebalanced semi-annually, usually as of the close of the last business day of May and November, coinciding with the semi-annual index reviews of the MSCI Global Investable Market Indices and of each Component Index. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology, health care and financial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 601 securities.
The Index is sponsored by MSCI, Inc.  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Quality Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	16.70%	Q2 2020
Lowest Quarterly Return	-19.32%	Q1 2020
Year-to-Date	20.04%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			4/15/2015
Return Before Taxes	21.81%	14.52%	11.52%
Return After Taxes on Distributions	21.34%	14.04%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares	13.22%	11.59%	9.32%
MSCI USA Factor Mix A-Series Capped Index (reflects no deduction for fees, expenses or taxes)	21.85%	14.70%	11.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.90%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® NYSE Technology ETF
Investment Objective
The SPDR NYSE Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded technology companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the NYSE Technology Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is composed of 35 leading U.S.-listed technology-related companies. The investible universe of the Index comprises all stocks in the Technology sector and technology-related stocks in the Consumer Discretionary sector, as defined by the Index Provider (as defined below) that are listed on major U.S. stock exchanges and meet the following criteria as of the index rebalance reference date: (i) issued by a company with a minimum market capitalization of $2 billion and (ii) have a trailing 3-month average daily traded value of $10 million. Stocks must also meet at least one of the following three revenue- and sales-based criteria: (i) sales from the latest quarter increased compared to sales from the same quarter of the previous year, (ii) have only one consecutive quarter of negative sales growth over the last two years, or (iii) have revenue totals from the last four quarters that classify it within the top 75 companies within the specific industry classification designated to it by the Index Provider. Eligible stocks are then ranked based on market capitalization and liquidity, and the top 35 stocks are selected for inclusion in the Index. At least 75% of the companies included in the Index must be headquartered in the United States. The Index is equal-weighted and rebalanced annually after the close of trading on the third Friday of December. As of July 31, 2024 the Index comprised 35 stocks.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.

Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	36.19%	Q2 2020
Lowest Quarterly Return	-25.59%	Q2 2022
Year-to-Date	20.73%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective September 11, 2017, the Fund's benchmark was renamed the NYSE Technology Index due to a transfer of the Index's management to ICE Data Indices, LLC. Prior to September 11, 2017, the Fund's benchmark was named the Morgan Stanley Technology Index.
	One Year	Five Years	Ten Years
Return Before Taxes	70.11%	23.13%	17.62%
Return After Taxes on Distributions	69.95%	22.98%	16.70%
Return After Taxes on Distributions and Sale of Fund Shares	41.59%	19.03%	14.59%
NYSE Technology Index (reflects no deduction for fees, expenses or taxes)	70.81%	23.61%	18.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kathleen Morgan.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 1500 Composite Stock Market ETF
Investment Objective
The SPDR Portfolio S&P 1500 Composite Stock Market ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Composite 1500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of the broad exchange-traded U.S. equity securities universe. The Index consists of those stocks included in the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. Each underlying index includes U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX that meet specific market capitalization requirements. To be included in an underlying index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the Index; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 1,506 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.78%	Q2 2020
Lowest Quarterly Return	-20.62%	Q1 2020
Year-to-Date	21.22%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective July 9, 2013, the Fund's benchmark index changed from the Dow Jones U.S. Total Stock Market Index to Russell 3000 Index.  Effective November 16, 2017, the Fund's benchmark index changed from the Russell 3000 Index to the SSGA Total Stock Market Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Total Stock Market Index to the S&P Composite 1500 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	25.48%	15.50%	11.64%
Return After Taxes on Distributions	24.99%	15.03%	11.14%
Return After Taxes on Distributions and Sale of Fund Shares	15.34%	12.41%	9.52%
S&P Composite 1500 Index/SSGA Total Stock Market Index/Russell 3000 Index/Dow Jones U.S. Total Stock Market Index[1] (reflects no deduction for fees, expenses or taxes)	25.47%	15.53%	11.66%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
1
Returns shown are reflective of the S&P Composite 1500 Index for the period from January 24, 2020 to December 31, 2022, the SSGA Total Stock Market Index for the period from November 16, 2017 to January 23, 2020, the Russell 3000 Index for the period from July 9, 2013 to November 15, 2017, and the Dow Jones U.S. Total Stock Market Index for periods prior to July 9, 2013.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kathleen Morgan.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 400 Mid Cap ETF
Investment Objective
The SPDR Portfolio S&P 400 Mid Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of the mid-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations between $6.7 billion and $18 billion and float-adjusted market capitalizations of at least $3.35 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 401 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.31%	Q4 2020
Lowest Quarterly Return	-29.75%	Q1 2020
Year-to-Date	13.47%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective July 9, 2013, the Fund's benchmark index changed from the Dow Jones U.S. Mid-Cap Total Stock Market Index to the Russell Small Cap Completeness Index.  Effective August 31, 2016, the Fund's benchmark index changed from the Russell Small Cap Completeness Index to the S&P 1000 Index.  Effective January 24, 2020, the Fund's benchmark index changed from the S&P 1000 Index to the S&P MidCap 400 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.

	One Year	Five Years	Ten Years
Return Before Taxes	16.42%	12.36%	8.53%
Return After Taxes on Distributions	15.89%	11.87%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	9.90%	9.74%	6.60%
S&P MidCap 400 Index/S&P 1000 Index/Russell Small Cap Completeness Index/Dow Jones U.S. Mid-Cap Total Stock Market Index[1] (reflects no deduction for fees, expenses or taxes)	16.44%	12.42%	8.58%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
1
Returns shown are reflective of the S&P MidCap 400 Index for the period January 24, 2020 to December 31, 2022, the S&P 1000 Index for the period from August 31, 2016 to January 23, 2020, the Russell Small Cap Completeness Index for the period from July 9, 2013 to August 30, 2016, and the Dow Jones U.S. Mid-Cap Total Stock Market Index for periods prior to July 9, 2013.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Mark Krivitsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 500® ETF
Investment Objective
The SPDR Portfolio S&P 500 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.02%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.02%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$2	$6	$11	$26
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of the large-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 503 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.54%	Q2 2020
Lowest Quarterly Return	-19.54%	Q1 2020
Year-to-Date	22.02%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective July 9, 2013, the Fund's benchmark index changed from the Dow Jones U.S. Large-Cap Total Stock Market Index to the Russell 1000 Index.  Effective November 16, 2017, the Fund's benchmark index changed from the Russell 1000 Index to the SSGA Large Cap Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Large Cap Index to the S&P 500 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	26.26%	15.79%	11.92%
Return After Taxes on Distributions	25.77%	15.30%	11.37%
Return After Taxes on Distributions and Sale of Fund Shares	15.81%	12.64%	9.72%
S&P 500 Index/SSGA Large Cap Index/Russell 1000 Index/Dow Jones U.S. Large-Cap Total Stock Market Index[1] (reflects no deduction for fees, expenses or taxes)	26.29%	15.84%	11.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
1
Returns shown are reflective of the S&P 500 Index for the period January 24, 2020 to December 31, 2022, the SSGA Large Cap Index for the period from November 16, 2017 to January 23, 2020, the Russell 1000 Index for the period from July 9, 2013 to November 15, 2017, and the Dow Jones U.S. Large-Cap Total Stock Market Index for periods prior to July 9, 2013.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.

Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 500® Growth ETF
Investment Objective
The SPDR Portfolio S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the large-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. Meeting these criteria does not guarantee automatic inclusion into the Index. Given the limited number of companies that the Index can have and that it must reflect sector representation, some eligible companies may not be added to the Index at a particular time. S&P Dow Jones Indices LLC's Index Committee makes the final determination and approval of all Index constituents. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 231 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	26.19%	Q2 2020
Lowest Quarterly Return	-20.82%	Q2 2022
Year-to-Date	28.08%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	29.97%	16.16%	13.24%
Return After Taxes on Distributions	29.58%	15.86%	12.88%
Return After Taxes on Distributions and Sale of Fund Shares	17.97%	13.02%	11.00%
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	30.03%	16.23%	13.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Mark Krivitsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 500® High Dividend ETF
Investment Objective
The SPDR Portfolio S&P 500 High Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have high dividend yields.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.07%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.07%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$7	$23	$40	$90
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 High Dividend Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of 80 high dividend-yielding companies within the S&P 500® Index. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To determine dividend yield: (i) an indicated dividend is measured by taking the latest dividend paid (excluding special payments) multiplied by the annual frequency of the payment; and (ii) the indicated dividend is then divided by the company's share price as of the rebalancing reference date. Index constituents are equally weighted and the Index is rebalanced semi-annually, in January and July. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and real estate sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 75 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: Real estate investment trusts (“REITs”) are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	22.54%	Q4 2020
Lowest Quarterly Return	-36.65%	Q1 2020
Year-to-Date	20.16%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			10/21/2015
Return Before Taxes	4.04%	7.94%	8.35%
Return After Taxes on Distributions	2.70%	6.53%	6.85%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	5.89%	6.21%
S&P 500 High Dividend Index (reflects no deduction for fees, expenses or taxes)	3.90%	7.95%	8.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.13%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 500® Value ETF
Investment Objective
The SPDR Portfolio S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the large-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. Meeting these criteria does not guarantee automatic inclusion into the Index. Given the limited number of companies that the Index can have and that it must reflect sector representation, some eligible companies may not be added to the Index at a particular time. S&P Dow Jones Indices LLC's Index Committee makes the final determination and approval of all Index constituents. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the health care and financial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 438 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	14.45%	Q4 2020
Lowest Quarterly Return	-25.31%	Q1 2020
Year-to-Date	15.29%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	22.17%	14.04%	9.91%
Return After Taxes on Distributions	21.59%	13.38%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	13.43%	11.11%	7.92%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	22.23%	14.11%	10.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Mark Krivitsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.

Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P 600 Small Cap ETF
Investment Objective
The SPDR Portfolio S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the small-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations between $1 billion and $6.7 billion and float-adjusted market capitalizations of at least $500 million at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 602 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.29%	Q4 2020
Lowest Quarterly Return	-32.74%	Q1 2020
Year-to-Date	9.33%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective November 16, 2017, the Fund's benchmark index changed from the Russell 2000 Index to the SSGA Small Cap Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Small Cap Index to the S&P SmallCap 600 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	16.02%	11.54%	8.01%
Return After Taxes on Distributions	15.43%	11.06%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	9.66%	9.07%	6.27%
S&P SmallCap 600 Index/SSGA Small Cap Index/Russell 2000 Index[1] (reflects no deduction for fees, expenses or taxes)	16.05%	11.61%	8.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
1
Returns shown are reflective of the S&P SmallCap 600 Index for the period January 24, 2020 to December 31, 2022, the SSGA Small Cap Index for the period from November 16, 2017 to January 23, 2020, and the Russell 2000 Index for periods prior to November 16, 2017.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Teddy Wong.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Teddy Wong is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2001.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Portfolio S&P Sector Neutral Dividend ETF
Investment Objective
The SPDR Portfolio S&P Sector Neutral Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of increasing or maintaining dividend payments and mirrors the sector weights of the broad exchange-traded U.S. equity securities universe.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.05%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.05%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$5	$16	$28	$64
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  From the Fund's commencement of operations on September 12, 2023 to the most recent fiscal year end, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Sector-Neutral High Yield Dividend Aristocrats Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of companies in the S&P Composite 1500® Index (the “Parent Index”) that have followed a policy of increasing or maintaining dividends every year for at least seven consecutive years while maintaining sector weights that correspond to the Parent Index. The Parent Index is designed to measure the performance of the broad exchange-traded U.S. equity securities universe. To be eligible for inclusion in the Index, a company must also have (i) a float-adjusted market capitalization of at least $2 billion ($1.5 billion for current Index constituents) and (ii) a three-month median daily value traded of at least $5 million ($4 million for current Index constituents). After determining the eligible companies, the Index Provider (defined below) calculates the median annual dividend yield of the eligible companies within each Global Industry Classification Standard (GICS) sector to obtain a sector median dividend yield. Eligible companies with dividend yields above their corresponding sector median dividend yield will be selected for inclusion in the Index. At each rebalance, companies within the Index are weighted by float-adjusted market capitalization within their corresponding sector. Each sector is then weighted to mirror the corresponding sector weight within the Parent Index.
The Index is reconstituted annually after the closing of the last business day of January and rebalanced quarterly after the closing of the last business day of January, April, July and October. If between annual reviews the Index Provider determines, based on publicly available information, that an Index constituent has omitted a scheduled dividend payment, announced it will cease paying dividends for an undetermined period, or announced a reduced dividend amount and will no longer qualify for the Index at the subsequent reconstitution, the Index constituent will be removed from the Index effective prior to the open of the first business day of the following month. As of August 31, 2024, a significant portion of the Index comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 272 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: To the extent the Fund becomes “non-diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance

The Fund has not yet completed a full calendar year of operations and therefore does not report its performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Juan Acevedo and Ted Janowsky.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Russell 1000® Low Volatility Focus ETF
Investment Objective
The SPDR Russell 1000 Low Volatility Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Low
Volatility Focused Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Low Volatility Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising low volatility characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's volatility factor. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's volatility factor score is based on the standard deviation of weekly total returns to a company's stock price over the trailing five years ending on the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced annually in June. As of August 31, 2024, a significant portion of the Fund comprised companies in the industrial and consumer discretionary sectors, although this may change from time to time. As of July 31, 2024 there were approximately 429 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Quality Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	18.89%	Q2 2020
Lowest Quarterly Return	-27.55%	Q1 2020
Year-to-Date	14.83%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			12/2/2015
Return Before Taxes	13.30%	13.30%	11.37%
Return After Taxes on Distributions	12.76%	12.75%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	10.55%	8.94%
Russell 1000 Low Volatility Focused Factor Index (reflects no deduction for fees, expenses or taxes)	13.49%	13.53%	11.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.87%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Russell 1000® Momentum Focus ETF
Investment Objective
The SPDR Russell 1000 Momentum Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Momentum
Focused Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Momentum Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high momentum characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's momentum factor. Companies with higher momentum are those whose securities have had higher recent price performance compared to other securities. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's momentum factor score is based on historical total return over the 11 months ending on the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced semi-annually in June and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024 there were approximately 908 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Momentum Risk: The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Quality Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.58%	Q2 2020
Lowest Quarterly Return	-29.13%	Q1 2020
Year-to-Date	14.81%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			12/2/2015
Return Before Taxes	15.64%	12.48%	9.68%
Return After Taxes on Distributions	15.17%	12.05%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	9.91%	7.65%
Russell 1000 Momentum Focused Factor Index (reflects no deduction for fees, expenses or taxes)	15.77%	12.69%	9.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.87%

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® Russell 1000® Yield Focus ETF
Investment Objective
The SPDR Russell 1000 Yield Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Yield Focused
Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Yield Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high yield characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's yield factor. Companies with higher yield are those whose securities have paid higher dividends compared to other securities. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's yield factor score is based on 12-month trailing dividend yield as of the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on the total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced annually in June. As of August 31, 2024, a significant portion of the Fund comprised companies in the consumer discretionary sector, although this may change from time to time. As of July 31, 2024, there were approximately 289 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Quality Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.26%	Q4 2020
Lowest Quarterly Return	-36.21%	Q1 2020
Year-to-Date	14.15%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			12/2/2015
Return Before Taxes	11.06%	13.72%	11.52%
Return After Taxes on Distributions	10.15%	12.81%	10.05%
Return After Taxes on Distributions and Sale of Fund Shares	7.05%	10.79%	8.80%
Russell 1000 Yield Focused Factor Index (reflects no deduction for fees, expenses or taxes)	11.19%	13.97%	11.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.87%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 1500 Momentum Tilt ETF
Investment Objective
The SPDR S&P 1500 Momentum Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting price momentum.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 1500 Positive Momentum Tilt Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively strong momentum are overweight relative to the S&P Composite 1500 Index and stocks with relatively weak momentum are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. A “momentum” style of investing emphasizes investing in securities that have had higher recent price performance compared to other securities. In constructing the Index, the Index Provider (as defined below) estimates the momentum of each stock in the S&P Composite 1500 Index based on its 11-month total return ending on the rebalancing reference date and ranks all 1,500 Index constituents in order of momentum. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by momentum. S&P determines each sub-portfolio allocation so that a sub-portfolio with relatively high momentum will have a higher allocation than a sub-portfolio with relatively low momentum. The weight of each stock in the Index is proportional to its market capitalization and to its sub-portfolio allocation. The Index is rebalanced quarterly, effective after the close on the third Friday of January, April, July, and October. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, there were approximately 1,502 securities in the Index.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Momentum Risk: The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.53%	Q2 2020
Lowest Quarterly Return	-18.56%	Q1 2020
Year-to-Date	25.29%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	22.56%	14.96%	11.60%
Return After Taxes on Distributions	22.18%	14.58%	11.15%
Return After Taxes on Distributions and Sale of Fund Shares	13.57%	11.99%	9.50%
S&P 1500 Positive Momentum Tilt Index (reflects no deduction for fees, expenses or taxes)	22.76%	15.14%	11.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 1500 Value Tilt ETF
Investment Objective
The SPDR S&P 1500 Value Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of
U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 1500 Low Valuation Tilt Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively low valuations (i.e., relatively “cheap”) are overweight relative to the S&P Composite 1500 Index and stocks with relatively high valuations (i.e., relatively “rich”) are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. In constructing the Index, the Index Provider (as defined below) estimates the valuation of each stock in the S&P Composite 1500 Index based on the ratio of its price to its reported book value and last 12 months level of earnings, cash flow, sales, and dividends. S&P weights this data from the last five calendar years to create a composite valuation measure, and ranks all 1,500 index constituents in order of composite valuation. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by composite valuations. S&P derives a sub-portfolio allocation factor using each sub-portfolio's composite valuation, so that a sub-portfolio with relatively low valuation will have a higher allocation factor than a sub-portfolio with relatively high valuation. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced annually after the close of business on the third Friday of April. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024, there were approximately 1,481 securities in the Index.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	19.76%	Q4 2020
Lowest Quarterly Return	-26.83%	Q1 2020
Year-to-Date	17.00%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	16.88%	14.25%	10.46%
Return After Taxes on Distributions	16.27%	13.63%	9.61%
Return After Taxes on Distributions and Sale of Fund Shares	10.35%	11.33%	8.30%
S&P 1500 Low Valuation Tilt Index (reflects no deduction for fees, expenses or taxes)	16.96%	14.44%	10.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 400 Mid Cap Growth ETF
Investment Objective
The SPDR S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the mid-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $6.7 billion and $18 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the industrial and consumer discretionary sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 252 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.84%	Q2 2020
Lowest Quarterly Return	-24.76%	Q1 2020
Year-to-Date	16.72%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	17.32%	11.73%	8.88%
Return After Taxes on Distributions	16.91%	11.40%	8.45%
Return After Taxes on Distributions and Sale of Fund Shares	10.42%	9.28%	7.11%
S&P MidCap 400 Growth Index (reflects no deduction for fees, expenses or taxes)	17.49%	11.91%	9.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Juan Acevedo and Michael Finocchi.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 400 Mid Cap Value ETF
Investment Objective
The SPDR S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the mid-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $6.7 billion and $18 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024, the Index comprised 292 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.56%	Q4 2020
Lowest Quarterly Return	-35.09%	Q1 2020
Year-to-Date	9.89%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	15.27%	12.75%	9.00%
Return After Taxes on Distributions	14.74%	12.15%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	9.26%	10.02%	6.96%
S&P MidCap 400 Value Index (reflects no deduction for fees, expenses or taxes)	15.39%	12.91%	9.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Juan Acevedo and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.

Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 500® Fossil Fuel Reserves Free ETF
Investment Objective
The SPDR S&P 500 Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P 500 Fossil Fuel
Reserves Free Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Fossil Fuel Reserves Free Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of companies in the S&P 500 Index that are “fossil fuel reserves free,” as determined by S&P Trucost Limited through its review of publicly available information, such as annual reports and other company publications. For purposes of the composition of the Index, fossil fuel reserves are defined as proved and probable (i) thermal coal reserves, (ii) other non-metallurgical coal reserves (e.g., coal for chemical biproducts, coal briquettes, residential use, liquid fuel, cement production, paper manufacturing, pharmaceutical, alumina refineries, ferrochrome, anthracite) (iii) conventional or unconventional oil reserves (e.g., natural gas liquids, oil sands, condensates and liquid petroleum gas), (iv) natural gas reserves, (v) shale gas reserves, and (vi) oil and gas reserves that have not been disclosed transparently as specific types of oil or gas, or are disclosed as one aggregate quantity of oil and gas reserves combined. The Index is a subset of the S&P 500 Index (the “Underlying Index”), which serves as the initial universe of eligible securities for the Index. The Underlying Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. In constructing the Index, the initial universe is screened in an effort to exclude companies with any ownership of proved or probable fossil fuel reserves, including for third-party and in-house power generation.
The Index is weighted by float-adjusted market capitalization. The Index is rebalanced quarterly after the close of business on the third Friday of March, June, September, and December. The rebalancing reference dates are after the close of the third Friday of February, May, August, and November, respectively. New additions to the Underlying Index are reviewed for inclusion in the Index each quarter, provided they have been added to the Underlying Index by the Index rebalancing reference dates. Fossil fuel reserve ownership information is updated as part of each quarterly rebalancing. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 488 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Fossil Fuel Reserves Free Ownership Risk: The returns on a portfolio of securities that seeks to exclude companies that own fossil fuel reserves may trail the returns on a portfolio of securities that includes such companies. Investing in a portfolio of securities of companies that do not own fossil fuel reserves may affect the Fund's exposure to certain types of investments and may impact the Fund's relative investment performance depending on whether such investments are in or out of favor in the market.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.28%	Q2 2020
Lowest Quarterly Return	-18.79%	Q1 2020
Year-to-Date	22.27%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			11/30/2015
Return Before Taxes	27.35%	15.57%	12.83%
Return After Taxes on Distributions	26.95%	15.18%	12.39%
Return After Taxes on Distributions and Sale of Fund Shares	16.43%	12.50%	10.46%
S&P 500 Fossil Fuel Reserves Free Index (reflects no deduction for fees, expenses or taxes)	27.58%	15.83%	13.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.86%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 600 Small Cap Growth ETF
Investment Objective
The SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth”
characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the small-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $1 billion and $6.7 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology, industrial and consumer discretionary sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 347 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	29.75%	Q4 2020
Lowest Quarterly Return	-28.12%	Q1 2020
Year-to-Date	12.45%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	17.02%	10.28%	8.81%
Return After Taxes on Distributions	16.60%	9.97%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	10.23%	8.09%	6.94%
S&P SmallCap 600 Growth Index (reflects no deduction for fees, expenses or taxes)	17.10%	10.42%	8.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and David Chin.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1999.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P 600 Small Cap Value ETF
Investment Objective
The SPDR S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the small-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $1 billion and $6.7 billion at the time of inclusion. The capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 463 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	32.82%	Q4 2020
Lowest Quarterly Return	-37.33%	Q1 2020
Year-to-Date	5.96%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	14.71%	11.18%	8.03%
Return After Taxes on Distributions	13.88%	10.60%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.88%	8.73%	6.01%
S&P SmallCap 600 Value Index (reflects no deduction for fees, expenses or taxes)	14.89%	11.31%	8.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and David Chin.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1999.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Aerospace & Defense ETF
Investment Objective
The SPDR S&P Aerospace & Defense ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the aerospace and defense segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Aerospace & Defense Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the aerospace and defense segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The aerospace & defense segment of the S&P TMI comprises the Aerospace & Defense sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Aerospace & Defense sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 32 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.63%	Q4 2020
Lowest Quarterly Return	-29.93%	Q1 2020
Year-to-Date	16.71%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	23.66%	12.17%	11.68%
Return After Taxes on Distributions	23.48%	11.99%	11.39%
Return After Taxes on Distributions and Sale of Fund Shares	14.11%	9.70%	9.63%
S&P Aerospace & Defense Select Industry Index (reflects no deduction for fees, expenses or taxes)	24.08%	12.56%	12.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Keith Richardson.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Keith Richardson is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1999.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Bank ETF
Investment Objective
The SPDR S&P Bank ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Banks Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the banks segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The banks segment of the S&P TMI comprises the following sub-industries: Asset Management & Custody Banks, Diversified Banks, Regional Banks, Diversified Financial Services, and Commercial & Residential Mortgage Finance. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Asset Management & Custody Banks, Diversified Banks, Regional Banks, Diversified Financial Services, and Commercial & Residential Mortgage Finance sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 100%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 billion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 92 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.

Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the Fund.
Financial Institutions Risk: Changes in the creditworthiness of financial institutions (such as banks and broker-dealers) may adversely affect the values of instruments of issuers in financial industries. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. In the Spring of 2023, the shut‐down of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition of a financial institution.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	42.83%	Q4 2020
Lowest Quarterly Return	-42.63%	Q1 2020
Year-to-Date	17.20%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.37%	7.25%	5.67%
Return After Taxes on Distributions	4.49%	6.53%	5.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.53%	5.59%	4.44%
S&P Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	5.52%	7.56%	5.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Ted Janowsky and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Biotech ETF
Investment Objective
The SPDR S&P Biotech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the biotechnology segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Biotechnology Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the biotechnology segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The biotechnology segment of the S&P TMI comprises the Biotechnology sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Biotechnology sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Life Sciences Tools & Services sub-industry that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 136 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Biotechnology Companies Risk: Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.42%	Q2 2020
Lowest Quarterly Return	-26.22%	Q1 2016
Year-to-Date	10.92%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.50%	4.44%	7.76%
Return After Taxes on Distributions	7.49%	4.42%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	3.45%	6.27%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)	7.76%	4.58%	7.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Capital Markets ETF
Investment Objective
The SPDR S&P Capital Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Capital Markets Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the capital markets segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The capital markets segment of the S&P TMI comprises the following sub-industries: Asset Management & Custody Banks, Diversified Capital Markets, Financial Exchanges & Data, and Investment Banking & Brokerage. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Asset Management & Custody Banks, Diversified Capital Markets, Financial Exchanges & Data, and Investment Banking & Brokerage sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 63 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Capital Markets Companies Risk: Capital Markets companies may be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.08%	Q4 2020
Lowest Quarterly Return	-22.76%	Q1 2020
Year-to-Date	24.28%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	32.12%	19.02%	9.80%
Return After Taxes on Distributions	31.43%	18.35%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	19.33%	15.31%	7.82%
S&P Capital Markets Select Industry Index (reflects no deduction for fees, expenses or taxes)	32.63%	19.15%	9.98%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Dividend ETF
Investment Objective
The SPDR S&P Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P High Yield Dividend Aristocrats Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Swaps and futures contracts (each, a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500® Index (the “Parent Index”) constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years. The Parent Index is designed to measure the performance of the broad exchange-traded US equity securities universe. To be eligible for inclusion in the Index, a company must also (i) have a float-adjusted market capitalization of at least $2 billion ($1.5 billion for current Index constituents) and (ii) have a minimum three-month average daily value traded of at least $5 million ($4 million for current Index constituents). Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share), subject to the following constraints: (i) no stock can have a weight greater than 4% in the Index; (ii) no stock can have a weight greater than 30 times its weight in the Parent Index; and (iii) no stock can have a weight greater than the ratio of its three-month average daily value traded divided by $2 billion. The Index components are reviewed annually in January for continued inclusion in the Index and re-weighted quarterly after the closing of the last business day of January, April, July and October. If between annual reviews the Index Provider (as defined below) determines, based on publicly available information, that an Index constituent has omitted a scheduled dividend payment, announced it will cease paying dividends for an undetermined period, or announced a reduced dividend amount and will no longer qualify for the Index at the subsequent reconstitution, the Index constituent will be removed from the index effective prior to the open of the first business day of the following month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial, utilities and real estate sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 133 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Utilities Sector Risk: Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	15.71%	Q4 2020
Lowest Quarterly Return	-25.05%	Q1 2020
Year-to-Date	15.82%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Ten Years
Return Before Taxes	2.58%	9.95%	9.40%
Return After Taxes on Distributions	1.92%	9.21%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.96%	7.78%	7.37%
S&P High Yield Dividend Aristocrats Index (reflects no deduction for fees, expenses or taxes)	2.83%	10.31%	9.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Health Care Equipment ETF
Investment Objective
The SPDR S&P Health Care Equipment ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Health Care Equipment Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the health care equipment segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The health care equipment segment of the S&P TMI comprises the following sub-industries: Health Care Equipment and Health Care Supplies. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Health Care Equipment and Health Care Services sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 66 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Health Care Equipment Companies Risk: Health care equipment companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition among health care equipment companies is high and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.37%	Q2 2020
Lowest Quarterly Return	-24.11%	Q2 2022
Year-to-Date	7.03%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-5.97%	3.81%	9.34%
Return After Taxes on Distributions	-5.98%	3.80%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares	-3.53%	2.95%	7.53%
S&P Health Care Equipment Select Industry Index (reflects no deduction for fees, expenses or taxes)	-5.66%	4.10%	9.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Health Care Services ETF
Investment Objective
The SPDR S&P Health Care Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care providers and services segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Health Care Services Select Industry Index   (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the health care services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The health care services segment of the S&P TMI comprises the following sub-industries: Health Care Distributors, Health Care Facilities, Health Care Services, and Managed Health Care. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Health Care Distributors, Health Care Facilities, Health Care Services, and Managed Health Care sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 60 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Health Care Services Companies Risk: Health care services companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care services companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.18%	Q4 2020
Lowest Quarterly Return	-20.68%	Q1 2020
Year-to-Date	9.27%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.12%	7.93%	7.65%
Return After Taxes on Distributions	5.06%	7.74%	7.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	6.21%	6.16%
S&P Health Care Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	5.17%	8.18%	7.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Homebuilders ETF
Investment Objective
The SPDR S&P Homebuilders ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the homebuilding segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Homebuilders Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the homebuilders segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The homebuilders segment of the S&P TMI comprises the Homebuilding sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Homebuilding sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Building Products, Home Furnishings, Home Improvement Retail, Homefurnishing Retail, or Household Appliances sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 35 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Homebuilding Companies Risk: Homebuilding companies can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Retail Companies Risk: Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	47.95%	Q2 2020
Lowest Quarterly Return	-34.46%	Q1 2020
Year-to-Date	30.77%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	60.07%	25.20%	12.04%
Return After Taxes on Distributions	59.70%	24.93%	11.83%
Return After Taxes on Distributions and Sale of Fund Shares	35.73%	20.79%	9.98%
S&P Homebuilders Select Industry Index (reflects no deduction for fees, expenses or taxes)	60.68%	25.59%	12.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Amy Cheng.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2000.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Insurance ETF
Investment Objective
The SPDR S&P Insurance ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Insurance Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the insurance segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The insurance segment of the S&P TMI comprises the following sub-industries: Insurance Brokers, Life & Health Insurance, Multi-Line Insurance, Property & Casualty Insurance, and Reinsurance. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Insurance Brokers, Life & Health Insurance, Multi-Line Insurance, Property & Casualty Insurance, and Reinsurance sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 billion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 49 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Insurance Companies Risk: Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although insurance companies are currently subject to extensive regulation, such companies may be adversely affected by increased governmental regulations or tax law changes in the future.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.58%	Q4 2020
Lowest Quarterly Return	-29.20%	Q1 2020
Year-to-Date	26.82%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	12.14%	11.87%	9.93%
Return After Taxes on Distributions	11.72%	11.35%	9.45%
Return After Taxes on Distributions and Sale of Fund Shares	7.44%	9.37%	8.05%
S&P Insurance Select Industry Index (reflects no deduction for fees, expenses or taxes)	12.54%	12.29%	10.33%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho Clean Power ETF
Investment Objective
The SPDR S&P Kensho Clean Power ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho Clean Power Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Clean Power Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Clean Power sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind clean power. In particular, the Index comprises the components of the S&P Kensho Cleantech Index focused on clean energy technology (hardware, software, and construction and installation of materials used for capturing energy, as well as advanced energy storage devices), and the S&P Kensho Clean Energy Index focused on clean energy generation (generation and transmission of power derived from clean energy sources) (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Cleantech Index seeks to track companies focused on building technologies or products that enable generation of energy in a clean manner (solar, wind, geothermal, hydrogen and hydroelectric). The S&P Kensho Clean Energy Index seeks to track companies focused on the generation and transmission of energy derived from clean sources (solar, wind, geothermal, hydrogen and hydroelectric).
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. At the time of each rebalance, to tilt the Index's exposure toward Core Index Constituents, the Core Index Constituents are systematically overweighted relative to the Non-Core Index Constituents. Each Core Index Constituent and Non-Core Index Constituent is then equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2024, the Index comprised 44 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Clean Power Companies Risk: Clean power companies may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Clean power companies may be affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, changes in exchange rates, imposition of import controls, and depletion of resources. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products or services, and international political events may cause fluctuations in the performance of clean power companies and the prices of their securities. Risks associated with fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect clean power companies.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Utilities Sector Risk: Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	48.94%	Q4 2020
Lowest Quarterly Return	-20.02%	Q3 2023
Year-to-Date	-7.28%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	-11.42%	21.65%	19.94%
Return After Taxes on Distributions	-11.82%	21.06%	19.36%
Return After Taxes on Distributions and Sale of Fund Shares	-6.75%	17.54%	16.10%
S&P Kensho Clean Power Index (reflects no deduction for fees, expenses or taxes)	-11.05%	21.97%	20.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.08%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kathleen Morgan and Mark Krivitsky.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho Final Frontiers ETF
Investment Objective
The SPDR S&P Kensho Final Frontiers ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho Final Frontiers
Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Final Frontiers Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Final Frontiers sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind the exploration of deep space and deep sea. In particular, the Index comprises the components of the S&P Kensho Space Index and the deep sea exploration components of the S&P Kensho Drones Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Space Index seeks to track companies that produce products and services that enable space travel and exploration, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. At the time of each rebalance, to tilt the Index's exposure toward Core Index Constituents, the Core Index Constituents are systematically overweighted relative to the Non-Core Index Constituents. Each Core Index Constituent and Non-Core Index Constituent is then equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review.  As of July 31, 2024, the Index comprised 31 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Drone Companies Risk: Drone companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. Securities of drone companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. These companies may face intense competition and potentially rapid product obsolescence. In addition, drone companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. As a result, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. Legal and regulatory changes may have an impact on a drone company's products or services. In addition, drone companies may also be subject to increasing regulatory constraints that may limit the sale or use of a company's products, including the need to obtain regulatory approvals from certain government agencies. Drone companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.

Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	23.55%	Q4 2020
Lowest Quarterly Return	-26.64%	Q1 2020
Year-to-Date	13.73%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	14.47%	12.46%	8.86%
Return After Taxes on Distributions	14.29%	12.22%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	8.68%	9.94%	6.98%
S&P Kensho Final Frontiers Index (reflects no deduction for fees, expenses or taxes)	14.96%	12.94%	9.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.08%

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kala O'Donnell and Kathleen Morgan.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho Future Security ETF
Investment Objective
The SPDR S&P Kensho Future Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho Future Security
Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Future Security Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Future Security sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind future security. In particular, the Index comprises the components of the S&P Kensho Cyber Security Index and the S&P Kensho Smart Borders Index, and the military components of the S&P Kensho Robotics Index, the S&P Kensho Drones Index, the S&P Kensho Space Index, the S&P Kensho Wearables Index and the S&P Kensho Virtual Reality Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Cyber Security Index seeks to track companies that focus on protecting enterprises and devices from unauthorized access via electronic means and, produce products and services that protect enterprises, homes and portable devices from unauthorized access via electronic means, or are a necessary component of the supply chain for such products and services. The S&P Kensho Smart Borders Index seeks to track companies that produce products and services that secure borders and critical infrastructure, or are a necessary component of the supply chain for such products and services. The S&P Kensho Robotics Index seeks to track companies that produce products and services to build robotic products and their subsystems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market and related subsystems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Space Index seeks to track companies that produce products and services that enable space travel and exploration, or are a necessary component of the supply chain for such products and services. The S&P Kensho Wearables Index seeks to track companies that produce products and services related to wearable technologies for consumer, military or medical uses, or are a necessary component of the supply chain for such products and services. The S&P Kensho Virtual Reality Index seeks to track companies that produce products and services related to virtual or augmented reality activities, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.

The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2024, the Index comprised 64 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Cybersecurity Companies Risk: Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.19%	Q4 2020
Lowest Quarterly Return	-20.73%	Q1 2020
Year-to-Date	12.19%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	28.30%	14.06%	11.50%
Return After Taxes on Distributions	28.26%	13.90%	11.25%
Return After Taxes on Distributions and Sale of Fund Shares	16.78%	11.27%	9.17%
S&P Kensho Future Security Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	27.82%	14.26%	11.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.00%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kathleen Morgan and Kala O'Donnell.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho Intelligent Structures ETF
Investment Objective
The SPDR S&P Kensho Intelligent Structures ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
Intelligent Infrastructure Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Intelligent Infrastructure Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Intelligent Infrastructure sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind intelligent infrastructure. In particular, the Index comprises the components of the (i) S&P Kensho Smart Grids Index focused on power grid technologies (with an emphasis on efficient management and use of energy, and improved power grid reliability), transportation infrastructure (with an emphasis on enhancing the efficiency of transportation infrastructure, as well as the new infrastructure capabilities required for alternative modes of transportation such as autonomous vehicles), and water infrastructure (with an emphasis on water conversion and increasing the water supply), and (ii) the S&P Kensho Smart Buildings Index focused on intelligent and connected home technologies and building automation infrastructure (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Smart Grids Index seeks to track companies that provide next generation products and services related to power, water and transportation infrastructures, or are a necessary component of the supply chain for such products and services. The S&P Kensho Smart Buildings Index seeks to track companies that produce products and services that enable buildings to become more connected, intelligent and adaptive, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2024, the Index comprised 49 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Infrastructure-Related Companies Risk: Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Investment in infrastructure-related securities entails exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	30.34%	Q4 2020
Lowest Quarterly Return	-28.85%	Q1 2020
Year-to-Date	0.62%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	7.57%	8.37%	3.55%
Return After Taxes on Distributions	7.06%	8.02%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	6.56%	2.71%
S&P Kensho Intelligent Infrastructure Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	6.80%	8.10%	3.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.00%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky and Kala O'Donnell.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho New Economies Composite ETF
Investment Objective
The SPDR S&P Kensho New Economies Composite ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
New Economies Composite Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho New Economies Composite Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide. The Index is designed to capture companies whose products and services are driving innovation and transforming the global economy through the use of existing and emerging technologies, and rapid developments in robotics, automation, artificial intelligence, connectedness and processing power (“New Economies companies”). In particular, the Index comprises the components included in the New Economy Subsector Indexes (each, an “Underlying Index”) developed by S&P Dow Jones Indices LLC (the “Index Provider”). Each Underlying Index is comprised of securities of New Economies companies in a specific sector. As of July 31, 2024, the Index was comprised of 25 Underlying Indexes.
The constituents of each Underlying Index are determined by a classification standard produced by the Index Provider. The classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1 filing, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. Each Underlying Index's exposure is then tilted towards Core Index Constituents.
The weight of each security in the Index is based on the relative weight given to each Underlying Index in the Index. The relative weight of each Underlying Index is determined by a proprietary process comparing the ratio of the average daily returns divided by the standard deviation of daily returns among the Underlying Indexes. Underlying Indexes with larger ratios are weighted more heavily than Underlying Indexes with smaller ratios. The weight of each security in each Underlying Index is then multiplied by the relative weight of the respective Underlying Index in the Index to determine the security's initial weight in the Index. The final constituent security weight is subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2024, the Index comprised 437 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
New Economies Companies Risk: The companies included in the Index are engaged in emerging industries and new technologies that may be unproven. Such industries and technologies may be adversely affected by technological advances, competition, rapid product or service obsolescence, and new and evolving regulations. Companies included in the Index may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. In addition, companies in the Index may have limited product lines, markets, financial resources or personnel. The Index may include stocks of smaller, less-seasoned companies that may be more volatile than the overall market.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the

Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.12%	Q4 2020
Lowest Quarterly Return	-21.59%	Q2 2022
Year-to-Date	6.25%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	20.22%	13.26%	10.07%
Return After Taxes on Distributions	19.69%	12.84%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	12.07%	10.52%	7.89%
S&P Kensho New Economies Composite Index (reflects no deduction for fees, expenses or taxes)	19.79%	13.11%	9.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.08%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky and Kala O'Donnell.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Kensho Smart Mobility ETF
Investment Objective
The SPDR S&P Kensho Smart Mobility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho Smart
Transportation Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Smart Transportation Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Smart Transportation sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind smart transportation. In particular, the Index comprises the components of the S&P Kensho Autonomous Vehicles Index, the S&P Kensho Advanced Transport Systems Index, the S&P Kensho Electric Vehicles Index and the civilian/commercially focused components of the S&P Kensho Drones Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Autonomous Vehicles Index seeks to track companies that build autonomous and connected vehicles and that provide the products and services that enable these vehicles to become more efficient and intelligent, or are a necessary component of the supply chain for such products and services. The S&P Kensho Advanced Transport Systems Index seeks to track companies that produce products and services that optimize the efficiency of managing large fleets of vehicles, cargo transportation, and mass transit, or are a necessary component of the supply chain for such products and services. The S&P Kensho Electric Vehicles Index seeks to track companies that produce products and services related to the development of electric vehicles, clean fuel systems, and related systems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market and related subsystems, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2024, the Index comprised 71 securities.

The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Transportation Companies Risk: Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	51.72%	Q2 2020
Lowest Quarterly Return	-30.37%	Q1 2020
Year-to-Date	-7.01%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	9.57%	7.82%	2.58%
Return After Taxes on Distributions	8.55%	7.26%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	6.02%	1.83%
S&P Kensho Smart Transportation Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	7.82%	6.99%	2.00%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.00%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky and Kathleen Morgan.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Metals & Mining ETF
Investment Objective
The SPDR S&P Metals & Mining ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Metals & Mining Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the metals and mining segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The metals & mining segment of the S&P TMI comprises the following sub-industries: Aluminum, Coal & Consumable Fuels, Copper, Diversified Metals & Mining, Gold, Precious Metals & Minerals, Silver, and Steel. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Aluminum, Coal & Consumable Fuels, Copper, Diversified Metals & Mining, Gold, Precious Metals & Minerals, Silver, and Steel sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 36 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Metals and Mining Companies Risk: Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Materials Sector Risk: Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.32%	Q4 2020
Lowest Quarterly Return	-44.48%	Q1 2020
Year-to-Date	7.02%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	21.52%	19.75%	5.24%
Return After Taxes on Distributions	21.18%	19.29%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	12.91%	15.97%	3.96%
S&P Metals & Mining Select Industry Index (reflects no deduction for fees, expenses or taxes)	21.92%	20.17%	5.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Oil & Gas Equipment & Services ETF
Investment Objective
The SPDR S&P Oil & Gas Equipment & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the oil and gas equipment and services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The oil and gas equipment and services segment of the S&P TMI comprises the Oil & Gas Drilling sub-industry and the Oil & Gas Equipment & Services sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Oil & Gas Drilling sub-industry and the Oil & Gas Equipment & Services sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 31 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Oil and Gas Companies Risk: Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance.

Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	60.70%	Q4 2020
Lowest Quarterly Return	-71.56%	Q1 2020
Year-to-Date	-3.47%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	6.76%	-0.03%	-14.07%
Return After Taxes on Distributions	6.58%	-0.33%	-14.36%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	-0.11%	-8.60%
S&P Oil & Gas Equipment & Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	7.09%	0.20%	-13.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Thomas Coleman and Xianhang Wu.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1998.
Xianhang Wu is an Assistant Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P® Oil & Gas Exploration & Production ETF
Investment Objective
The SPDR S&P Oil & Gas Exploration & Production ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the oil and gas exploration and production segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The oil and gas exploration and production segment of the S&P TMI comprises the following sub-industries: Integrated Oil & Gas, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Integrated Oil & Gas, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 53 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Oil and Gas Companies Risk: Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance.

Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	59.65%	Q2 2020
Lowest Quarterly Return	-64.97%	Q1 2020
Year-to-Date	-2.29%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	3.54%	7.66%	-5.13%
Return After Taxes on Distributions	2.77%	7.04%	-5.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	5.84%	-3.76%
S&P Oil & Gas Exploration & Production Select Industry Index (reflects no deduction for fees, expenses or taxes)	3.84%	7.88%	-4.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Olga Winner.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P® Pharmaceuticals ETF
Investment Objective
The SPDR S&P Pharmaceuticals ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Pharmaceuticals Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the pharmaceuticals segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The pharmaceuticals segment of the S&P TMI comprises the Pharmaceuticals sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Pharmaceuticals sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 43 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Pharmaceuticals Companies Risk: Pharmaceutical companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.59%	Q4 2019
Lowest Quarterly Return	-24.56%	Q3 2015
Year-to-Date	8.08%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	2.86%	3.61%	1.37%
Return After Taxes on Distributions	2.52%	3.34%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares	1.90%	2.77%	0.90%
S&P Pharmaceuticals Select Industry Index (reflects no deduction for fees, expenses or taxes)	2.77%	3.58%	1.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Keith Richardson.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Keith Richardson is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1999.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Regional Banking ETF
Investment Objective
The SPDR S&P Regional Banking ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the regional banking segment of the U.S. banking industry.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Regional Banks Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the regional banks segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The regional banks segment of the S&P TMI comprises the Regional Banks sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Regional Banks sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 141 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the Fund.
Financial Institutions Risk: Changes in the creditworthiness of financial institutions (such as banks and broker-dealers) may adversely affect the values of instruments of issuers in financial industries. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. In the Spring of 2023, the shut‐down of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition of a financial institution.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	46.60%	Q4 2020
Lowest Quarterly Return	-43.46%	Q1 2020
Year-to-Date	10.48%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-7.58%	5.22%	4.95%
Return After Taxes on Distributions	-8.48%	4.47%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	-4.22%	3.96%	3.84%
S&P Regional Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	-7.43%	5.53%	5.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Retail ETF
Investment Objective
The SPDR S&P Retail ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the retail segment of a U.S.
total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Retail Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the retail segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The retail segment of the S&P TMI comprises the following sub-industries: Apparel Retail, Automotive Retail, Broadline Retail, Computer & Electronic Retail, Consumer Staples Merchandise Retail, Drug Retail, Food Retailers, and Other Specialty Retail. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Apparel Retail, Automotive Retail, Broadline Retail, Computer & Electronic Retail, Consumer Staples Merchandise Retail, Drug Retail, Food Retailers, and Other Specialty Retail sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 77 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Retail Companies Risk: Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk: Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.23%	Q2 2020
Lowest Quarterly Return	-34.92%	Q1 2020
Year-to-Date	8.33%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	21.59%	13.90%	6.64%
Return After Taxes on Distributions	20.95%	13.26%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	12.85%	10.90%	5.13%
S&P Retail Select Industry Index (reflects no deduction for fees, expenses or taxes)	21.53%	13.88%	6.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Ted Janowsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Semiconductor ETF
Investment Objective
The SPDR S&P Semiconductor ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the semiconductor segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Semiconductor Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the semiconductors segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The semiconductors segment of the S&P TMI comprises the Semiconductors sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Semiconductors sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Semiconductor Equipment sub-industry that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 39 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Semiconductor Companies Risk: The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.90%	Q4 2020
Lowest Quarterly Return	-26.70%	Q2 2022
Year-to-Date	7.09%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	34.83%	28.76%	22.74%
Return After Taxes on Distributions	34.73%	28.64%	22.58%
Return After Taxes on Distributions and Sale of Fund Shares	20.69%	23.99%	19.82%
S&P Semiconductor Select Industry Index (reflects no deduction for fees, expenses or taxes)	35.33%	29.20%	23.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Software & Services ETF
Investment Objective
The SPDR S&P Software & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the computer software segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Software & Services Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the software and services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The software and services segment of the S&P TMI comprises the following sub-industries: Application Software, Interactive Home Entertainment, IT Consulting & Other Services, and Systems Software. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Application Software, Interactive Home Entertainment, IT Consulting & Other Services, and Systems Software sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 136 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Computer Software/Services Companies Risk: Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.77%	Q2 2020
Lowest Quarterly Return	-24.54%	Q2 2022
Year-to-Date	6.72%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	38.90%	15.15%	13.20%
Return After Taxes on Distributions	38.84%	15.10%	13.09%
Return After Taxes on Distributions and Sale of Fund Shares	23.05%	12.22%	11.06%
S&P Software & Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	38.91%	15.43%	13.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Thomas Coleman and Xianhang Wu.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 1998.
Xianhang Wu is an Assistant Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Telecom ETF
Investment Objective
The SPDR S&P Telecom ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the telecommunications segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Telecom Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the telecommunications segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The telecommunications segment of the S&P TMI comprises the following sub-industries: Alternative Carriers, Communications Equipment, Integrated Telecommunication Services, and Wireless Telecommunication Services. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Alternative Carriers, Communications Equipment, Integrated Telecommunication Services, and Wireless Telecommunication Services sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 39 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Telecommunications Sector Risk: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	26.16%	Q4 2020
Lowest Quarterly Return	-17.11%	Q4 2018
Year-to-Date	26.21%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-1.08%	5.90%	4.96%
Return After Taxes on Distributions	-1.28%	5.65%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	-0.52%	4.60%	3.86%
S&P Telecom Select Industry Index (reflects no deduction for fees, expenses or taxes)	-0.82%	6.15%	5.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Ted Janowsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR® S&P Transportation ETF
Investment Objective
The SPDR S&P Transportation ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the transportation segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Transportation Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index represents the transportation segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The transportation segment of the S&P TMI comprises the following sub-industries: Air Freight & Logistics, Airport Services, Cargo Ground Transportation, Highways & Rail Tracks, Marine Transportation, Marine Ports & Services, Passenger Airlines, Passenger Ground Transportation, and Rail Transportation. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Air Freight & Logistics, Airport Services, Cargo Ground Transportation, Highways & Rail Tracks, Marine Transportation, Marine Ports & Services, Passenger Airlines, Passenger Ground Transportation, and Rail Transportation sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2024, the Index comprised 44 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Transportation Companies Risk: Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	23.57%	Q1 2021
Lowest Quarterly Return	-31.84%	Q1 2020
Year-to-Date	-0.80%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	25.30%	10.37%	8.40%
Return After Taxes on Distributions	25.06%	10.08%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	15.12%	8.18%	6.81%
S&P Transportation Select Industry Index (reflects no deduction for fees, expenses or taxes)	25.71%	10.72%	8.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Ted Janowsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
Certain of the Funds, as described in the SAI, have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets, plus the amount of borrowings for investment purposes, in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy. The Board of Trustees of the Trust (the “Board”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and options contracts. Swaps and options contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
Principal Risks
The tables below identify the principal risks of investing in each Fund.
Fund Name	SPDR Dow Jones REIT ETF	SPDR FactSet Innovative Technology ETF	SPDR Global Dow ETF	SPDR ICE Preferred Securities ETF	SPDR MSCI USA StrategicFactors ETF	SPDR NYSE Technology ETF	SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPDR Portfolio S&P 400 Mid Cap ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk				x
Capital Markets Companies Risk

Fund Name	SPDR Dow Jones REIT ETF	SPDR FactSet Innovative Technology ETF	SPDR Global Dow ETF	SPDR ICE Preferred Securities ETF	SPDR MSCI USA StrategicFactors ETF	SPDR NYSE Technology ETF	SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPDR Portfolio S&P 400 Mid Cap ETF
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x				x
Consumer Discretionary Sector Risk						x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk			x
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk				x
Depositary Receipts Risk		x	x	x
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk			x
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x	x
Extension Risk				x
Financial Institutions Risk
Financial Sector Risk				x	x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk		x
Health Care Equipment Companies Risk

Fund Name	SPDR Dow Jones REIT ETF	SPDR FactSet Innovative Technology ETF	SPDR Global Dow ETF	SPDR ICE Preferred Securities ETF	SPDR MSCI USA StrategicFactors ETF	SPDR NYSE Technology ETF	SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPDR Portfolio S&P 400 Mid Cap ETF
Health Care Sector Risk					x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk								x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk					x
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk					x
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk					x			x
Momentum Risk
New Economies Companies Risk
Non-Diversification Risk
Non-U.S. Securities Risk			x	x
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk				x
Quality Risk					x
Real Estate Sector Risk	x
REIT Risk	x
Retail Companies Risk

Fund Name	SPDR Dow Jones REIT ETF	SPDR FactSet Innovative Technology ETF	SPDR Global Dow ETF	SPDR ICE Preferred Securities ETF	SPDR MSCI USA StrategicFactors ETF	SPDR NYSE Technology ETF	SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPDR Portfolio S&P 400 Mid Cap ETF
Semiconductor Companies Risk
Settlement Risk			x
Small-Capitalization Securities Risk
Technology Sector Risk		x			x	x	x
Electronic Media Companies Risk		x
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk			x	x	x		x	x
Utilities Sector Risk
Valuation Risk			x		x			x
Value Stock Risk					x

Fund Name	SPDR Portfolio S&P 500 ETF	SPDR Portfolio S&P 500 Growth ETF	SPDR Portfolio S&P 500 High Dividend ETF	SPDR Portfolio S&P 500 Value ETF	SPDR Portfolio S&P 600 Small Cap ETF	SPDR Portfolio S&P Sector Neutral Dividend ETF	SPDR Russell 1000 Low Volatility Focus ETF	SPDR Russell 1000 Momentum Focus ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk
Consumer Discretionary Sector Risk							x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk			x			x
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x	x
Extension Risk
Financial Institutions Risk

Fund Name	SPDR Portfolio S&P 500 ETF	SPDR Portfolio S&P 500 Growth ETF	SPDR Portfolio S&P 500 High Dividend ETF	SPDR Portfolio S&P 500 Value ETF	SPDR Portfolio S&P 600 Small Cap ETF	SPDR Portfolio S&P Sector Neutral Dividend ETF	SPDR Russell 1000 Low Volatility Focus ETF	SPDR Russell 1000 Momentum Focus ETF
Financial Sector Risk			x	x	x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk		x
Health Care Equipment Companies Risk
Health Care Sector Risk				x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk					x		x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk	x	x	x	x			x	x
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk						x
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk							x
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Risk								x
New Economies Companies Risk
Non-Diversification Risk		x				x
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk

Fund Name	SPDR Portfolio S&P 500 ETF	SPDR Portfolio S&P 500 Growth ETF	SPDR Portfolio S&P 500 High Dividend ETF	SPDR Portfolio S&P 500 Value ETF	SPDR Portfolio S&P 600 Small Cap ETF	SPDR Portfolio S&P Sector Neutral Dividend ETF	SPDR Russell 1000 Low Volatility Focus ETF	SPDR Russell 1000 Momentum Focus ETF
Quality Risk							x	x
Real Estate Sector Risk			x
REIT Risk			x
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk					x
Technology Sector Risk	x	x				x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk	x	x	x	x	x	x	x	x
Utilities Sector Risk
Valuation Risk					x
Value Stock Risk				x			x	x

Fund Name	SPDR Russell 1000 Yield Focus ETF	SPDR S&P 1500 Momentum Tilt ETF	SPDR S&P 1500 Value Tilt ETF	SPDR S&P 400 Mid Cap Growth ETF	SPDR S&P 400 Mid Cap Value ETF	SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPDR S&P 600 Small Cap Growth ETF	SPDR S&P 600 Small Cap Value ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk
Consumer Discretionary Sector Risk	x			x			x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk	x
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x	x
Extension Risk
Financial Institutions Risk
Financial Sector Risk			x		x			x

Fund Name	SPDR Russell 1000 Yield Focus ETF	SPDR S&P 1500 Momentum Tilt ETF	SPDR S&P 1500 Value Tilt ETF	SPDR S&P 400 Mid Cap Growth ETF	SPDR S&P 400 Mid Cap Value ETF	SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPDR S&P 600 Small Cap Growth ETF	SPDR S&P 600 Small Cap Value ETF
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk						x
Growth Stock Risk				x			x
Health Care Equipment Companies Risk
Health Care Sector Risk
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk				x			x	x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk	x					x
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk				x	x
Momentum Risk		x
New Economies Companies Risk
Non-Diversification Risk		x
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk
Quality Risk	x
Real Estate Sector Risk

Fund Name	SPDR Russell 1000 Yield Focus ETF	SPDR S&P 1500 Momentum Tilt ETF	SPDR S&P 1500 Value Tilt ETF	SPDR S&P 400 Mid Cap Growth ETF	SPDR S&P 400 Mid Cap Value ETF	SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPDR S&P 600 Small Cap Growth ETF	SPDR S&P 600 Small Cap Value ETF
REIT Risk
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk							x	x
Technology Sector Risk		x				x	x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk	x	x	x	x	x	x	x	x
Utilities Sector Risk
Valuation Risk				x	x		x	x
Value Stock Risk	x		x		x			x

Fund Name	SPDR S&P Aerospace & Defense ETF	SPDR S&P Bank ETF	SPDR S&P Biotech ETF	SPDR S&P Capital Markets ETF	SPDR S&P Dividend ETF	SPDR S&P Health Care Equipment ETF	SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF
Aerospace and Defense Companies Risk	x
Banking Companies Risk		x
Regional Bank Risk		x
Biotechnology Companies Risk			x
Call/Prepayment Risk
Capital Markets Companies Risk				x
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x	x	x		x	x	x
Consumer Discretionary Sector Risk								x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk					x
Dividend Paying Securities Risk					x
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x	x
Extension Risk
Financial Institutions Risk		x
Financial Sector Risk				x	x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x

Fund Name	SPDR S&P Aerospace & Defense ETF	SPDR S&P Bank ETF	SPDR S&P Biotech ETF	SPDR S&P Capital Markets ETF	SPDR S&P Dividend ETF	SPDR S&P Health Care Equipment ETF	SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk						x
Health Care Sector Risk			x			x	x
Health Care Services Companies Risk							x
Homebuilding Companies Risk								x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk	x							x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Risk
New Economies Companies Risk
Non-Diversification Risk
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk
Quality Risk
Real Estate Sector Risk					x
REIT Risk
Retail Companies Risk								x
Semiconductor Companies Risk

Fund Name	SPDR S&P Aerospace & Defense ETF	SPDR S&P Bank ETF	SPDR S&P Biotech ETF	SPDR S&P Capital Markets ETF	SPDR S&P Dividend ETF	SPDR S&P Health Care Equipment ETF	SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF
Settlement Risk
Small-Capitalization Securities Risk
Technology Sector Risk
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk					x
Utilities Sector Risk					x
Valuation Risk
Value Stock Risk

Fund Name	SPDR S&P Insurance ETF	SPDR S&P Kensho Clean Power ETF	SPDR S&P Kensho Final Frontiers ETF	SPDR S&P Kensho Future Security ETF	SPDR S&P Kensho Intelligent Structures ETF	SPDR S&P Kensho New Economies Composite ETF	SPDR S&P Kensho Smart Mobility ETF
Aerospace and Defense Companies Risk			x	x
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk		x
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x	x	x	x	x	x
Consumer Discretionary Sector Risk							x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk				x
Cybersecurity-Related Risk		x	x	x	x	x	x
Debt Securities Risk
Depositary Receipts Risk		x	x	x	x	x	x
Derivatives Risk	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk			x
Electronics Companies Risk
Emerging Markets Risk		x	x	x	x	x	x
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x
Extension Risk
Financial Institutions Risk

Fund Name	SPDR S&P Insurance ETF	SPDR S&P Kensho Clean Power ETF	SPDR S&P Kensho Final Frontiers ETF	SPDR S&P Kensho Future Security ETF	SPDR S&P Kensho Intelligent Structures ETF	SPDR S&P Kensho New Economies Composite ETF	SPDR S&P Kensho Smart Mobility ETF
Financial Sector Risk	x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk
Health Care Sector Risk						x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x
Industrial Sector Risk		x	x	x	x	x	x
Infrastructure-Related Companies Risk					x
Insurance Companies Risk	x
Internet Segment Risk
Large-Capitalization Securities Risk		x	x	x	x	x	x
Leveraging Risk	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk		x	x	x	x	x	x
Momentum Risk
New Economies Companies Risk						x
Non-Diversification Risk
Non-U.S. Securities Risk		x	x	x	x	x	x
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk

Fund Name	SPDR S&P Insurance ETF	SPDR S&P Kensho Clean Power ETF	SPDR S&P Kensho Final Frontiers ETF	SPDR S&P Kensho Future Security ETF	SPDR S&P Kensho Intelligent Structures ETF	SPDR S&P Kensho New Economies Composite ETF	SPDR S&P Kensho Smart Mobility ETF
Preferred Securities Risk
Quality Risk
Real Estate Sector Risk
REIT Risk
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk		x	x	x	x	x	x
Small-Capitalization Securities Risk		x	x	x	x	x	x
Technology Sector Risk		x	x	x	x	x	x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk							x
Unconstrained Sector Risk
Utilities Sector Risk		x
Valuation Risk		x	x	x	x	x	x
Value Stock Risk

Fund Name	SPDR S&P Metals & Mining ETF	SPDR S&P Oil & Gas Equipment & Services ETF	SPDR S&P Oil & Gas Exploration & Production ETF	SPDR S&P Pharmaceuticals ETF	SPDR S&P Regional Banking ETF	SPDR S&P Retail ETF	SPDR S&P Semiconductor ETF	SPDR S&P Software & Services ETF
Aerospace and Defense Companies Risk
Banking Companies Risk					x
Regional Bank Risk					x
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk								x
Concentration Risk	x	x	x	x	x	x	x	x
Consumer Discretionary Sector Risk						x
Consumer Staples Sector Risk						x
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk
Energy Sector Risk		x	x
Equity Investing Risk	x	x	x	x	x	x	x	x
Extension Risk
Financial Institutions Risk					x

Fund Name	SPDR S&P Metals & Mining ETF	SPDR S&P Oil & Gas Equipment & Services ETF	SPDR S&P Oil & Gas Exploration & Production ETF	SPDR S&P Pharmaceuticals ETF	SPDR S&P Regional Banking ETF	SPDR S&P Retail ETF	SPDR S&P Semiconductor ETF	SPDR S&P Software & Services ETF
Financial Sector Risk
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk
Health Care Sector Risk				x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk	x
Metals and Mining Companies Risk	x
Mid-Capitalization Securities Risk
Momentum Risk
New Economies Companies Risk
Non-Diversification Risk	x
Non-U.S. Securities Risk
Oil and Gas Companies Risk		x	x
Pharmaceuticals Companies Risk				x

Fund Name	SPDR S&P Metals & Mining ETF	SPDR S&P Oil & Gas Equipment & Services ETF	SPDR S&P Oil & Gas Exploration & Production ETF	SPDR S&P Pharmaceuticals ETF	SPDR S&P Regional Banking ETF	SPDR S&P Retail ETF	SPDR S&P Semiconductor ETF	SPDR S&P Software & Services ETF
Preferred Securities Risk
Quality Risk
Real Estate Sector Risk
REIT Risk
Retail Companies Risk						x
Semiconductor Companies Risk							x
Settlement Risk
Small-Capitalization Securities Risk
Technology Sector Risk							x	x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk
Utilities Sector Risk
Valuation Risk
Value Stock Risk

Fund Name	SPDR S&P Telecom ETF	SPDR S&P Transportation ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x
Consumer Discretionary Sector Risk
Consumer Staples Sector Risk
Counterparty Risk	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x
Futures Contract Risk	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Electronics Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x
Extension Risk
Financial Institutions Risk
Financial Sector Risk
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk

Fund Name	SPDR S&P Telecom ETF	SPDR S&P Transportation ETF
Health Care Equipment Companies Risk
Health Care Sector Risk
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x
Industrial Sector Risk		x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk
Leveraging Risk	x	x
Limited Track Record Risk
Liquidity Risk	x	x
Low Volatility Risk
Market Risk	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Risk
New Economies Companies Risk
Non-Diversification Risk
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk
Quality Risk
Real Estate Sector Risk
REIT Risk
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk
Technology Sector Risk

Fund Name	SPDR S&P Telecom ETF	SPDR S&P Transportation ETF
Electronic Media Companies Risk
Telecommunications Sector Risk	x
Transportation Companies Risk		x
Unconstrained Sector Risk
Utilities Sector Risk
Valuation Risk
Value Stock Risk

Aerospace and Defense Companies Risk. Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Banking Companies Risk. The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. To the extent a bank's portfolio of loans or investments are concentrated in a particular industry, the bank may be vulnerable to economic conditions that affect that industry. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Regional Bank Risk. Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, a Fund. In March 2023, the shut-down of certain regional banks resulted in concerns over disruption in the U.S. banking system. Additional bank shut-downs or failures in the future could have adverse impacts on a Fund.
Biotechnology Companies Risk. Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Capital Markets Companies Risk. Companies within an Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.
Clean Power Companies Risk. Clean power companies may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Clean power companies may be affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, changes in exchange rates, imposition of import controls, and depletion of resources. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products or services, and international political events may cause fluctuations in the performance of clean power companies and the prices of their securities. Risks associated with fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect clean power companies. The supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may also affect clean power companies.
Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Cybersecurity Companies Risk. Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Cybersecurity-Related Risk. The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause a Fund's investments to lose value.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in the Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index  or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Dividend-Paying Securities Risk. Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by a Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.

Drone Companies Risk. Drone companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. Securities of drone companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. These companies may face intense competition and potentially rapid product obsolescence. In addition, drone companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. As a result, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. Legal and regulatory changes may have an impact on a drone company's products or services. In addition, drone companies may also be subject to increasing regulatory constraints that may limit the sale or use of a company's products, including the need to obtain regulatory approvals from certain government agencies. Drone companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Electronics Companies Risk. Electronics companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of electronics companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results. Electronic companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by such companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Institutions Risk. Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. In the Spring of 2023, the shut‐down of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Fund's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Fossil Fuel Reserves Free Ownership Risk. The returns on a portfolio of securities that seeks to exclude companies that own fossil fuel reserves may trail the returns on a portfolio of securities that includes such companies. Investing in a portfolio of securities of companies that do not own fossil fuel reserves may affect a Fund's exposure to certain types of investments and may impact the Fund's relative investment performance depending on whether such investments are in or out of favor in the market.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Health Care Equipment Companies Risk: Health care equipment companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care equipment companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Health Care Services Companies Risk. Health care services companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care services companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Homebuilding Companies Risk. Homebuilding companies can be significantly affected by the national, regional and local real estate markets. Homebuilding companies are also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Homebuilding companies can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to each Index methodology, a security may be removed from an Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of an Index and the corresponding Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to an Index may expose the corresponding Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the corresponding Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Infrastructure-Related Companies Risk. Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Insurance Companies Risk. Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although insurance companies are currently subject to extensive regulation, such companies may be adversely affected by increased governmental regulations or tax law changes in the future.
Internet Segment Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect internet companies, and changing domestic and international demand, research and development costs, availability and price components and product obsolescence also can affect their profitability.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a

Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Limited Track Record Risk. The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Metals and Mining Companies Risk. Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Momentum Risk. The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
New Economies Companies Risk. The companies included in the Index are engaged in emerging industries and new technologies that may be unproven. Such industries and technologies may be adversely affected by technological advances, competition, rapid product or service obsolescence, and new and evolving regulations. Companies included in the Index may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. In addition, companies in the Index may have limited product lines, markets, financial resources or personnel. The Index may include stocks of smaller, less-seasoned companies that may be more volatile than the overall market.
Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. A non-diversified Fund may become diversified for periods of time solely as a result of tracking its Index (e.g., changes in weightings of one or more component securities).
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments  in issuers  in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses.
Oil and Gas Companies Risk. Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Pharmaceuticals Companies Risk. Pharmaceutical companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
Preferred Securities Risk. Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the increased likelihood of deferred interest or dividend payments and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay interest or dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, to the extent preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.

Quality Risk. A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Real Estate Sector Risk. There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, a Fund, and indirectly a Fund's shareholders, would bear their ratable shares of the real property company's expenses and would at the same time continue to pay their own fees and expenses.
REIT Risk. REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REITs are also subject to the risks affecting equity markets generally. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment, which could have adverse consequences for a Fund. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties. Equity REITs may be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, failure to collect rents or increased competition from other rental properties. In addition, rising interest rates may increase the costs of obtaining financing for real estate projects, which may cause the value of an equity REIT to decline. Mortgage REITs receive principal and interest payments from the owners of mortgage properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers, which refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when due. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. In addition, if a borrower refinances or prepays a mortgage, a mortgage REIT's yield may decline.
Retail Companies Risk. Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
Semiconductor Companies Risk. A Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Electronic Media Companies Risk: Electronic media companies create, own, and distribute various forms of technology-based visual, audio, and interactive content, as well as information databases that they sell or lease to others. Electronic media companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, and rapid obsolescence of products and services due to product compatibility or changing consumer preferences.
Telecommunications Sector Risk. The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Transportation Companies Risk. Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to

NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.

Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2024, the Adviser managed approximately $1.01 trillion in assets and SSGA managed approximately $4.37 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2024, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
SPDR Dow Jones REIT ETF	0.25%
SPDR FactSet Innovative Technology ETF	0.45%
SPDR Global Dow ETF	0.50%
SPDR ICE Preferred Securities ETF	0.45%
SPDR MSCI USA StrategicFactors ETF	0.15%
SPDR NYSE Technology ETF	0.35%
SPDR Portfolio S&P 1500 Composite Stock Market ETF	0.03%
SPDR Portfolio S&P 400 Mid Cap ETF	0.05%(1)
SPDR Portfolio S&P 500 ETF	0.03%(2)
SPDR Portfolio S&P 500 Growth ETF	0.04%
SPDR Portfolio S&P 500 High Dividend ETF	0.07%
SPDR Portfolio S&P 500 Value ETF	0.04%
SPDR Portfolio S&P 600 Small Cap ETF	0.05%(1)
SPDR Portfolio S&P Sector Neutral Dividend ETF	0.05%
SPDR Russell 1000 Low Volatility Focus ETF	0.20%
SPDR Russell 1000 Momentum Focus ETF	0.20%
SPDR Russell 1000 Yield Focus ETF	0.20%
SPDR S&P 1500 Momentum Tilt ETF	0.12%
SPDR S&P 1500 Value Tilt ETF	0.12%
SPDR S&P 400 Mid Cap Growth ETF	0.15%
SPDR S&P 400 Mid Cap Value ETF	0.15%
SPDR S&P 500 Fossil Fuel Reserves Free ETF	0.20%
SPDR S&P 600 Small Cap Growth ETF	0.15%
SPDR S&P 600 Small Cap Value ETF	0.15%
SPDR S&P Aerospace & Defense ETF	0.35%
SPDR S&P Bank ETF	0.35%
SPDR S&P Biotech ETF	0.35%
SPDR S&P Capital Markets ETF	0.35%
SPDR S&P Dividend ETF	0.35%
SPDR S&P Health Care Equipment ETF	0.35%
SPDR S&P Health Care Services ETF	0.35%
SPDR S&P Homebuilders ETF	0.35%
SPDR S&P Insurance ETF	0.35%
SPDR S&P Kensho Clean Power ETF	0.45%
SPDR S&P Kensho Final Frontiers ETF	0.45%
SPDR S&P Kensho Future Security ETF	0.45%
SPDR S&P Kensho Intelligent Structures ETF	0.45%
SPDR S&P Kensho New Economies Composite ETF	0.20%
SPDR S&P Kensho Smart Mobility ETF	0.45%
SPDR S&P Metals & Mining ETF	0.35%
SPDR S&P Oil & Gas Equipment & Services ETF	0.35%
SPDR S&P Oil & Gas Exploration & Production ETF	0.35%
SPDR S&P Pharmaceuticals ETF	0.35%
SPDR S&P Regional Banking ETF	0.35%
SPDR S&P Retail ETF	0.35%

SPDR S&P Semiconductor ETF	0.35%
SPDR S&P Software & Services ETF	0.35%
SPDR S&P Telecom ETF	0.35%
SPDR S&P Transportation ETF	0.35%
(1)
Effective August 1, 2023, the Adviser agreed to reduce the Fund's management fee from 0.05% to 0.03% of the Fund's average daily net assets.
(2)
Effective August 1, 2023, the Adviser agreed to reduce the Fund's management fee from 0.03% to 0.02% of the Fund's average daily net assets.
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2025. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A discussion regarding the Board's consideration of the Investment Advisory Agreement is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2024.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SPDR Series Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order. Except with respect to the SPDR FactSet Innovative Technology ETF, SPDR MSCI USA StrategicFactors ETF, SPDR Portfolio S&P 500 High Dividend ETF, SPDR Portfolio S&P 600 Small Cap ETF, SPDR Portfolio S&P Sector Neutral Dividend ETF, SPDR Russell 1000 Low Volatility Focus ETF, SPDR Russell 1000 Momentum Focus ETF, SPDR Russell 1000 Yield Focus ETF, SPDR S&P 1500 Momentum Tilt ETF, SPDR S&P 1500 Value Tilt ETF, SPDR S&P 500 Fossil Fuel Reserves Free ETF, SPDR S&P Kensho Clean Power ETF, SPDR S&P Kensho Final Frontiers ETF, SPDR S&P Kensho Future Security ETF, SPDR S&P Kensho Intelligent Structures ETF, SPDR S&P Kensho New Economies Composite ETF and SPDR S&P Kensho Smart Mobility ETF, approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.
Portfolio Managers.
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider and David Chin	SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF
Karl Schneider and Raymond Donofrio	SPDR S&P Biotech ETF, SPDR S&P Health Care Services ETF, SPDR S&P Insurance ETF, SPDR S&P Metals & Mining ETF
Karl Schneider and Michael Finocchi	SPDR FactSet Innovative Technology ETF
Karl Schneider and Lisa Hobart	SPDR Dow Jones REIT ETF
Karl Schneider and Ted Janowsky	SPDR S&P Retail ETF
Karl Schneider and Mark Krivitsky	SPDR Portfolio S&P 500 Growth ETF, SPDR Portfolio S&P 500 Value ETF
Karl Schneider and John Law
SPDR MSCI USA StrategicFactors ETF, SPDR Portfolio S&P 500 High Dividend ETF, SPDR Russell 1000 Yield Focus ETF, SPDR S&P 1500
Momentum Tilt ETF, SPDR S&P 1500 Value Tilt ETF, SPDR S&P 500 Fossil Fuel Reserves Free ETF

Karl Schneider and Kathleen Morgan	SPDR Global Dow ETF, SPDR NYSE Technology ETF, SPDR Portfolio S&P 1500 Composite Stock Market ETF
Karl Schneider and Kala O'Donnell	SPDR S&P Capital Markets ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Regional Banking ETF, SPDR S&P Semiconductor ETF

Portfolio Management Team	Fund
Karl Schneider and Emiliano Rabinovich	SPDR Russell 1000 Low Volatility Focus ETF, SPDR Russell 1000 Momentum Focus ETF, SPDR S&P Dividend ETF
Karl Schneider and Keith Richardson	SPDR S&P Aerospace & Defense ETF, SPDR S&P Pharmaceuticals ETF
Karl Schneider and Olga Winner	SPDR S&P Oil & Gas Exploration & Production ETF
Karl Schneider and Teddy Wong	SPDR Portfolio S&P 600 Small Cap ETF
Mark Krivitsky and Kathleen Morgan	SPDR S&P Kensho Clean Power ETF, SPDR S&P Kensho Smart Mobility ETF
Kathleen Morgan and Kala O'Donnell	SPDR S&P Kensho Final Frontiers ETF, SPDR S&P Kensho Future Security ETF
Mark Krivitsky and Kala O'Donnell	SPDR S&P Kensho Intelligent Structures ETF, SPDR S&P Kensho New Economies Composite ETF
Karl Schneider, Juan Acevedo and Michael Finocchi	SPDR S&P 400 Mid Cap Growth ETF
Karl Schneider, Mark Krivitsky and Michael Finocchi	SPDR Portfolio S&P 400 Mid Cap ETF
Karl Schneider, John Law and Emiliano Rabinovich	SPDR Portfolio S&P 500 ETF
Karl Schneider, Juan Acevedo and Raymond Donofrio	SPDR Portfolio S&P 400 Mid Cap Value ETF
Karl Schneider, Raymond Donofrio and Amy Cheng	SPDR Portfolio S&P Homebuilders ETF
Karl Schneider and Ted Janowsky	SPDR S&P Telecom ETF, SPDR S&P Transportation ETF
Karl Schneider, Thomas Coleman and Xianhang Wu	SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Software & Services ETF
Karl Schneider, Ted Janowsky and Kala O'Donnell	SPDR S&P Bank ETF
Karl Schneider, Amy Scofield and Michael Finocchi	SPDR ICE Preferred Securities ETF
Emiliano Rabinovich, Juan Acevedo and Ted Janowsky	SPDR Portfolio S&P Sector Neutral Dividend ETF
Juan Acevedo is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He is responsible for managing equity index, smart beta and tax-efficient quantitative strategies for institutional clients and high net worth individuals. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA's Implementation Group, where he was responsible for the daily management of active and passive strategies, with an additional focus on mass construction of separately managed accounts. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College. Additionally, he received a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University.
Amy Cheng is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Within this group, she is the strategy leader for alternative asset equities. She is responsible for the management of various domestic, international and emerging market equity index strategies, including listed real estate securities and commodities. Prior to joining the Systematic Equity Beta Group in 2008, Ms. Cheng worked in SSGA's Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. She also worked as an operations associate responsible for funds managed by the active international equities team. Prior to joining SSGA in 2000, Ms. Cheng worked at Mellon Financial. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College. She is a member of the FTSE EPRA/NAREIT Global Real Estate Index Series Americas Regional Advisory Committee.
David Chin is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He is responsible for managing a full range of equity index and tax-efficient products. Prior to joining SSGA in 1999, Mr. Chin worked at Frank Russell Company, OneSource Information Systems, and PanAgora Asset Management. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a Bachelor of Science in Management Information Systems from the University of Massachusetts/Boston and a Master of Business Administration from the University of Arizona.
Thomas Coleman, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Within this group, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor's, and NASDAQ indices. Prior to assuming his current role in April 2004, he managed SSGA's International Structured Products Group Operations Team. Mr. Coleman holds a Bachelor of Science in Finance and Accounting from Boston College and a Master of Business Administration from Babson College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Raymond Donofrio is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Mr. Donofrio is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to his current role, Mr. Donofrio was an analyst for SSGA's Strategy and Research

Group within the Global ETF Group. He began his career as an associate within the Investment Operations team at SSGA, where he supported the portfolio managers of the Systematic Equity Beta Group, mainly focusing on international strategies. Mr. Donofrio received his Bachelor of Science in Financial Services from Bryant University and his Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business.
Michael Finocchi is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He is responsible for managing a wide variety of equity index and tax-efficient strategies for institutional clients and high net worth individuals. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Systematic Equity Beta Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing BGI. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.
Lisa Hobart is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Ms. Hobart is responsible for managing domestic, international and emerging strategies for both traditional index and alternative beta mandates. She is responsible for managing strategies across separate accounts, commingled funds, mutual funds, and ETF structures. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. During her career at SSGA, Lisa has managed the Investment Operations team, supporting passive, enhanced and active equity strategies. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate.
Ted Janowsky, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. In this capacity, he manages a diverse group of equity and derivative-based index portfolios and has played a significant role designing proprietary portfolio management software. Additionally, Mr. Janowsky was head of the portfolio management team of SSGA's Company Stock Group, which manages all fiduciary transactions and company stock investments including employee stock ownership plans, 401(k) plans, defined benefit plans and non-qualified plans. Prior to joining the Systematic Equity Beta Group, he worked as an application developer in Investor Technology Services within State Street Corporation. He also worked as a business analyst in State Street's London and Sydney offices. Mr. Janowsky joined SSGA in 2005. Mr. Janowsky holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from the Carroll School of Management at Boston College. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Mark Krivitsky is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group and Tax-Efficient Market Capture Group. He is responsible for managing both U.S. and international index funds and taxable institutional accounts. His previous experience at SSGA includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. He has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University.
John Law, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Kathleen Morgan, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA in 2017, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.
Kala O'Donnell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She is responsible for managing both domestic and international equity index portfolios, including a variety of separate accounts, commingled funds, ETFs and alternative beta strategies. Additionally, Ms. O'Donnell has been involved in various research and process improvement projects, and has served as a hedging specialist within the Group. Prior to joining SSGA, Ms. O'Donnell worked in State Street Corporation's Mutual Funds division in the U.S., as well as in Canada and Germany. She has been in the investment management field since she joined SSGA in 1995. Ms. O'Donnell holds a Bachelor of Science in Accounting from Lehigh University and a Master of Business Administration in International Business from Bentley College. She is member of the Chartered Financial Analyst (CFA) Institute and CFA Society Boston, Inc.
Emiliano Rabinovich, CFA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich manages a varied mix of portfolios that include both traditional indexing as well as a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separately managed accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006, where he served as the Head of the Indexing team in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Keith Richardson is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He currently manages a variety of passive U.S. and international equity funds including an assortment of ETFs, sub-advised mutual funds, and separately managed portfolios. Prior to his current role, Mr. Richardson spent nine years as a portfolio manager in SSGA's Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. During that time, he also oversaw the mass construction of separately managed accounts (SMAs). He began his time with SSGA in investment operations with a primary focus on tax-efficient market capture. Mr. Richardson has been with SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration with a Finance concentration from the Sawyer School of Management at Suffolk University.
Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta (SEB) Group in the Americas. He also serves as a Senior Portfolio Manager for a number of the group's index equity portfolios. Previously within the SEB Group, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the SEB Group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Amy Scofield is a Principal of SSGA and the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an operations associate in SSGA's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.

Olga Winner, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She is responsible for the management of several domestic, international developed and emerging market strategies, including separate accounts, commingled funds, mutual funds and ETFs. Additionally, Ms. Winner manages hedged and futures overlay strategies. Prior to joining SSGA, Ms. Winner worked as an acquisitions associate at Boston Capital Partners, a real estate investment firm, analyzing investment opportunities. She holds a Master of Business Administration and a Master of Science in Finance from the Carroll School of Management at Boston College and a Bachelor of Science in Finance from the University of Massachusetts. She also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Teddy Wong is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Within this team, he is responsible for the management of several strategies, including developed and emerging markets strategies benchmarked to MSCI and S&P indices as well as domestic strategies benchmarked to Russell and Standard & Poor's indices. Prior to assuming his current role in January 2006, Mr. Wong was a manager within SSGA's International Structured Products Group Operations Team. Mr. Wong holds a Bachelor of Arts in Economics from the University of Rochester.
Xianhang Wu is an Assistant Vice President of SSGA and the Adviser and a Portfolio Manager in the Systematic Equity Beta (SEB) Group. In this capacity, he manages a diverse group of equity index portfolios, with both domestic and international strategies. Previously within the SEB Group, Mr. Wu worked as a portfolio specialist assisting portfolio management and trading teams research index methodologies and trading strategies, as well as presenting investment results and value-add techniques of equity indexing and ESG strategies to institutional clients. Mr. Wu also supported the Active Quantitative Equity Group where he was responsible for research and presentation of performance and underlying mechanics of strategies to institutional clients inclusive of specific alpha models utilized in country/security selection and portfolio construction techniques. Prior to joining SSGA in 2016, Mr. Wu worked at Guangfa Fund Management Company as a quantitative research analyst and John Hancock Life Insurance Company as a business analyst. He holds a Bachelor of Science in Business Administration from Northeastern University.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Index/Trademark Licenses/Disclaimers
The Index Providers are not affiliated with the Trust, the Adviser, the Funds' Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indices. The Adviser is sub-licensing rights to the Indices to the respective Funds at no charge.
The SPDR FactSet Innovative Technology ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by FactSet. FactSet makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the FactSet Innovative Technology Index to track general stock market performance. FactSet licenses to State Street Global Advisors (“Licensee”) certain trademarks and trade names of FactSet and of the FactSet Innovative Technology Index. The FactSet Innovative Technology Index is determined, composed and calculated by FactSet without regard to the Licensee, Adviser or the Fund. FactSet has no obligation to take the needs of the Licensee, Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. FactSet is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. FactSet has no obligation or liability in connection with the administration, marketing or trading of the Fund.
FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE EXCHANGE-LISTED FIXED & ADJUSTABLE RATE PREFERRED SECURITIES INDEX DISCLAIMER
ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data or its affiliates. This trademark has been licensed, along with the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index (“Index”) for use by State Street Global Advisors Trust Company (“SSGA”) in connection with SPDR ICE Preferred Securities ETF (the “Product”). Neither SSGA nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly or the ability of the Index to track general stock market performance. ICE Data's only relationship to SSGA is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to SSGA or the Product or its holders. ICE Data has no obligation to take the needs of SSGA or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO,

OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
KENSHO© is a registered service mark of Kensho Technologies Inc. (“Kensho”), and all Kensho financial indices in the Kensho New Economies© family and such indices' corresponding service marks have been licensed by the Licensee in connection with the SPDR S&P Kensho Clean Power ETF, SPDR S&P Kensho Final Frontiers ETF, SPDR S&P Kensho Future Security ETF, SPDR S&P Kensho Intelligent Structures ETF, SPDR S&P Kensho New Economies Composite ETF and SPDR S&P Kensho Smart Mobility ETF (collectively, the “SPDR ETFs”). The SPDR ETFs are not marketed, sold, or sponsored by Kensho, Kensho's affiliates, or Kensho's third party licensors.
Kensho is not an investment adviser or broker-dealer and Kensho makes no representation regarding the advisability of investing in any investment fund, other investment vehicle, security or other financial product regardless of whether or not it is based on, derived from, or included as a constituent of any Kensho New Economies© family index. Kensho bears no responsibility or liability for any business decision, input, recommendation, or action taken based on Kensho indices or any products based on, derived from, or included as a constituent of any such index. All referenced names and trademarks are the property of their respective owners.
THE SPDR MSCI USA STRATEGICFACTORS ETF (THE “MSCI FUND”) IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE MSCI FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE MSCI FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE MSCI FUND OR THE ISSUER OR OWNERS OF THE MSCI FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE MSCI FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE MSCI FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE MSCI FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE MSCI FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE MSCI FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUND, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THE MSCI FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE FUND WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
NYSE TECHNOLOGY INDEX DISCLAIMER
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “NYSE®” is a trademark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the NYSE Technology Index (“Index”) for use by State Street Global Advisors Trust Company (“SSGA”) in connection with SPDR NYSE Technology ETF (the “Product”). Neither SSGA nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly or the ability of the Index to track general stock market performance. ICE Data's only relationship to SSGA is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to SSGA or the Product or its holders. ICE Data has no obligation to take the needs of SSGA or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
Russell Indices: The SPDR Russell 1000 Low Volatility Focus ETF, SPDR Russell 1000 Momentum Focus ETF and SPDR Russell 1000 Yield Focus ETF, (the “Products”) have been developed solely by the Adviser. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 1000® Low Volatility Focused Factor Index, Russell 1000® Momentum Focused Factor Index and Russell 1000® Yield Focused Factor Index (collectively, the “FTSE Russell Indices”) vest in the relevant LSE Group company which owns the FTSE Russell Indices. “FTSE®”, “Russell®”, “FTSE Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The FTSE Russell Indices are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indices or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the FTSE Russell Indices for the purpose to which they are being put by the Adviser.
S&P Indices: “S&P 500 Growth Index,” “S&P 500 Value Index,” “S&P 500 High Dividend Index,” “S&P 500 Fossil Fuel Reserves Free Index,” “S&P MidCap 400 Growth Index,” “S&P MidCap 400 Value Index,” “S&P SmallCap 600 Index,” “S&P SmallCap 600 Growth Index,” “S&P SmallCap 600 Value Index,” “The Global Dow,” “Dow Jones U.S. Select REIT Capped Index,” “S&P Banks Select Industry Index,” “S&P Capital Markets Select Industry Index,” “S&P Insurance Select Industry Index,” “S&P Regional Banks Select Industry Index,” “S&P High Yield Dividend Aristocrats Index,” “S&P Composite 1500 Index,” “S&P Aerospace & Defense Select Industry Index,” “S&P Biotechnology Select

Industry Index,” “S&P Health Care Equipment Select Industry Index,” “S&P Health Care Services Select Industry Index,” “S&P Homebuilders Select Industry Index,” “S&P Internet Select Industry Index,” “S&P Metals & Mining Select Industry Index,” “S&P Oil & Gas Equipment & Services Select Industry Index,” “S&P Oil & Gas Exploration & Production Select Industry Index,” “S&P Pharmaceuticals Select Industry Index,” “S&P Retail Select Industry Index,” “S&P Sector-Neutral High Yield Dividend Aristocrats Index,” “S&P Semiconductor Select Industry Index,” “S&P Software & Services Select Industry Index,” “S&P Telecom Select Industry Index,” “S&P Transportation Select Industry Index,” “S&P 1500 Low Valuation Tilt Index,” “S&P 1500 Positive Momentum Tilt Index,” “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P Kensho Clean Power Index,” “S&P Kensho Final Frontiers Index,” “S&P Kensho Future Security Index,” “S&P Kensho Intelligent Infrastructure Index,” “S&P Kensho New Economies Composite Index” and “S&P Kensho Smart Transportation Index” (together, the “S&P Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by the Adviser. “S&P”, “SPDR”, “S&P 500”, “S&P MidCap 400”, “S&P SmallCap 600” and “S&P Composite 1500” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P'); "Global Dow” and “Dow Jones” are registered trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sub-licensed for certain purposes by the Adviser. It is not possible to invest directly in an index.
The Funds are not sponsored, endorsed, sold or marketed by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices licenses to Licensee the S&P Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment or tax advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, for the Funds (except the SPDR ICE Preferred Securities ETF and SPDR MSCI USA StrategicFactorsSM ETF) are generally distributed to shareholders quarterly, but may vary significantly from period to period. Income dividend distributions, if any, for the SPDR ICE Preferred Securities ETF and SPDR MSCI USA StrategicFactorsSM ETF are generally distributed to shareholders monthly and semi-annually, respectively, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Code. For the SPDR Dow Jones REIT ETF, SPDR ICE Preferred Securities ETF, SPDR Portfolio S&P 500 High Dividend ETF and SPDR S&P Dividend ETF: the Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Master Limited Partnerships. Depreciation or other cost recovery deductions from a Fund's investments in MLPs in a given year will generally reduce the Fund's taxable income, but those deductions may be recaptured in the Fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Fund Shares at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Fund Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income. The Fund's investments in MLPs and related entities treated as partnerships for U.S. federal income tax purposes potentially will result in distributions from the corresponding Fund being treated as return-of-capital distributions, which are not included in a shareholder's income but which reduce the shareholder's tax basis in his or her Fund Shares and therefore increase gains or decrease losses on dispositions of those Fund Shares. The Fund's investments in MLPs or related entities treated as partnerships for U.S. federal income tax purposes may also cause the corresponding Fund to recognize taxable income on investments in excess of the cash generated thereby, and may therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order for the Fund to satisfy the distribution requirements for treatment as a regulated investment company.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Real Estate Investments. Non-U.S. persons are generally subject to U.S. tax on a disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is generally referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from U.S. REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. shareholders.
For tax years beginning before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.”  If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund Shares.
Index Concentration. In order to qualify for the favorable tax treatment generally available to RICs, a Fund must satisfy certain diversification requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund's assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund's assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of certain indexes tracked by certain Funds in a relatively small number of securities, it may not be possible for such Funds to fully implement its strategy while satisfying these diversification requirements. A Fund's efforts to satisfy the diversification requirements may affect a Fund's execution of its investment strategy and may cause a Fund's return to deviate from that of the Index, and a Fund's efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If a Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Investments In Certain Foreign Corporations. A Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a Fund before making an investment in such Fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Funds, and to the shareholders, from the Funds' potential investment in PFICs and CFCs can be found in the SAI.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance  for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the Form N-CSR, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Dow Jones REIT ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$90.50	$95.05	$104.87	$78.07	$98.82
Income (loss) from investment operations:
Net investment income (loss) (a)	2.82	2.74	2.18	1.89	2.50
Net realized and unrealized gain (loss) (b)	3.46	(4.28)	(8.86)	28.25	(19.84)
Total from investment operations	6.28	(1.54)	(6.68)	30.14	(17.34)
Net equalization credits and charges (a)	(0.10)	0.53	0.06	0.08	(0.10)
Distributions to shareholders from:
Net investment income	(3.53)	(3.54)	(3.20)	(3.42)	(3.31)
Net asset value, end of period	$93.15	$90.50	$95.05	$104.87	$78.07
Total return (c)	6.97%	(0.81)%	(6.69)%	39.59%	(18.04)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,414,154	$1,342,210	$1,721,063	$1,838,574	$1,353,163
Ratios to average net assets:
Total expenses	0.25%	0.26%	0.25%	0.25%	0.25%
Net investment income (loss)	3.13%	3.00%	1.96%	2.12%	2.61%
Portfolio turnover rate (d)	4%	5%	10%	6%	17%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR FactSet Innovative Technology ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$131.97	$107.82	$226.17	$145.30	$105.68
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.31)	0.06	(0.52)	(0.59)	(0.23)
Net realized and unrealized gain (loss) (b)	15.66	23.34	(118.26)	81.84	40.41
Total from investment operations	15.35	23.40	(118.78)	81.25	40.18
Net equalization credits and charges (a)	(0.65)	0.72	0.49	(0.25)	(0.40)
Contribution from affiliate (Note 4)	—	0.09	—	—	—
Distributions to shareholders from:
Net investment income	(0.10)	(0.06)	(0.06)	(0.13)	(0.16)
Net asset value, end of period	$146.57	$131.97	$107.82	$226.17	$145.30
Total return (c)	11.15%	22.46%(d)	(52.30)%	55.75%	37.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$148,033	$101,615	$126,151	$364,139	$148,207
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	(0.23)%	0.06%	(0.28)%	(0.29)%	(0.20)%
Portfolio turnover rate (e)	34%	68%	53%	38%	35%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have been 22.38%.
(e)	Portfolio turnover rate excludes in-kind security transactions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Global Dow ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$112.45	$95.97	$110.51	$78.00	$85.13
Income (loss) from investment operations:
Net investment income (loss) (a)	3.03	3.24	3.32	2.22	2.07
Net realized and unrealized gain (loss) (b)	15.64	16.17	(14.31)	32.59	(7.10)
Total from investment operations	18.67	19.41	(10.99)	34.81	(5.03)
Net equalization credits and charges (a)	0.03	0.06	(0.02)	(0.03)	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.02	0.00(c )	—
Distributions to shareholders from:
Net investment income	(3.16)	(2.99)	(3.55)	(2.27)	(2.09)
Net asset value, end of period	$127.99	$112.45	$95.97	$110.51	$78.00
Total return (d)	16.80%	20.64%	(10.22)%	44.96%	(5.97)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$208,045	$151,855	$96,010	$96,750	$78,033
Ratios to average net assets:
Total expenses	0.50%	0.51%	0.50%	0.50%	0.50%
Net investment income (loss)	2.54%	3.15%	3.01%	2.33%	2.53%
Portfolio turnover rate (e)	12%	7%	12%	11%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR ICE Preferred Securities ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$33.51	$35.83	$44.19	$41.54	$43.11
Income (loss) from investment operations:
Net investment income (loss) (a)	1.99	1.97	1.97	2.12	2.31
Net realized and unrealized gain (loss) (b)	0.42	(2.19)	(8.21)	2.80	(1.53)
Total from investment operations	2.41	(0.22)	(6.24)	4.92	0.78
Net equalization credits and charges (a)	0.05	0.05	0.04	(0.03)	(0.03)
Distributions to shareholders from:
Net investment income	(2.16)	(2.15)	(2.16)	(2.24)	(2.32)
Net asset value, end of period	$33.81	$33.51	$35.83	$44.19	$41.54
Total return (c)	7.62%	(0.50)%	(14.52)%	12.01%	1.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$809,693	$874,609	$1,049,832	$1,486,995	$1,121,515
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	5.98%	5.68%	4.82%	4.89%	5.39%
Portfolio turnover rate (d)	21%	19%	28%	45%	36%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MSCI USA StrategicFactorsSM ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$122.97	$108.01	$119.37	$88.43	$86.19
Income (loss) from investment operations:
Net investment income (loss) (a)	2.25	1.93	1.73	1.76	1.79
Net realized and unrealized gain (loss) (b)	24.42	14.97	(11.41)	30.99	1.88
Total from investment operations	26.67	16.90	(9.68)	32.75	3.67
Net equalization credits and charges (a)	0.01	0.02	(0.00)(c)	(0.03)	0.34
Contribution from affiliate	—	—	—	—	0.00(c )
Distributions to shareholders from:
Net investment income	(2.18)	(1.96)	(1.68)	(1.78)	(1.77)
Net asset value, end of period	$147.47	$122.97	$108.01	$119.37	$88.43
Total return (d)	21.84%	15.82%	(8.28)%	37.20%	4.53%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,299,231	$981,331	$814,388	$954,973	$771,956
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	1.69%	1.71%	1.42%	1.69%	2.02%
Portfolio turnover rate (f)	13%	20%	16%	18%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2020, the total return would have remained 4.53%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR NYSE Technology ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$139.47	$103.04	$158.99	$99.49	$72.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.74	0.70	0.67	0.47	0.49
Net realized and unrealized gain (loss) (b)	55.58	36.39	(55.91)	59.47	26.90
Total from investment operations	56.32	37.09	(55.24)	59.94	27.39
Net equalization credits and charges (a)	0.01	0.00(c )	(0.02)	(0.01)	(0.02)
Contribution from affiliate (Note 4)	—	0.05	—	—	—
Distributions to shareholders from:
Net investment income	(0.73)	(0.71)	(0.69)	(0.43)	(0.54)
Net asset value, end of period	$195.07	$139.47	$103.04	$158.99	$99.49
Total return (d)	40.45%	36.24%(e)	(34.86)%	60.30%	37.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$838,796	$525,798	$383,841	$711,479	$402,953
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.45%	0.63%	0.45%	0.35%	0.62%
Portfolio turnover rate (f)	8%	15%	17%	30%	20%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023 the total return would have remained 36.19%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 1500 Composite Stock Market ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$54.48	$46.46	$52.97	$37.81	$36.49
Income (loss) from investment operations:
Net investment income (loss) (a)	0.88	0.82	0.76	0.68	0.72
Net realized and unrealized gain (loss) (b)	11.84	8.02	(6.51)	15.15	1.35
Total from investment operations	12.72	8.84	(5.75)	15.83	2.07
Net equalization credits and charges (a)	0.00(c )	0.00(c )	0.01	0.01	(0.02)
Contribution from affiliate	—	—	—	0.00(c )	—
Other capital	—	—	0.00(c )	—	—
Distributions to shareholders from:
Net investment income	(0.88)	(0.82)	(0.77)	(0.68)	(0.73)
Net asset value, end of period	$66.32	$54.48	$46.46	$52.97	$37.81
Total return (d)	23.52%	19.26%	(11.02)%	42.13%	5.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,578,278	$6,540,117	$5,117,088	$5,182,681	$3,391,957
Ratios to average net assets:
Total expenses	0.03%	0.04%	0.03%	0.03%	0.03%
Net investment income (loss)	1.50%	1.67%	1.41%	1.48%	1.93%
Portfolio turnover rate (e)	3%	2%	1%	3%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 400 Mid Cap ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$45.90	$39.70	$47.21	$31.26	$34.06
Income (loss) from investment operations:
Net investment income (loss) (a)	0.76	0.72	0.64	0.54	0.54
Net realized and unrealized gain (loss) (b)	5.39	6.19	(7.50)	15.95	(2.77)
Total from investment operations	6.15	6.91	(6.86)	16.49	(2.23)
Net equalization credits and charges (a)	0.01	0.01	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(0.73)	(0.72)	(0.66)	(0.55)	(0.58)
Net asset value, end of period	$51.33	$45.90	$39.70	$47.21	$31.26
Total return (c)	13.52%	17.60%	(14.67)%	53.05%	(6.53)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,047,259	$6,712,402	$4,557,863	$4,718,598	$2,341,048
Ratios to average net assets:
Total expenses	0.03%	0.06%	0.05%	0.05%	0.05%
Net investment income (loss)	1.58%	1.66%	1.37%	1.34%	1.66%
Portfolio turnover rate (d)	20%	17%	13%	14%	30%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 500 ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$52.14	$44.34	$50.34	$36.30	$34.53
Income (loss) from investment operations:
Net investment income (loss) (a)	0.85	0.79	0.73	0.66	0.69
Net realized and unrealized gain (loss) (b)	11.77	7.79	(6.03)	14.02	1.72
Total from investment operations	12.62	8.58	(5.30)	14.68	2.41
Net equalization credits and charges (a)	0.05	0.01	0.02	0.03	0.06
Contribution from affiliate	—	—	—	0.00(c )	—
Distributions to shareholders from:
Net investment income	(0.84)	(0.79)	(0.72)	(0.67)	(0.70)
Net asset value, end of period	$63.97	$52.14	$44.34	$50.34	$36.30
Total return (d)	24.51%	19.58%	(10.67)%	40.79%	7.26%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$39,710,523	$18,776,812	$12,762,052	$10,724,280	$5,516,028
Ratios to average net assets:
Total expenses	0.02%	0.04%	0.03%	0.03%	0.03%
Net investment income (loss)	1.50%	1.67%	1.42%	1.51%	1.97%
Portfolio turnover rate (e)	3%	2%	2%	4%	11%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 500 Growth ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$61.02	$52.23	$62.98	$44.96	$38.74
Income (loss) from investment operations:
Net investment income (loss) (a)	0.61	0.65	0.47	0.46	0.55
Net realized and unrealized gain (loss) (b)	19.05	8.78	(10.76)	18.02	6.24
Total from investment operations	19.66	9.43	(10.29)	18.48	6.79
Net equalization credits and charges (a)	0.02	0.00(c )	0.01	(0.00)(c)	(0.01)
Distributions to shareholders from:
Net investment income	(0.61)	(0.64)	(0.47)	(0.46)	(0.56)
Net asset value, end of period	$80.09	$61.02	$52.23	$62.98	$44.96
Total return (d)	32.45%	18.21%	(16.45)%	41.27%	17.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$28,915,788	$17,732,988	$11,849,300	$12,378,498	$7,903,192
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.04%	0.04%	0.04%
Net investment income (loss)	0.91%	1.19%	0.73%	0.85%	1.36%
Portfolio turnover rate (e)	32%	33%	14%	11%	23%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 500 High Dividend ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$37.11	$39.89	$40.09	$27.89	$38.01
Income (loss) from investment operations:
Net investment income (loss) (a)	1.73	1.66	1.60	1.48	1.58
Net realized and unrealized gain (loss) (b)	3.17	(2.67)	(0.19)	12.47	(10.08)
Total from investment operations	4.90	(1.01)	1.41	13.95	(8.50)
Net equalization credits and charges (a)	0.04	0.01	(0.04)	0.16	0.09
Distributions to shareholders from:
Net investment income	(1.83)	(1.78)	(1.57)	(1.91)	(1.71)
Net asset value, end of period	$40.22	$37.11	$39.89	$40.09	$27.89
Total return (c)	13.61%	(2.46)%	3.37%	51.84%	(22.55)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,921,861	$6,511,147	$7,767,907	$4,666,565	$1,916,307
Ratios to average net assets:
Total expenses	0.07%	0.08%	0.07%	0.07%	0.07%
Net investment income (loss)	4.54%	4.23%	3.83%	4.28%	4.64%
Portfolio turnover rate (d)	43%	46%	29%	39%	45%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 500 Value ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$43.21	$36.81	$39.54	$29.04	$31.28
Income (loss) from investment operations:
Net investment income (loss) (a)	0.98	0.84	0.86	0.81	0.84
Net realized and unrealized gain (loss) (b)	5.53	6.39	(2.76)	10.45	(2.31)
Total from investment operations	6.51	7.23	(1.90)	11.26	(1.47)
Net equalization credits and charges (a)	0.02	0.01	0.02	0.07	0.07
Distributions to shareholders from:
Net investment income	(0.98)	(0.84)	(0.85)	(0.83)	(0.84)
Net asset value, end of period	$48.76	$43.21	$36.81	$39.54	$29.04
Total return (c)	15.23%	19.94%	(4.92)%	39.44%	(4.54)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$21,456,649	$16,055,170	$12,504,326	$12,120,515	$4,753,481
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.04%	0.04%	0.04%
Net investment income (loss)	2.14%	2.12%	2.12%	2.28%	2.67%
Portfolio turnover rate (d)	33%	27%	16%	18%	34%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio S&P 600 Small Cap ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$38.86	$36.00	$43.95	$26.57	$30.65
Income (loss) from investment operations:
Net investment income (loss) (a)	0.72	0.66	0.61	0.45	0.44
Net realized and unrealized gain (loss) (b)	2.61	2.80	(7.95)	17.37	(4.07)
Total from investment operations	3.33	3.46	(7.34)	17.82	(3.63)
Net equalization credits and charges (a)	0.02	0.01	0.01	0.00(c )	0.04
Distributions to shareholders from:
Net investment income	(0.71)	(0.61)	(0.62)	(0.44)	(0.49)
Net asset value, end of period	$41.50	$38.86	$36.00	$43.95	$26.57
Total return (d)	8.64%	9.75%	(16.87)%	67.37%	(11.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,221,764	$7,651,569	$4,008,887	$4,179,916	$2,168,502
Ratios to average net assets:
Total expenses	0.03%	0.05%	0.05%	0.05%	0.05%
Net investment income (loss)	1.80%	1.75%	1.45%	1.25%	1.55%
Portfolio turnover rate (e)	24%	22%	16%	13%	80%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

SPDR Portfolio S&P Sector Neutral Dividend ETF
For the Period 9/12/23*- 6/30/24
Net asset value, beginning of period	$30.06
Income (loss) from investment operations:
Net investment income (loss) (a)	0.80
Net realized and unrealized gain (loss) (b)	4.29
Total from investment operations	5.09
Net equalization credits and charges (a)	0.03
Distributions to shareholders from:
Net investment income	(0.75)
Net asset value, end of period	$34.43
Total return (c)	17.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,852
Ratios to average net assets:
Total expenses	0.05%(d)
Net investment income (loss)	3.08%(d)
Portfolio turnover rate (e)	23%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Low Volatility Focus ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$108.47	$98.00	$103.93	$73.50	$80.17
Income (loss) from investment operations:
Net investment income (loss) (a)	2.04	1.84	1.60	1.49	1.58
Net realized and unrealized gain (loss) (b)	9.89	10.61	(5.82)	30.62	(6.42)
Total from investment operations	11.93	12.45	(4.22)	32.11	(4.84)
Net equalization credits and charges (a)	(0.03)	0.00(c )	(0.02)	(0.02)	0.01
Distributions to shareholders from:
Net investment income	(2.11)	(1.98)	(1.69)	(1.66)	(1.84)
Net asset value, end of period	$118.26	$108.47	$98.00	$103.93	$73.50
Total return (d)	11.07%	12.87%	(4.20)%	44.00%	(6.10)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$631,531	$546,670	$540,953	$544,605	$474,842
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.80%	1.78%	1.49%	1.67%	2.02%
Portfolio turnover rate (e)	34%	30%	27%	31%	28%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Momentum Focus ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$98.00	$85.87	$98.81	$68.38	$73.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.28	1.63	1.45	1.06	1.20
Net realized and unrealized gain (loss) (b)	12.50	12.32	(13.03)	30.58	(4.46)
Total from investment operations	13.78	13.95	(11.58)	31.64	(3.26)
Net equalization credits and charges (a)	0.04	(0.04)	(0.00)(c)	(0.08)	(0.08)
Distributions to shareholders from:
Net investment income	(1.40)	(1.78)	(1.36)	(1.13)	(1.28)
Net asset value, end of period	$110.42	$98.00	$85.87	$98.81	$68.38
Total return (d)	14.17%	16.40%	(11.87)%	46.38%	(4.59)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$145,752	$156,805	$267,926	$312,235	$311,807
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.25%	1.76%	1.46%	1.27%	1.68%
Portfolio turnover rate (e)	50%	37%	44%	42%	42%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Russell 1000 Yield Focus ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$95.25	$89.12	$94.82	$58.69	$70.62
Income (loss) from investment operations:
Net investment income (loss) (a)	3.41	3.05	2.76	2.09	2.16
Net realized and unrealized gain (loss) (b)	8.55	6.18	(5.91)	36.29	(11.73)
Total from investment operations	11.96	9.23	(3.15)	38.38	(9.57)
Net equalization credits and charges (a)	0.00(c )	(0.00)(c)	0.02	0.06	0.01
Distributions to shareholders from:
Net investment income	(3.33)	(3.10)	(2.57)	(2.31)	(2.37)
Net asset value, end of period	$103.88	$95.25	$89.12	$94.82	$58.69
Total return (d)	12.72%	10.59%	(3.45)%	66.30%	(13.74)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$785,304	$759,173	$779,832	$655,207	$356,828
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	3.45%	3.26%	2.83%	2.69%	3.27%
Portfolio turnover rate (e)	35%	33%	40%	58%	34%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 1500 Momentum Tilt ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$185.39	$160.63	$181.66	$134.17	$127.95
Income (loss) from investment operations:
Net investment income (loss) (a)	2.01	2.93	2.33	1.61	2.11
Net realized and unrealized gain (loss) (b)	57.30	24.60	(21.01)	47.49	6.32
Total from investment operations	59.31	27.53	(18.68)	49.10	8.43
Net equalization credits and charges (a)	(0.01)	(0.04)	(0.01)	(0.02)	(0.05)
Contribution from affiliate (Note 4)	—	0.22	—	—	—
Distributions to shareholders from:
Net investment income	(1.96)	(2.95)	(2.34)	(1.59)	(2.16)
Net asset value, end of period	$242.73	$185.39	$160.63	$181.66	$134.17
Total return (c)	32.16%	17.46%(d)	(10.45)%	36.74%	6.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$106,800	$83,424	$72,286	$86,289	$67,085
Ratios to average net assets:
Total expenses	0.12%	0.13%	0.12%	0.12%	0.12%
Net investment income (loss)	0.98%	1.73%	1.24%	1.01%	1.62%
Portfolio turnover rate (e)	56%	104%	60%	53%	65%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	If an affiliate had not made a contribution during the period ended June 30, 2023, the total return would have been 17.32%.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 1500 Value Tilt ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$148.31	$133.90	$146.31	$97.54	$103.92
Income (loss) from investment operations:
Net investment income (loss) (a)	3.44	3.12	2.99	2.56	2.53
Net realized and unrealized gain (loss) (b)	23.73	14.42	(12.36)	48.10	(6.33)
Total from investment operations	27.17	17.54	(9.37)	50.66	(3.80)
Net equalization credits and charges (a)	0.08	(0.01)	(0.02)	0.58	(0.01)
Distributions to shareholders from:
Net investment income	(3.41)	(3.12)	(3.02)	(2.47)	(2.57)
Net asset value, end of period	$172.15	$148.31	$133.90	$146.31	$97.54
Total return (c)	18.54%	13.29%	(6.60)%	53.02%	(3.68)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$352,914	$231,357	$203,533	$215,082	$20,483
Ratios to average net assets:
Total expenses	0.12%	0.13%	0.12%	0.12%	0.12%
Net investment income (loss)	2.16%	2.21%	2.00%	1.90%	2.46%
Portfolio turnover rate (d)	13%	14%	11%	24%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Growth ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$71.68	$60.97	$77.52	$53.77	$54.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.79	0.77	0.55	0.43	0.55
Net realized and unrealized gain (loss) (b)	12.52	10.79	(16.50)	23.79	(0.38)
Total from investment operations	13.31	11.56	(15.95)	24.22	0.17
Net equalization credits and charges (a)	(0.03)	(0.01)	0.08	(0.01)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(0.85)	(0.84)	(0.68)	(0.46)	(0.62)
Net asset value, end of period	$84.11	$71.68	$60.97	$77.52	$53.77
Total return (d)	18.65%	19.07%	(20.61)%	45.10%	0.35%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,451,857	$1,849,233	$1,289,549	$1,682,086	$1,941,214
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	1.02%	1.15%	0.73%	0.65%	1.04%
Portfolio turnover rate (e)	51%	52%	43%	37%	45%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Value ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$68.76	$60.51	$67.55	$42.66	$51.34
Income (loss) from investment operations:
Net investment income (loss) (a)	1.30	1.28	1.16	1.04	1.02
Net realized and unrealized gain (loss) (b)	4.22	8.21	(7.00)	24.71	(8.59)
Total from investment operations	5.52	9.49	(5.84)	25.75	(7.57)
Net equalization credits and charges (a)	(0.04)	(0.02)	0.01	0.15	0.00(c )
Distributions to shareholders from:
Net investment income	(1.27)	(1.22)	(1.21)	(1.01)	(1.11)
Net asset value, end of period	$72.97	$68.76	$60.51	$67.55	$42.66
Total return (d)	8.02%	15.84%	(8.78)%	61.10%	(14.85)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,418,934	$2,224,494	$1,431,126	$1,526,568	$893,653
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss)	1.86%	1.94%	1.71%	1.82%	2.13%
Portfolio turnover rate (e)	41%	46%	32%	38%	45%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 500 Fossil Fuel Reserves Free ETF
	Year Ended 6/30/24	Year Ended 6/30/23(a)	Year Ended 6/30/22(a)	Year Ended 6/30/21(a)	Year Ended 6/30/20(a)
Net asset value, beginning of period	$36.18	$30.74	$35.34	$25.46	$23.83
Income (loss) from investment operations:
Net investment income (loss) (b)	0.49	0.45	0.42	0.40	0.43
Net realized and unrealized gain (loss) (c)	8.39	5.91	(4.62)	9.86	1.61
Total from investment operations	8.88	6.36	(4.20)	10.26	2.04
Net equalization credits and charges (b)	0.00(d )	(0.00)(d)	0.01	0.02	0.02
Distributions to shareholders from:
Net investment income	(0.49)	(0.92)	(0.41)	(0.40)	(0.43)
Net asset value, end of period	$44.57	$36.18	$30.74	$35.34	$25.46
Total return (e)	24.70%	19.37%	(12.01)%	40.59%	8.770%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,782,270	$1,385,936	$1,161,919	$1,154,523	$567,579
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.23%	0.25%
Net expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.25%	1.40%	1.16%	1.28%	1.73%
Portfolio turnover rate (f)	2%	2%	2%	4%	4%

(a)
Effective on January 12, 2023, the SPDR S&P 500 Fossil Fuel Reserves Free ETF underwent a 3-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split. (Note 11)

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Growth ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$76.91	$70.53	$88.70	$56.77	$60.96
Income (loss) from investment operations:
Net investment income (loss) (a)	0.97	0.96	0.80	0.52	0.59
Net realized and unrealized gain (loss) (b)	8.87	6.38	(18.19)	31.91	(4.10)
Total from investment operations	9.84	7.34	(17.39)	32.43	(3.51)
Net equalization credits and charges (a)	0.01	0.01	(0.00)(c)	(0.00)(c)	(0.02)
Distributions to shareholders from:
Net investment income	(0.94)	(0.97)	(0.78)	(0.50)	(0.66)
Net asset value, end of period	$85.82	$76.91	$70.53	$88.70	$56.77
Total return (d)	12.88%	10.53%	(19.74)%	57.23%	(5.80)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,226,944	$2,530,443	$2,038,288	$2,306,075	$1,541,359
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	1.21%	1.30%	0.95%	0.69%	1.01%
Portfolio turnover rate (e)	53%	48%	44%	38%	50%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Value ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$77.18	$72.36	$85.72	$49.15	$60.70
Income (loss) from investment operations:
Net investment income (loss) (a)	1.65	1.45	1.41	1.07	1.13
Net realized and unrealized gain (loss) (b)	1.48	4.79	(13.35)	36.50	(11.53)
Total from investment operations	3.13	6.24	(11.94)	37.57	(10.40)
Net equalization credits and charges (a)	(0.01)	(0.01)	(0.00)(c)	0.04	(0.01)
Distributions to shareholders from:
Net investment income	(1.88)	(1.41)	(1.42)	(1.04)	(1.14)
Net asset value, end of period	$78.42	$77.18	$72.36	$85.72	$49.15
Total return (d)	4.06%	8.76%	(14.09)%	76.93%	(17.29)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,646,674	$3,824,442	$3,835,224	$4,127,553	$1,916,806
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	2.12%	1.90%	1.72%	1.55%	2.02%
Portfolio turnover rate (e)	58%	46%	38%	36%	51%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Aerospace & Defense ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$121.58	$100.60	$132.28	$87.61	$104.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.85	0.55	0.49	0.77	1.01
Net realized and unrealized gain (loss) (b)	18.39	21.01	(31.72)	44.88	(16.37)
Total from investment operations	19.24	21.56	(31.23)	45.65	(15.36)
Net equalization credits and charges (a)	(0.02)	(0.01)	0.00(c )	(0.02)	0.00(c )
Distributions to shareholders from:
Net investment income	(0.79)	(0.57)	(0.45)	(0.96)	(1.04)
Net asset value, end of period	$140.01	$121.58	$100.60	$132.28	$87.61
Total return (d)	15.85%	21.49%	(23.65)%	52.23%	(14.83)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,114,116	$1,537,931	$1,229,876	$1,418,716	$1,368,843
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.65%	0.50%	0.42%	0.71%	1.01%
Portfolio turnover rate (e)	36%	26%	38%	26%	28%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Bank ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$35.99	$43.89	$51.31	$31.57	$43.45
Income (loss) from investment operations:
Net investment income (loss) (a)	1.33	1.21	1.15	1.16	1.09
Net realized and unrealized gain (loss) (b)	10.36	(7.82)	(7.26)	19.71	(11.95)
Total from investment operations	11.69	(6.61)	(6.11)	20.87	(10.86)
Net equalization credits and charges (a)	0.05	(0.01)	(0.06)	0.01	0.02
Distributions to shareholders from:
Net investment income	(1.35)	(1.28)	(1.25)	(1.14)	(1.04)
Net asset value, end of period	$46.38	$35.99	$43.89	$51.31	$31.57
Total return (c)	32.98%	(15.33)%	(12.36)%	67.13%	(25.32)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,444,706	$1,351,476	$2,075,901	$3,355,683	$1,307,007
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	3.14%	2.75%	2.19%	2.60%	2.74%
Portfolio turnover rate (d)	42%	34%	37%	41%	30%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Biotech ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$83.25	$74.24	$135.54	$112.03	$87.82
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.09)	(0.17)	0.24	0.01
Net realized and unrealized gain (loss) (b)	9.56	9.10	(61.02)	23.57	24.22
Total from investment operations	9.59	9.01	(61.19)	23.81	24.23
Net equalization credits and charges (a)	0.01	0.00(c )	(0.11)	(0.00)(c)	0.00(c )
Other capital	—	—	0.00(c )	—	—
Distributions to shareholders from:
Net investment income	(0.13)	(0.00)(c)	—	(0.30)	(0.02)
Net asset value, end of period	$92.72	$83.25	$74.24	$135.54	$112.03
Total return (d)	11.53%	12.15%	(45.23)%	21.27%	27.59%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,916,986	$6,445,876	$6,844,470	$7,254,733	$5,402,647
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.04%	(0.11)%	(0.17)%	0.18%	0.01%
Portfolio turnover rate (e)	90%	65%	64%	74%	66%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Capital Markets ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$84.81	$72.95	$94.02	$56.15	$55.47
Income (loss) from investment operations:
Net investment income (loss) (a)	2.21	1.63	1.78	1.62	1.11
Net realized and unrealized gain (loss) (b)	25.46	11.99	(21.28)	38.10	1.09
Total from investment operations	27.67	13.62	(19.50)	39.72	2.20
Net equalization credits and charges (a)	(0.17)	0.01	0.30	(0.17)	(0.10)
Distributions to shareholders from:
Net investment income	(2.06)	(1.77)	(1.86)	(1.68)	(1.42)
Net asset value, end of period	$110.25	$84.81	$72.95	$94.02	$56.15
Total return (c)	32.64%	18.89%	(20.82)%	71.24%	3.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$416,186	$137,809	$89,360	$117,528	$22,459
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	2.27%	2.00%	1.86%	2.06%	1.99%
Portfolio turnover rate (d)	23%	44%	26%	37%	20%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Dividend ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$122.61	$118.68	$122.33	$91.25	$100.96
Income (loss) from investment operations:
Net investment income (loss) (a)	3.24	3.35	3.25	3.28	2.84
Net realized and unrealized gain (loss) (b)	4.67	3.76	(3.57)	31.05	(9.68)
Total from investment operations	7.91	7.11	(0.32)	34.33	(6.84)
Net equalization credits and charges (a)	(0.03)	0.01	0.02	(0.01)	(0.04)
Distributions to shareholders from:
Net investment income	(3.34)	(3.19)	(3.35)	(3.24)	(2.83)
Net asset value, end of period	$127.15	$122.61	$118.68	$122.33	$91.25
Total return (c)	6.52%	6.06%	(0.28)%	38.17%	(6.82)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$19,708,802	$22,057,452	$20,591,731	$19,670,957	$15,197,866
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	2.63%	2.71%	2.61%	3.06%	2.89%
Portfolio turnover rate (d)	55%	29%	24%	22%	31%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Health Care Equipment ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$98.29	$84.92	$129.05	$89.25	$81.87
Income (loss) from investment operations:
Net investment income (loss) (a)	0.00(b )	(0.01)	(0.04)	(0.13)	(0.05)
Net realized and unrealized gain (loss) (c)	(14.03)	13.48	(44.14)	39.93	7.42
Total from investment operations	(14.03)	13.47	(44.18)	39.80	7.37
Net equalization credits and charges (a)	0.19	(0.08)	0.07	(0.00)(b)	0.01
Distributions to shareholders from:
Net investment income	(0.03)	(0.02)	(0.02)	—	(0.00)(b)
Net asset value, end of period	$84.42	$98.29	$84.92	$129.05	$89.25
Total return (d)	(14.08)%	15.76%	(34.18)%	44.60%	9.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$244,827	$592,171	$384,281	$809,806	$513,171
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.00%(e)	(0.01)%	(0.04)%	(0.12)%	(0.06)%
Portfolio turnover rate (f)	38%	49%	42%	39%	25%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Amount is less than 0.005%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Health Care Services ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$93.70	$82.29	$114.37	$68.05	$66.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.18	0.16	0.22	0.22
Net realized and unrealized gain (loss) (b)	(3.72)	11.41	(32.08)	46.50	2.83
Total from investment operations	(3.44)	11.59	(31.92)	46.72	3.05
Net equalization credits and charges (a)	0.01	(0.00)(c)	0.03	(0.19)	0.15
Distributions to shareholders from:
Net investment income	(0.28)	(0.18)	(0.19)	(0.21)	(1.74)
Net asset value, end of period	$89.99	$93.70	$82.29	$114.37	$68.05
Total return (d)	(3.65)%	14.11%	(27.91)%	68.43%	4.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$80,990	$109,630	$89,695	$213,867	$83,699
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.31%	0.20%	0.16%	0.24%	0.33%
Portfolio turnover rate (e)	37%	51%	44%	38%	25%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Homebuilders ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$80.29	$54.70	$73.23	$43.92	$41.69
Income (loss) from investment operations:
Net investment income (loss) (a)	0.70	0.70	0.51	0.43	0.43
Net realized and unrealized gain (loss) (b)	20.72	25.57	(18.48)	29.30	2.20
Total from investment operations	21.42	26.27	(17.97)	29.73	2.63
Net equalization credits and charges (a)	0.01	0.02	(0.04)	(0.00)(c)	0.03
Contribution from affiliate (Note 4)	0.10	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.69)	(0.70)	(0.52)	(0.42)	(0.43)
Net asset value, end of period	$101.13	$80.29	$54.70	$73.23	$43.92
Total return (d)	26.90%(e)	48.39%	(24.73)%	67.87%	6.49%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,744,452	$1,328,722	$886,171	$1,962,481	$799,294
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.76%	1.08%	0.70%	0.70%	1.01%
Portfolio turnover rate (f)	45%	27%	21%	24%	27%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution to the fund during the fiscal year ended June 30, 2024, the total return would have been 26.80%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Insurance ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$40.87	$37.84	$38.56	$27.34	$34.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.77	0.74	0.73	0.67	0.61
Net realized and unrealized gain (loss) (b)	8.98	3.12	(0.67)	11.16	(6.65)
Total from investment operations	9.75	3.86	0.06	11.83	(6.04)
Net equalization credits and charges (a)	0.02	(0.10)	(0.04)	0.10	(0.02)
Distributions to shareholders from:
Net investment income	(0.75)	(0.73)	(0.74)	(0.71)	(0.61)
Net asset value, end of period	$49.89	$40.87	$37.84	$38.56	$27.34
Total return (c)	24.03%	10.01%	(0.01)%	44.04%	(17.99)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$723,338	$482,212	$543,072	$690,253	$564,510
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	1.65%	1.86%	1.84%	2.04%	1.87%
Portfolio turnover rate (d)	23%	23%	26%	24%	19%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho Clean Power ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$84.70	$78.18	$105.73	$49.44	$38.06
Income (loss) from investment operations:
Net investment income (loss) (a)	0.82	0.70	1.05	1.20	1.04
Net realized and unrealized gain (loss) (b)	(24.14)	6.55	(27.37)	55.34	10.88
Total from investment operations	(23.32)	7.25	(26.32)	56.54	11.92
Net equalization credits and charges (a)	(0.05)	0.04	(0.00)(c)	0.50	0.26
Distributions to shareholders from:
Net investment income	(0.98)	(0.77)	(1.23)	(0.75)	(0.80)
Net asset value, end of period	$60.35	$84.70	$78.18	$105.73	$49.44
Total return (d)	(27.69)%	9.35%	(25.03)%	115.51%	32.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$178,946	$339,214	$266,970	$402,315	$29,418
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	1.21%	0.80%	1.15%	1.15%	2.42%
Portfolio turnover rate (e)	38%	32%	27%	43%	37%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho Final Frontiers ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$43.72	$35.32	$42.47	$30.36	$33.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.20	0.18	0.48	0.29
Net realized and unrealized gain (loss) (b)	1.00	8.42	(7.14)	12.32	(3.63)
Total from investment operations	1.28	8.62	(6.96)	12.80	(3.34)
Net equalization credits and charges (a)	(0.01)	(0.01)	(0.00)(c)	0.04	0.21
Distributions to shareholders from:
Net investment income	(0.31)	(0.21)	(0.19)	(0.73)	(0.21)
Net asset value, end of period	$44.68	$43.72	$35.32	$42.47	$30.36
Total return (d)	2.93%	24.43%	(16.42)%	42.54%	(9.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$15,190	$17,923	$17,309	$22,509	$8,804
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	0.66%	0.51%	0.45%	1.26%	0.87%
Portfolio turnover rate (e)	21%	28%	22%	43%	39%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho Future Security ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$48.83	$43.97	$51.75	$36.60	$37.52
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.05	0.23	0.19	0.46
Net realized and unrealized gain (loss) (b)	7.77	4.85	(7.76)	15.15	(0.96)
Total from investment operations	7.86	4.90	(7.53)	15.34	(0.50)
Net equalization credits and charges (a)	(0.01)	(0.00)(c)	(0.02)	0.17	0.02
Distributions to shareholders from:
Net investment income	(0.10)	(0.04)	(0.23)	(0.36)	(0.44)
Net asset value, end of period	$56.58	$48.83	$43.97	$51.75	$36.60
Total return (d)	16.07%	11.16%	(14.66)%	42.50%	(1.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$57,710	$32,719	$28,580	$27,429	$19,397
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	0.17%	0.10%	0.46%	0.42%	1.25%
Portfolio turnover rate (e)	32%	33%	32%	39%	25%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho Intelligent Structures ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$35.95	$32.12	$47.76	$29.91	$30.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.36	0.56	0.37	0.56	0.42
Net realized and unrealized gain (loss) (b)	(2.65)	3.83	(15.59)	17.65	(0.27)
Total from investment operations	(2.29)	4.39	(15.22)	18.21	0.15
Net equalization credits and charges (a)	(0.01)	(0.01)	(0.00)(c)	0.04	(0.01)
Distributions to shareholders from:
Net investment income	(0.37)	(0.55)	(0.42)	(0.40)	(0.45)
Net asset value, end of period	$33.28	$35.95	$32.12	$47.76	$29.91
Total return (d)	(6.39)%	13.75%	(32.02)%	61.22%	0.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,312	$23,366	$31,157	$53,013	$6,281
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	1.07%	1.61%	0.88%	1.27%	1.43%
Portfolio turnover rate (e)	31%	31%	32%	58%	26%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho New Economies Composite ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$44.58	$40.57	$66.83	$37.27	$33.27
Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	0.56	0.62	0.57	0.43
Net realized and unrealized gain (loss) (b)	1.61	4.03	(26.12)	29.61	3.43
Total from investment operations	2.07	4.59	(25.50)	30.18	3.86
Net equalization credits and charges (a)	(0.00)(c)	(0.01)	(0.01)	0.01	0.48
Distributions to shareholders from:
Net investment income	(0.59)	(0.57)	(0.75)	(0.63)	(0.34)
Net asset value, end of period	$46.06	$44.58	$40.57	$66.83	$37.27
Total return (d)	4.69%	11.41%	(38.45)%	81.27%	13.09%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,883,744	$1,810,051	$1,537,096	$2,131,029	$1,011,260
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.04%	1.34%	1.12%	1.01%	1.27%
Portfolio turnover rate (e)	59%	62%	61%	67%	91%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Kensho Smart Mobility ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$33.44	$34.44	$62.05	$31.57	$28.05
Income (loss) from investment operations:
Net investment income (loss) (a)	0.74	0.71	0.39	0.88	0.40
Net realized and unrealized gain (loss) (b)	(5.49)	(1.13)	(27.65)	30.70	3.41
Total from investment operations	(4.75)	(0.42)	(27.26)	31.58	3.81
Net equalization credits and charges (a)	(0.02)	0.13	0.18	(0.64)	0.16
Distributions to shareholders from:
Net investment income	(0.86)	(0.71)	(0.53)	(0.46)	(0.45)
Net asset value, end of period	$27.81	$33.44	$34.44	$62.05	$31.57
Total return (c)	(14.40)%	(0.71)%	(43.90)%	98.17%	14.48%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$44,215	$53,837	$77,138	$233,305	$5,367
Ratios to average net assets:
Total expenses	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	2.47%	2.11%	0.75%	1.49%	1.47%
Portfolio turnover rate (d)	44%	33%	38%	70%	29%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Metals & Mining ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$50.81	$43.44	$43.03	$21.21	$28.38
Income (loss) from investment operations:
Net investment income (loss) (a)	0.45	0.85	0.44	0.34	0.39
Net realized and unrealized gain (loss) (b)	8.57	7.42	0.41	21.77	(7.21)
Total from investment operations	9.02	8.27	0.85	22.11	(6.82)
Net equalization credits and charges (a)	—	(0.02)	(0.02)	0.03	0.04
Distributions to shareholders from:
Net investment income	(0.46)	(0.88)	(0.42)	(0.32)	(0.39)
Net asset value, end of period	$59.37	$50.81	$43.44	$43.03	$21.21
Total return (c)	17.83%	19.09%	1.87%	104.87%	(23.98)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,994,814	$1,803,607	$1,998,458	$2,056,695	$395,524
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.81%	1.69%	0.90%	0.96%	1.58%
Portfolio turnover rate (d)	43%	33%	38%	44%	41%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Equipment & Services ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$78.14	$59.74	$61.95	$33.13	$96.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.71	0.30	0.14	0.27	1.15
Net realized and unrealized gain (loss) (b)	12.89	18.50	(2.11)	29.51	(63.13)
Total from investment operations	13.60	18.80	(1.97)	29.78	(61.98)
Net equalization credits and charges (a)	0.01	(0.04)	0.01	(0.04)	0.07
Other capital	—	—	—	0.00(c )	—
Distributions to shareholders from:
Net investment income	(0.80)	(0.36)	(0.25)	(0.92)	(1.16)
Net asset value, end of period	$90.95	$78.14	$59.74	$61.95	$33.13
Total return (d)	17.44%	31.51%	(3.18)%	90.54%	(64.70)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$246,942	$278,571	$230,843	$183,691	$96,561
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.80%	0.41%	0.22%	0.59%	1.99%
Portfolio turnover rate (e)	39%	32%	38%	64%	51%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Exploration & Production ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20(a)
Net asset value, beginning of period	$128.79	$119.42	$96.74	$52.22	$108.92
Income (loss) from investment operations:
Net investment income (loss) (b)	3.22	3.83	2.07	1.37	1.46
Net realized and unrealized gain (loss) (c)	16.97	9.69	22.83	44.56	(56.76)
Total from investment operations	20.19	13.52	24.90	45.93	(55.30)
Net equalization credits and charges (b)	0.02	(0.26)	(0.14)	(0.02)	0.02
Other capital	—	(0.00)(d)	—	—	—
Distributions to shareholders from:
Net investment income	(3.35)	(3.89)	(2.08)	(1.39)	(1.42)
Net asset value, end of period	$145.65	$128.79	$119.42	$96.74	$52.22
Total return (e)	15.74%	11.22%	25.79%	89.34%	(50.86)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,488,401	$3,226,153	$4,072,300	$4,125,993	$2,067,927
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	2.25%	2.85%	1.88%	2.07%	2.13%
Portfolio turnover rate (f)	36%	29%	42%	71%	41%

(a)
After the close of trading on March 30, 2020, the SPDR S&P Oil & Gas Exploration & Production ETF underwent a 1-for-4 reverse share split. The historical per share activity presented here has been retroactively adjusted to reflect this split.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Pharmaceuticals ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$41.03	$42.02	$51.75	$43.09	$39.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.64	0.53	0.56	0.25	0.27
Net realized and unrealized gain (loss) (b)	(1.24)	(0.93)	(9.65)	8.67	3.37
Total from investment operations	(0.60)	(0.40)	(9.09)	8.92	3.64
Net equalization credits and charges (a)	0.01	(0.03)	(0.01)	0.00(c )	(0.02)
Distributions to shareholders from:
Net investment income	(0.62)	(0.56)	(0.63)	(0.26)	(0.29)
Net asset value, end of period	$39.82	$41.03	$42.02	$51.75	$43.09
Total return (d)	(1.46)%	(1.01)%	(17.67)%	20.76%	9.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$195,148	$221,566	$205,929	$271,717	$243,443
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	1.56%	1.27%	1.21%	0.52%	0.67%
Portfolio turnover rate (e)	61%	53%	60%	53%	31%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Regional Banking ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$40.82	$58.09	$65.50	$38.41	$53.53
Income (loss) from investment operations:
Net investment income (loss) (a)	1.55	1.53	1.42	1.44	1.37
Net realized and unrealized gain (loss) (b)	8.34	(17.44)	(7.33)	26.99	(15.21)
Total from investment operations	9.89	(15.91)	(5.91)	28.43	(13.84)
Net equalization credits and charges (a)	(0.04)	0.18	(0.07)	0.08	0.11
Distributions to shareholders from:
Net investment income	(1.58)	(1.54)	(1.43)	(1.42)	(1.39)
Net asset value, end of period	$49.09	$40.82	$58.09	$65.50	$38.41
Total return (c)	24.30%	(27.47)%	(9.37)%	75.38%	(25.96)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,712,298	$2,904,657	$3,064,455	$5,092,879	$1,208,104
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	3.31%	2.84%	2.08%	2.47%	2.79%
Portfolio turnover rate (d)	51%	61%	44%	50%	35%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Retail ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$63.75	$58.18	$97.19	$42.87	$42.42
Income (loss) from investment operations:
Net investment income (loss) (a)	0.93	1.24	0.99	0.68	0.68
Net realized and unrealized gain (loss) (b)	11.09	6.07	(37.92)	54.27	0.42
Total from investment operations	12.02	7.31	(36.93)	54.95	1.10
Net equalization credits and charges (a)	0.29	(0.34)	(0.55)	0.02	0.01
Contribution from affiliate	—	—	—	0.01	—
Distributions to shareholders from:
Net investment income	(1.02)	(1.40)	(1.53)	(0.66)	(0.66)
Net asset value, end of period	$75.04	$63.75	$58.18	$97.19	$42.87
Total return (c)	19.39%	12.17%	(39.02)%	128.92%(d)	2.74%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$356,458	$478,169	$378,184	$1,054,575	$265,787
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	1.35%	1.96%	1.13%	0.97%	1.68%
Portfolio turnover rate (e)	34%	40%	39%	62%	43%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	If an affiliate had not made a contribution during the year ended June 30, 2021, the total return would have been 128.90%.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Semiconductor ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$221.27	$151.79	$192.29	$112.00	$84.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.54	0.73	0.53	0.28	0.54
Net realized and unrealized gain (loss) (b)	26.21	69.51	(40.57)	80.28	27.60
Total from investment operations	26.75	70.24	(40.04)	80.56	28.14
Net equalization credits and charges (a)	(0.01)	0.02	0.01	0.00(c )	(0.00)(c)
Distributions to shareholders from:
Net investment income	(0.55)	(0.78)	(0.47)	(0.27)	(0.54)
Net asset value, end of period	$247.46	$221.27	$151.79	$192.29	$112.00
Total return (d)	12.11%	46.40%	(20.86)%	71.99%	33.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,534,253	$1,587,624	$933,501	$995,093	$498,412
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.25%	0.40%	0.26%	0.17%	0.55%
Portfolio turnover rate (e)	30%	31%	36%	32%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Software & Services ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$133.23	$111.02	$171.45	$111.44	$96.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.27	0.28	(0.00)(b)	0.37
Net realized and unrealized gain (loss) (c)	17.92	22.20	(60.49)	60.08	15.25
Total from investment operations	18.03	22.47	(60.21)	60.08	15.62
Net equalization credits and charges (a)	(0.01)	0.00(b )	(0.04)	(0.01)	(0.01)
Contribution from affiliate	—	—	0.04	—	—
Other capital	—	—	0.00(b )	—	—
Distributions to shareholders from:
Net investment income	(0.17)	(0.26)	(0.22)	(0.06)	(0.41)
Net asset value, end of period	$151.08	$133.23	$111.02	$171.45	$111.44
Total return (d)	13.53%	20.27%	(35.16)%(e)	53.91%	16.34%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$361,084	$306,433	$209,837	$526,365	$241,825
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.08%	0.23%	0.17%	0.00%(f)	0.38%
Portfolio turnover rate (g)	41%	63%	46%	40%	31%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have been (35.18)%.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Telecom ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$77.64	$77.79	$102.27	$69.77	$67.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.61	0.61	1.20	0.82	0.53
Net realized and unrealized gain (loss) (b)	0.16	(0.19)	(24.35)	32.25	2.15
Total from investment operations	0.77	0.42	(23.15)	33.07	2.68
Net equalization credits and charges (a)	0.00(c )	(0.02)	(0.02)	0.24	(0.02)
Distributions to shareholders from:
Net investment income	(0.64)	(0.55)	(1.31)	(0.81)	(0.59)
Net asset value, end of period	$77.77	$77.64	$77.79	$102.27	$69.77
Total return (d)	1.04%	0.52%	(22.87)%	48.00%	3.98%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$60,268	$62,109	$54,456	$84,375	$48,842
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.83%	0.75%	1.28%	0.94%	0.78%
Portfolio turnover rate (e)	50%	40%	41%	61%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P Transportation ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$83.70	$67.81	$84.92	$52.86	$61.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.75	0.75	0.42	1.02	0.57
Net realized and unrealized gain (loss) (b)	(5.64)	15.69	(16.89)	31.84	(8.36)
Total from investment operations	(4.89)	16.44	(16.47)	32.86	(7.79)
Net equalization credits and charges (a)	0.07	0.05	(0.02)	0.20	0.01
Distributions to shareholders from:
Net investment income	(0.69)	(0.60)	(0.62)	(1.00)	(0.58)
Net asset value, end of period	$78.19	$83.70	$67.81	$84.92	$52.86
Total return (c)	(5.78)%	24.53%	(19.57)%	62.69%	(12.74)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$167,323	$246,091	$503,793	$572,388	$179,722
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	0.95%	1.04%	0.49%	1.35%	0.99%
Portfolio turnover rate (d)	34%	29%	37%	26%	29%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.ssga.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSERTREQThe Trust's Investment Company Act Number is 811-08839.

Prospectus
October 31, 2024
SPDR® Series Trust
SPDR SSGA US Large Cap Low Volatility Index ETF (LGLV)
SPDR SSGA US Small Cap Low Volatility Index ETF (SMLV)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® SSGA US Large Cap Low Volatility Index ETF
Investment Objective
The SPDR SSGA US Large Cap Low Volatility Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the SSGA US Large Cap Low Volatility Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index,
1

the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the stocks of U.S. large capitalization companies that exhibit low volatility. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. In selecting constituents from the Index Universe (defined herein), the Index utilizes a proprietary rules-based process that seeks to increase exposure to stocks in the Index Universe that exhibit low volatility. The initial universe of securities eligible for inclusion in the Index (the “Index Universe”) is comprised of the largest 1,000 U.S. stocks, based on market capitalization, listed on a U.S. national securities exchange that have trailing six-month average daily trading volumes of at least 250,000 shares and free float factors (percentage of common shares outstanding readily available in the market) greater than 50% as of the Index rebalance determination date. Eligible stocks are assigned to a sector and ranked within each sector according to their volatility. A stock's volatility is measured by the standard deviation of monthly total returns to that stock's price over the trailing 5 years as of the Index rebalance determination date. For stocks with less than 5 years of monthly returns, volatility is measured by available monthly returns if the stock has at least 2.5 years of monthly returns or by the average volatility of stocks in the same sector in the Investment Universe if the stock has fewer than 2.5 years of monthly returns. For each sector, stocks with the lowest volatility whose combined free float sector market capitalization equals 30% are selected for inclusion in the Index, including the first stock that brings the combined sector market capitalization above 30%. The Index weights constituent securities such that securities with the lowest volatility receive the highest weights in the Index, subject to liquidity constraints limiting a constituent's weighting in the Index to 5% and to 20 times the constituent's weight within the Index Universe. The Index rebalance determination date is 10 business days prior to the last business day of March. Index rebalancings are effective after the close of the last business day of March. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, there were 162 securities in the Index.
The Index was created and is sponsored by State Street Global Advisors (the “Index Provider” or “SSGA”), an affiliate of the Fund and of SSGA FM, the Fund's Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
2

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
3

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	13.41%	Q4 2021
Lowest Quarterly Return	-20.26%	Q1 2020
Year-to-Date	18.56%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective December 13, 2016 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Russell 1000 Low Volatility Index (the “Previous Benchmark Index”) to the SSGA US Large Cap Low Volatility Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	9.18%	12.55%	11.01%
Return After Taxes on Distributions	8.58%	11.95%	10.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.74%	9.90%	8.67%
SSGA US Large Cap Low Volatility Index/Russell 1000 Low Volatility Index[1] (reflects no deduction for fees, expenses or taxes)	9.30%	12.67%	11.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
(1)
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
4

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Juan Acevedo.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
5

SPDR® SSGA US Small Cap Low Volatility Index ETF
Investment Objective
The SPDR SSGA US Small Cap Low Volatility Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the SSGA US Small Cap Low Volatility Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
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The Index is designed to measure the performance of the stocks of U.S. small capitalization companies that exhibit low volatility. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. In selecting constituents from the Index Universe (defined herein), the Index utilizes a proprietary rules-based process that seeks to increase exposure to stocks in the Index Universe that exhibit low volatility. The initial universe of securities eligible for inclusion in the Index (the “Index Universe”) is comprised of the 2,000 U.S. stocks listed on a U.S. national securities exchange whose market capitalizations rank from 1,001 to 3,000 that have trailing six-month average daily trading volumes of at least 250,000 shares and free float factors (percentage of common shares outstanding readily available in the market) greater than 50% as of the Index rebalance determination date. Eligible stocks are assigned to a sector and ranked within each sector according to their volatility. A stock's volatility is measured by the standard deviation of monthly total returns to that stock's price over the trailing 5 years as of the Index rebalance determination date. For stocks with less than 5 years of monthly returns, volatility is measured by available monthly returns if the stock has at least 2.5 years of monthly returns or by the average volatility of stocks in the same sector in the Investment Universe if the stock has fewer than 2.5 years of monthly returns. For each sector, stocks with the lowest volatility whose combined free float sector market capitalization equals 30% are selected for inclusion in the Index, including the first stock that brings the combined sector market capitalization above 30%. The Index weights constituent securities such that securities with the lowest volatility receive the highest weights in the Index, subject to liquidity constraints limiting a constituent's weighting in the Index to 5% and to 20 times the constituent's weight within the Index Universe. The Index rebalance determination date is 10 business days prior to the last business day of March. Index rebalancings are effective after the close of the last business day of March. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024, there were 418 securities in the Index.
The Index was created and is sponsored by State Street Global Advisors (the “Index Provider” or “SSGA”), an affiliate of the Fund and of SSGA FM, the Fund's Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
7

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
8

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	27.70%	Q4 2020
Lowest Quarterly Return	-33.18%	Q1 2020
Year-to-Date	12.80%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective December 13, 2016 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Russell 2000 Low Volatility Index (the “Previous Benchmark Index”) to the SSGA US Small Cap Low Volatility Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
9

	One Year	Five Years	Ten Years
Return Before Taxes	7.47%	9.07%	8.21%
Return After Taxes on Distributions	6.59%	8.24%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	6.93%	6.19%
SSGA US Small Cap Low Volatility Index/Russell 2000 Low Volatility Index[1] (reflects no deduction for fees, expenses or taxes)	7.53%	9.28%	8.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
(1)
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and John Law.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
10

Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
The Board of Trustees of the Trust (the “Board”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and options contracts. Swaps and options contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets .
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Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
Principal Risks
The table below identifies the principal risks of investing in each Fund.
Fund Name	SPDR SSGA US Large Cap Low Volatility Index ETF	SPDR SSGA US Small Cap Low Volatility Index ETF
Counterparty Risk	x	x
Derivatives Risk	x	x
Futures Contract Risk	x	x
Equity Investing Risk	x	x
Financial Sector Risk	x	x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x
Indexing Strategy/Index Tracking Risk	x	x
Industrial Sector Risk	x
Large-Capitalization Securities Risk	x
Leveraging Risk	x	x
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Fund Name	SPDR SSGA US Large Cap Low Volatility Index ETF	SPDR SSGA US Small Cap Low Volatility Index ETF
Liquidity Risk	x	x
Low Volatility Risk	x	x
Market Risk	x	x
Small-Capitalization Securities Risk		x
Unconstrained Sector Risk	x	x
Valuation Risk		x
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty,
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and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign
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exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than
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that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to each Index methodology, a security may be removed from an Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of an Index and the corresponding Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to an Index may expose the corresponding Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the corresponding Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be
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compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Small-Capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may
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be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The
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Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
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Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund
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will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2024, the Adviser managed approximately $1.01 trillion in assets and SSGA managed approximately $4.37 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2024, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
SPDR SSGA US Large Cap Low Volatility Index ETF	0.12%
SPDR SSGA US Small Cap Low Volatility Index ETF	0.12%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2025. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A discussion regarding the Board's consideration of the Investment Advisory Agreement is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2024.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SPDR Series Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such
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sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
Portfolio Managers.
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The table below identifies the professionals primarily responsible for the day-to-day management of each Fund:
Portfolio Managers	Fund
Karl Schneider and Juan Acevedo	SPDR SSGA US Large Cap Low Volatility Index ETF
Karl Schneider and John Law	SPDR SSGA US Small Cap Low Volatility Index ETF
Juan Acevedo is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He is responsible for managing equity index, smart beta and tax-efficient quantitative strategies for institutional clients and high net worth individuals. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA's Implementation Group, where he was responsible for the daily management of active and passive strategies, with an additional focus on mass construction of separately managed accounts. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College. Additionally, he received a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University.
John Law, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta (SEB) Group in the Americas. He also serves as a Senior Portfolio Manager for a number of the group's index equity portfolios. Previously within the SEB Group, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the SEB Group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
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Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
Each Fund's Index (collectively, the “Indices”) was created and is sponsored by State Street Global Advisors (the “Index Provider” or “SSGA”), an affiliate of the Funds and the Funds' Adviser. SSGA or one or more of its affiliates has entered into a license agreement with the Funds pursuant to which the Funds use the Indices at no charge.
The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index. In order to minimize any potential for conflicts caused by the fact that SSGA acts as Index Provider and its affiliate acts as Advisor to the Funds, SSGA has retained an unaffiliated third party to calculate the Indices (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate the Indices on a daily basis. SSGA will monitor the results produced by the Calculation Agent to help ensure that the Indices are being calculated in accordance with the rules-based methodology. In addition, SSGA and the Adviser have established policies and procedures designed to prevent non-public information about pending changes to the Indices from being used or disseminated in an improper manner. Furthermore, SSGA and the Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds' portfolio strategies.
The Index Provider has no obligation to take the needs of the Funds or the owners of Funds Shares into consideration in establishing and maintaining the Indices. The Index Provider does not guarantee the accuracy, completeness, or performance of the Indices or the data included therein and shall have no liability in connection with the Indices or Index calculation.
Index Calculation Agent. The Indices are calculated by Solactive AG. The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG, nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Indices and/or an Index trade mark or an Index price at any time or in any other respect. The Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indices are calculated correctly. Irrespective of its obligations towards the issuer, Solactive AG has no obligation to point out errors in the Indices to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Indices by Solactive AG nor the licensing of the Indices or an Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive AG to invest capital in said Funds nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Funds.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
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WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
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Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
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U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust
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does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
27

Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance  for the past five fiscal years or, if shorter, the period since a Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the Form N-CSR, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
28

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA US Large Cap Low Volatility Index ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$140.50	$130.93	$133.08	$102.17	$107.69
Income (loss) from investment operations:
Net investment income (loss) (a)	2.91	2.66	2.09	1.99	2.20
Net realized and unrealized gain (loss) (b)	12.39	9.83	(1.87)	31.82	(5.49)
Total from investment operations	15.30	12.49	0.22	33.81	(3.29)
Net equalization credits and charges (a)	0.22	(0.25)	(0.05)	(0.15)	0.01
Distributions to shareholders from:
Net investment income	(3.19)	(2.67)	(2.32)	(2.75)	(2.24)
Net asset value, end of period	$152.83	$140.50	$130.93	$133.08	$102.17
Total return (c)	11.16%	9.48%	0.05%	33.27%	(3.05)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$695,377	$817,722	$557,743	$573,565	$658,964
Ratios to average net assets:
Total expenses	0.12%	0.13%	0.12%	0.12%	0.12%
Net investment income (loss)	2.02%	1.96%	1.50%	1.69%	2.04%
Portfolio turnover rate (d)	22%	27%	22%	34%	25%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
29

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA US Small Cap Low Volatility Index ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$103.22	$104.54	$112.64	$76.41	$93.35
Income (loss) from investment operations:
Net investment income (loss) (a)	2.46	2.84	2.11	2.06	2.24
Net realized and unrealized gain (loss) (b)	7.21	(1.22)	(7.72)	36.73	(16.77)
Total from investment operations	9.67	1.62	(5.61)	38.79	(14.53)
Net equalization credits and charges (a)	0.17	0.01	0.03	(0.10)	0.07
Distributions to shareholders from:
Net investment income	(2.98)	(2.95)	(2.52)	(2.46)	(2.48)
Net asset value, end of period	$110.08	$103.22	$104.54	$112.64	$76.41
Total return (c)	9.65%	1.56%	(5.07)%	51.11%	(15.68)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$171,727	$190,965	$186,085	$220,778	$247,577
Ratios to average net assets:
Total expenses	0.12%	0.13%	0.12%	0.12%	0.12%
Net investment income (loss)	2.33%	2.65%	1.86%	2.19%	2.56%
Portfolio turnover rate (d)	56%	31%	23%	52%	32%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
30

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.ssga.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSELFSTATPROThe Trust's Investment Company Act Number is 811-08839.

Prospectus
October 31, 2024
SPDR® Series Trust
SPDR Bloomberg 1-3 Month T-Bill ETF (BIL)
SPDR Bloomberg 3-12 Month T-Bill ETF (BILS)
SPDR Bloomberg 1-10 Year TIPS ETF (TIPX)
SPDR Bloomberg Convertible Securities ETF (CWB)
SPDR Bloomberg Emerging Markets USD Bond ETF (EMHC)
SPDR Bloomberg High Yield Bond ETF (JNK)
SPDR Bloomberg Investment Grade Floating Rate ETF (FLRN)
SPDR Bloomberg Short Term High Yield Bond ETF (SJNK)
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF (LQIG)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Bloomberg Municipal Bond ETF (TFI)
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF (SHM)
SPDR Portfolio Aggregate Bond ETF (SPAB)
SPDR Portfolio Corporate Bond ETF (SPBO)
SPDR Portfolio High Yield Bond ETF (SPHY)
SPDR Portfolio Intermediate Term Corporate Bond ETF (SPIB)
SPDR Portfolio Intermediate Term Treasury ETF (SPTI)
SPDR Portfolio Long Term Corporate Bond ETF (SPLB)
SPDR Portfolio Long Term Treasury ETF (SPTL)
SPDR Portfolio Mortgage Backed Bond ETF (SPMB)
SPDR Portfolio Short Term Corporate Bond ETF (SPSB)
SPDR Portfolio Short Term Treasury ETF (SPTS)
SPDR Portfolio TIPS ETF (SPIP)
SPDR Portfolio Treasury ETF (SPTB)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® Bloomberg 1-3 Month T-Bill ETF
Investment Objective
The SPDR Bloomberg 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.1345%
Distribution and service (12b-1) fees	None
Other expenses	0.0011%
Total annual Fund operating expenses	0.1356%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$14	$44	$77	$174
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-3 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
4

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, and are rated investment-grade. In addition, the securities must be denominated in U.S. dollars and must have a fixed rate. The Index is market capitalization weighted, with securities held in the Federal Reserve System Open Market Account (the portfolio of U.S. Treasuries, Federal Agency securities, and foreign currency investments held by the U.S. Federal Reserve Bank) deducted from the total amount outstanding. Securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were approximately 18 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which
5

typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
6

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	1.34%	Q4 2023
Lowest Quarterly Return	-0.03%	Q2 2021
Year-to-Date	3.98%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	4.96%	1.72%	1.09%
Return After Taxes on Distributions	2.88%	1.01%	0.63%
Return After Taxes on Distributions and Sale of Fund Shares	2.91%	1.01%	0.64%
Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.14%	1.87%	1.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Joanna Madden and Cynthia Moy.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
7

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
8

SPDR® Bloomberg 3-12 Month T-Bill ETF
Investment Objective
The SPDR Bloomberg 3-12 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 3-12 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.1345%
Distribution and service (12b-1) fees	None
Other expenses	0.0011%
Total annual Fund operating expenses	0.1356%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$14	$44	$77	$174
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 3-12 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 3 months and less than 12 months. The Index includes all publicly issued U.S.
9

Treasury Bills that have a remaining maturity of less than 12 months and at least 3 months, and are rated investment-grade. In addition, the securities must be denominated in U.S. dollars and must have a fixed rate. The Index is market capitalization weighted, with securities held in the Federal Reserve System Open Market Account deducted from the total amount outstanding. Securities in the Index are reconstituted and rebalanced on the last business day of each month. As of July 31, 2024, there were approximately 24 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the
10

Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
11

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	1.45%	Q4 2023
Lowest Quarterly Return	-0.16%	Q1 2022
Year-to-Date	4.02%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		9/23/2020
Return Before Taxes	4.96%	1.73%
Return After Taxes on Distributions	2.85%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares	2.91%	0.97%
Bloomberg 3-12 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.11%	1.87%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	-2.88%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Joanna Madden and Cynthia Moy.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may
12

trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
13

SPDR® Bloomberg 1-10 Year TIPS ETF
Investment Objective
The SPDR Bloomberg 1-10 Year TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year inflation protected sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury commonly known as “TIPS” that have a remaining maturity greater than or equal to 1 year and less than 10 years.
14

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year and less than 10 years remaining to maturity on the index rebalancing date, with an issue size equal to or in excess of $500 million. The total amount outstanding for each issue is reflected, there are no adjustments made for sums held in the Federal Reserve System Open Market Account (SOMA) account. Bonds must be capital-indexed and linked to a domestic inflation index. The securities must be issued by the U.S. Government and must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. New bonds/reopening's entering the Index must settle on or before the index rebalancing date. The Index is rebalanced on the last business day of each month. As of July 31, 2024, the Index comprised 33 securities.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
15

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
16

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.81%	Q2 2020
Lowest Quarterly Return	-3.85%	Q3 2022
Year-to-Date	4.88%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	4.35%	3.32%	2.17%
Return After Taxes on Distributions	2.84%	1.88%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	2.56%	1.95%	1.22%
Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	4.39%	3.48%	2.32%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Cynthia Moy and Joanna Madden.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
17

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
18

SPDR® Bloomberg Convertible Securities ETF
Investment Objective
The SPDR Bloomberg Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks
United States convertible securities markets.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Convertible Liquid Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
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The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds and convertible preferred stock. Convertible bonds are bonds that can be exchanged, at the option of the holder or issuer, for a specific number of shares of the issuer's equity securities. Convertible preferred stock is preferred stock that includes an option for the holder to convert to common stock. The Index components are a subset of issues in the Bloomberg Convertible Composite Index. To be included in the Index, a security must meet the following requirements: (i) have an issue amount of at least $350 million and a par amount outstanding of at least $250 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index may include investment grade, below investment grade and unrated securities. The Index is rebalanced on a monthly basis on the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, there were 291 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
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Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be
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experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Preferred Stock Risk: Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of preferred stock held by the Fund is likely to decline. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in the Fund's yield.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The
Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
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Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	26.85%	Q2 2020
Lowest Quarterly Return	-15.86%	Q2 2022
Year-to-Date	7.28%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	14.30%	11.74%	8.88%
Return After Taxes on Distributions	13.43%	10.77%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.52%	8.96%	6.41%
Bloomberg U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses or taxes)	14.64%	12.37%	9.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Christopher DiStefano and Frank Miethe.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1997.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
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greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Bloomberg Emerging Markets USD Bond ETF
Investment Objective
The SPDR Bloomberg Emerging Markets USD Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks fixed and floating-rate US dollar-denominated debt issued by sovereign and quasi-sovereign emerging market issuers.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.23%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.23%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$24	$74	$130	$293
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest
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in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent the Index concentrates in a particular industry or group of industries. Swaps and futures contracts (each, a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.
The Index is designed to measure the performance of fixed and floating-rate US dollar-denominated debt issued by emerging market sovereigns, as well as government guaranteed emerging market issuers and 100% government owned emerging market issuers (i.e., quasi-sovereign emerging market issuers). An emerging market is a country that the World Bank Income group classifies as low/middle income or the International Monetary Fund (IMF) classifies as a non-advanced country. In addition, the Index Provider (defined below) may classify a country as an emerging market based on factors such as investability concerns, the presence of capital controls, and/or geographic considerations. The Index includes bonds of any credit quality with a minimum par amount outstanding of $1 billion, a remaining maturity of at least one year and an original maturity of greater than two and a half years. SEC-registered, Rule 144A and Regulation S bonds are each eligible for inclusion in the Index. As of August 31, 2024, there were approximately 630 securities in the Index.
The Index is calculated by the Index Provider (as defined below) using a capped weighting methodology. At each rebalance, each constituent country within the Index is capped at 5% with respect to the total market value of the Index. Any country weight exceeding the 5% limit will be redistributed on a pro rata basis to the bonds of all other countries in the Index that are below the 5% cap. The Index is rebalanced and reconstituted monthly on the last business day of the month.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities
26

market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
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Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: To the extent the Fund becomes “non-diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
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Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.37%	Q4 2023
Lowest Quarterly Return	-11.18%	Q2 2022
Year-to-Date	6.98%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.Effective October 31, 2024 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Emerging USD Bond Core Index (the “Previous Benchmark Index”) to the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Since Inception
		4/7/2021
Return Before Taxes	9.71%	-2.85%
Return After Taxes on Distributions	7.35%	-4.75%
Return After Taxes on Distributions and Sale of Fund Shares	5.66%	-2.95%
Bloomberg Emerging USD Bond Core Index (reflects no deduction for fees, expenses or taxes)	9.92%	-3.37%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	-4.65%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Jennifer Taylor, Robert Golcher and Kheng Siang Ng. Ms. Taylor and Mr. Golcher are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng is part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.
Jennifer Taylor is the Head of Emerging Market Debt and a Senior Portfolio Manager in the Global Fixed Income Beta Solutions Group at SSGA LTD. She joined SSGA LTD in 2022.
Robert Golcher is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013.
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Kheng Siang Ng, CFA, is a Vice President, the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore, and the Head of SSGA Singapore. He joined SSGA Singapore in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Bloomberg High Yield Bond ETF
Investment Objective
The SPDR Bloomberg High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S.
high yield corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg High Yield Very Liquid Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, but not more than fifteen years, regardless of optionality; are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings, respectively; and have $500 million or more of outstanding face value. To be eligible for inclusion in the Index, a bond must have been issued within the past five years. Exposure to each eligible issuer will be capped at two percent of the Index. In addition, securities must be registered, exempt from registration at the time of issuance or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons that change according to a predetermined schedule, and payment-in-kind (“PIK”) securities and toggle notes paying interest in cash are also eligible. In addition, callable fixed-to-floating rate and fixed-to-variable bonds are eligible during their fixed-rate term only. The Index includes only corporate categories. The corporate categories are Industrial, Utility, and Financial Institutions. Securities excluded from the Index include non-corporate bonds, structured notes, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, partial PIK securities, PIK securities and toggle notes paying interest in-kind, and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of August 31, 2024, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2024, there were 1,108 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or
33

bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the
34

registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.34%	Q2 2020
Lowest Quarterly Return	-12.75%	Q1 2020
Year-to-Date	7.42%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	13.16%	4.44%	3.27%
Return After Taxes on Distributions	10.17%	2.13%	0.86%
Return After Taxes on Distributions and Sale of Fund Shares	7.68%	2.41%	1.39%
Bloomberg High Yield Very Liquid Index (reflects no deduction for fees, expenses or taxes)	13.76%	5.04%	4.15%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
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Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kyle Kelly, Bradley Sullivan and Ryan Mensching.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2007.
Bradley Sullivan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2015.
Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2024.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Bloomberg Investment Grade Floating Rate ETF
Investment Objective
The SPDR Bloomberg Investment Grade Floating Rate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade floating rate notes with maturities greater than or equal to one month and less than five years.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
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The Index is designed to measure the performance of U.S. dollar-denominated, investment grade floating rate notes. Securities in the Index must have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. In addition, securities in the Index must be rated investment grade (Baa3, BBB- or BBB- by Moody's Investors Service (“Moody's”), S&P Global Ratings or Fitch Ratings Inc., respectively). The Index consists of debt instruments that pay a variable coupon rate with a fixed spread. The Index may include U.S. registered, dollar denominated bonds of non-U.S. corporations, governments and supranational entities, as well as securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”). Excluded from the Index are fixed rate bullet bonds, fixed-rate puttable and fixed-rate callable bonds, fixed rate and fixed to floating capital securities, bonds with equity-linked features (e.g. warrants and convertibles), inflation linked bonds and securitized bonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2024, there were 364 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times
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when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
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Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
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Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.06%	Q2 2020
Lowest Quarterly Return	-2.94%	Q1 2020
Year-to-Date	4.87%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	6.63%	2.53%	1.84%
Return After Taxes on Distributions	4.19%	1.53%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	1.51%	1.07%
Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index (reflects no deduction for fees, expenses or taxes)	6.70%	2.78%	2.06%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
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Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Bloomberg Short Term High Yield Bond ETF
Investment Objective
The SPDR Bloomberg Short Term High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated between Caa3/CCC-/CCC- and Ba1/BB+/BB+ using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings, respectively, and have at least a $350 million outstanding par value. The Index includes only corporate categories. The corporate categories are Industrial, Utility and Financial Institutions. Securities included in the Index may include securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”). Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, bonds with equity-type features (e.g., warrants, convertibility), floating-rate securities and securities that move from fixed to floating-rate, Emerging Market Bonds, defaulted bonds, original issue zero coupon bonds, private placements and payment in kind securities. The Index is issuer-capped and the securities in the Index are updated on the index rebalancing date. The securities in the Index are updated on the last business day of each month. As of August 31, 2024, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2024, there were 1,052 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 3.43 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
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Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
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Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.81%	Q2 2020
Lowest Quarterly Return	-11.82%	Q1 2020
Year-to-Date	7.31%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	12.06%	5.20%	3.67%
Return After Taxes on Distributions	8.75%	2.79%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	7.03%	2.93%	1.69%
Bloomberg US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (reflects no deduction for fees, expenses or taxes)	12.09%	5.16%	4.14%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
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Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Bradley Sullivan, Kyle Kelly and Ryan Mensching.
Bradley Sullivan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2015.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2007.
Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2024.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF
Investment Objective
The SPDR MarketAxess Investment Grade 400 Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment grade U.S. corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.09%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.09%
Less contractual fee waiver[1]	(0.02)%
Net annual Fund operating expenses	0.07%
1
SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2025, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, will be limited to 0.07% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2025. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$7	$27	$49	$113
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MarketAxess U.S. Investment Grade 400 Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of
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these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of 400 U.S. dollar denominated investment grade corporate bonds with higher-than-average liquidity relative to the broader U.S. corporate bond market. In order to be included in the Index, a bond must have a corporate bond classification from Refinitiv. Bonds included in the Index must also, as of the Index Determination Date (defined below), (i) be rated investment grade, (ii) be issued in the U.S. by an issuer that is U.S. or non-U.S. domiciled, (iii) be U.S. dollar denominated, (iv) have $300 million or more of par amount outstanding, (v) have a remaining maturity of at least 2 years, (vi) have an issue date prior to the month of the Index Determination Date (as defined below), and (vii) have a fixed rate (which includes fixed-to-floating rate bonds, provided that such bonds are in their fixed rate term as of the Index Determination Date (as defined below)) or zero percent coupon. The Index considers investment grade securities to be rated Baa3/BBB-/BBB- or higher, using the middle rating of Moody's Investors Service, Inc., Fitch Ratings, Inc., or S&P Global Ratings. If only two of the three agencies rate the security, then the more conservative (lower) rating will be used to determine Index eligibility. If only one of the agencies rates the security, then that rating will be used. In addition, in order to be included in the Index, bonds must have both bid and offer price Composite+TM (“CP+”) valuations. CP+ is the Index Provider's (defined below) proprietary algorithmic pricing engine. CP+ analyzes industry and proprietary trading and liquidity data to provide an indication of the bid price and offer price valuations of a bond. If the CP+ pricing algorithm does not have access to enough liquidity inputs for a bond, it will not generate bid and offer price valuations and the bond will not be eligible for inclusion in the Index. Bonds are also screened based on liquidity as measured by their Relative Liquidity Score (“RLS”). RLS is the Index Provider's proprietary methodology that analyzes industry and proprietary trading data to score a bond's liquidity relative to bonds identified by the Index Provider as having similar risk and return characteristics. A bond's RLS ranges from 1 to 10, with 10 being the most liquid, and only bonds with a ten-day average RLS of 7 or higher are eligible for inclusion in the Index.
Bonds that remain eligible for inclusion in the Index after applying the screens referred to above are then ranked by par value face amount from highest to lowest. For bonds with the same par value face amount, ranking is based on the following in order of priority: bonds with higher ten-day average RLS, earlier issue date, and tighter CP+ bid/offer spread. After applying such ranking, the 400 highest-ranked bonds that comply with the following limitations are selected for inclusion in the Index and weighted by market value: (1) any single issuer is limited to 4% of the weight of the Index and (2) to the extent a sector's weight in the MarketAxess U.S. Investment Grade Broad Corporate Bond Index (the “Broad Market Index”) is 5% or greater, a sector's weight in the Index is limited to 2.5% above such sector's weight in the Broad Market Index. The Index is rebalanced and reconstituted monthly after the close of business on the last business day of the month (the “Index Rebalance Date”) based on determinations made on the fourth to last business day preceding the Index Rebalance Date (the “Index Determination Date”). Securities eligible for inclusion in the Index include senior and subordinated debt, callable and puttable bonds, Rule 144A securities and Regulation S securities. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, there were 400 securities in the Index.
The Index is sponsored by MarketAxess Technologies Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or
50

at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Less Experienced Index Provider Risk: The Index was created by and is owned and maintained by the Index Provider. The Index Provider has a limited history of experience as an index provider, which may create additional risks for investing in the Fund. There is no assurance that Index data, Index computations or Index construction will be free from error, or that any such errors will be identified and corrected in a timely manner or at all.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
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Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Subordinated Debt Risk: The Fund may invest in debt securities that are subordinated to more senior securities of the issuer. Holders of debt securities that are subordinated or “junior” to more senior securities are entitled to payment after holders of more senior securities. Subordinated debt securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, may be disproportionately affected by a default, downgrade or perceived decline in creditworthiness, and may take longer to recover interest or principal.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.14%	Q4 2023
Lowest Quarterly Return	-3.73%	Q3 2023
Year-to-Date	5.30%	9/30/2024
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Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		5/12/2022
Return Before Taxes	9.40%	3.43%
Return After Taxes on Distributions	7.18%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.49%	1.62%
MarketAxess U.S. Investment Grade 400 Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	9.49%	3.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	0.87%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Bradley Sullivan.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Bradley Sullivan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2015.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to
53

the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Nuveen Bloomberg High Yield Municipal Bond ETF
Investment Objective
The SPDR Nuveen Bloomberg High Yield Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Municipal Yield Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds
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Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Index includes fully tax-exempt investment grade, non-investment grade (“junk”) and non-rated bonds, but does not include defaulted securities. Bonds included in the Index may include private activity bonds, which are typically issued by or on behalf of local or state governments for the purpose of financing the project of a private user. The Index consists of bonds that are constituents of the Bloomberg Municipal High Yield Bond Index and Bloomberg U.S. Municipal Bond Index as follows: (i) 70% of the Index is represented by the constituents of the Bloomberg Municipal High Yield Bond Index, the constituents of which are non-rated or rated no higher than Ba1 by Moody's Investors Service, Inc. (“Moody's”) or BB+ by Standard & Poor's (“S&P”) or Fitch Ratings Inc. (“Fitch”); (ii) 20% of the Index is represented by the constituents of the Bloomberg U.S. Municipal Bond Index that are rated Baa3, Baa2, or Baa1 by Moody's or BBB-, BBB, or BBB+ by S&P or Fitch; and (iii) 10% of the Index is represented by the constituents of the Bloomberg U.S. Municipal Bond Index that are rated A3, A2, or A1 by Moody's or A-, A, or A+ by S&P or Fitch. Constituents of the Bloomberg Municipal High Yield Bond Index must have a total amount outstanding of $3 million or more and be issued as part of a transaction of at least $20 million. Constituents of the Bloomberg U.S. Municipal Bond Index must have a total amount outstanding of $7 million or more and be issued as part of a transaction of at least $75 million. Only fixed-rate coupon bonds (including zero coupon bonds) with a remaining maturity of at least one year and a dated date of January 1, 1991 or later are eligible for inclusion in the Index. Securities included in the Index may include when-issued securities, as well as securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”). The securities in the Index rebalance on the last business day of each month. As of July 31, 2024, there were 18,497 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or
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bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Private Activity Bonds Risk: Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place limitations on the size of such issues. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor), which means that the holder of the private activity bond is exposed to the risk that the corporate user (and/or any guarantor) may default on the private activity bond. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for and the ability of corporate users to pay for the projects financed by private activity bonds. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to noncorporate taxpayers.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains
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to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.78%	Q4 2023
Lowest Quarterly Return	-7.50%	Q1 2022
Year-to-Date	6.85%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 1, 2019 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the S&P Municipal Yield Index (the “Previous Benchmark Index”) to the Bloomberg Municipal Yield Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	7.36%	1.73%	3.78%
Return After Taxes on Distributions	7.34%	1.71%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	6.09%	2.20%	3.88%
Bloomberg Municipal Yield Index/S&P Municipal Yield Index[1] (reflects no deduction for fees, expenses or taxes)	8.97%	3.41%	4.86%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
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Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Nuveen Bloomberg Municipal Bond ETF
Investment Objective
The SPDR Nuveen Bloomberg Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.23%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.23%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$24	$74	$130	$293
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Municipal Managed Money 1-25 Years Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds
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Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to track the U.S. fully tax-exempt bond market. The Index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract.
The Index is a rules-based, market-value weighted index engineered for the tax-exempt bond market. All bonds in the Index must be U.S. dollar denominated and rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. In addition, to be included in the Index, a security must meet the following requirements: (i) must be fixed rate; (ii) have been issued within the last five years; (iii) have an outstanding par value of at least $7 million and have been issued as part of a transaction of at least $75 million; and (iv) have a remaining maturity of greater than or equal to 1 year and less than 25 years. Securities included in the Index may include when-issued securities. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds are excluded from the Index. The Index is rebalanced monthly on the last business day of the month. As of July 31, 2024, there were 20,697 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
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Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
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Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.56%	Q4 2023
Lowest Quarterly Return	-7.11%	Q1 2022
Year-to-Date	1.39%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective January 2, 2019 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Municipal Managed Money Index (the “Previous Benchmark Index”) to the Bloomberg Municipal Managed Money 1-25 Years Index, consistent with a change in the Fund's principal
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investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	5.78%	1.62%	2.62%
Return After Taxes on Distributions	5.77%	1.61%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	1.72%	2.54%
Bloomberg Municipal Managed Money 1-25 Years Index/Bloomberg Municipal Managed Money Index[1] (reflects no deduction for fees, expenses or taxes)	6.44%	2.23%	3.06%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Nuveen Bloomberg Short Term Municipal Bond ETF
Investment Objective
The SPDR Nuveen Bloomberg Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Managed Money Municipal Short Term Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds
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Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to track the publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investors Service, Inc., S&P Global Ratings or Fitch Ratings Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may constitute more than 10% of the Index. Securities included in the Index may include when-issued securities. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of July 31, 2024, there were 3,916 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 3 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity
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of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Low Short-Term Interest Rates Risk: During market conditions in which short-term interest rates are at low levels, the Fund's yield can be very low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and will not be able to pay its scheduled dividend. In addition, it is possible that during these conditions the Fund may experience difficulties purchasing and/or selling securities with respect to
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scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income. Such market conditions may adversely affect the Fund's ability to achieve a high degree of correlation with the Index.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.83%	Q4 2023
Lowest Quarterly Return	-3.70%	Q1 2022
Year-to-Date	1.97%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who
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hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	3.00%	0.99%	0.91%
Return After Taxes on Distributions	2.99%	0.97%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	1.00%	0.94%
Bloomberg Managed Money Municipal Short Term Index (reflects no deduction for fees, expenses or taxes)	3.41%	1.27%	1.18%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Aggregate Bond ETF
Investment Objective
The SPDR Portfolio Aggregate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S.
dollar denominated investment grade bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA Transactions (as defined below) are included within the above-noted investment policy. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group
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of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc.) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the Index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were 13,627 securities in the Index.
As of July 31, 2024, approximately 25.56% of the bonds represented in the Index were U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on
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the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
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Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	6.71%	Q4 2023
Lowest Quarterly Return	-5.91%	Q1 2022
Year-to-Date	4.53%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.59%	1.04%	1.73%
Return After Taxes on Distributions	4.13%	-0.06%	0.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	0.35%	0.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	-0.32%	0.38%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Marc DiCosimo, Michael Przygoda and Read Burns.
Marc DiCosimo, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Michael Przygoda, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2006.
Read Burns is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2012.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
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greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Corporate Bond ETF
Investment Objective
The SPDR Portfolio Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S.
corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the investment grade corporate bond market. The Index includes publicly issued, investment grade, fixed-rate, taxable, U.S. dollar-denominated corporate bonds issued by U.S. and non-U.S. industrial, utility, and financial institutions. Bonds included in the Index must have $300 million or more of par amount outstanding and a remaining maturity of at least 1 year. The Index considers investment grade securities to be rated Baa3/BBB- or higher, using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings. If only two of the three agencies rate the security, then the more conservative (lower) rating will be used to determine Index eligibility. If only one of the agencies rates the security, then that rating will be used. SEC-registered securities, bonds exempt from registration at the time of issuance and SEC Rule 144A securities with registration rights are eligible for inclusion. The Index is rebalanced monthly on the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, there were 8,040 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate
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significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition,
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the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.40%	Q2 2020
Lowest Quarterly Return	-7.52%	Q1 2022
Year-to-Date	5.61%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective July 31, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Issuer Scored Corporate Index (the “Previous Benchmark Index”) to the Bloomberg U.S. Corporate Bond Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	8.97%	2.80%	2.85%
Return After Taxes on Distributions	6.82%	1.36%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares	5.24%	1.56%	1.57%
Bloomberg U.S. Corporate Bond Index/Bloomberg Issuer Scored Corporate Index[1] (reflects no deduction for fees, expenses or taxes)	8.52%	2.63%	2.89%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Frank Miethe and Christopher DiStefano.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1997.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
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Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio High Yield Bond ETF
Investment Objective
The SPDR Portfolio High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the broad
U.S. corporate high yield market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.05%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.05%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$5	$16	$28	$64
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE BofA US High Yield Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The Index includes securities rated below investment grade (based on an average of Moody's Investors Service, Inc., Fitch Ratings Inc., and S&P Global Ratings) with at least 18 months remaining to final maturity at the time of issuance and at least one year remaining term to final maturity as of the Index's rebalancing date. In addition, individual securities of qualifying issuers must have a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying corporate issuers must have risk exposure to an FX-G10 or Western European country, or a territory of the United States or a Western European country. As of July 31, 2024, the FX-G10 includes all Eurozone members, the United States, Japan, the United Kingdom, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Securities included in the Index may include securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”).
The Index is market capitalization weighted, and is rebalanced on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2024, there were approximately 1,858 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
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Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Geographic Focus Risk: The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund's investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a
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result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close
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out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.62%	Q2 2020
Lowest Quarterly Return	-13.09%	Q1 2020
Year-to-Date	7.98%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 1, 2019 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the ICE BofAML US Diversified Crossover Corporate Index (the “Previous Benchmark Index”) to the ICE BofA US High Yield Index (formerly known as ICE BofAML US High Yield Index), consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	13.54%	5.25%	4.39%
Return After Taxes on Distributions	10.13%	2.66%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	7.89%	2.91%	2.38%
ICE BofA US High Yield Index/ICE BofAML US Diversified Crossover Corporate Index[1] (reflects no deduction for fees, expenses or taxes)	13.46%	4.99%	4.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Bradley Sullivan, Kyle Kelly and Ryan Mensching.
Bradley Sullivan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2015.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2007.
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Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2024.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Intermediate Term Corporate Bond ETF
Investment Objective
The SPDR Portfolio Intermediate Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Intermediate Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index is a component of the Bloomberg U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar denominated debt with $300 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating- rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, there were 5,024 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 4.85 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate
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significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition,
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the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.82%	Q2 2020
Lowest Quarterly Return	-5.26%	Q1 2022
Year-to-Date	5.77%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.25%	2.56%	2.53%
Return After Taxes on Distributions	5.55%	1.45%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	1.49%	1.43%
Bloomberg U.S. Intermediate Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.29%	2.64%	2.63%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
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greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Intermediate Term Treasury ETF
Investment Objective
The SPDR Portfolio Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate-term sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 3-10 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of intermediate term (3-10 years) public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than
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or equal to 3 years and less than 10 years, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were 108 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 5.58 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than
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that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.05%	Q1 2020
Lowest Quarterly Return	-5.38%	Q1 2022
Year-to-Date	4.33%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 30, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Intermediate U.S. Treasury Index (the “Previous Benchmark Index”) to the Bloomberg 3-10 Year U.S. Treasury Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	4.26%	0.77%	1.13%
Return After Taxes on Distributions	2.98%	0.13%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	0.32%	0.60%
Bloomberg 3-10 Year U.S. Treasury Index/Bloomberg Intermediate U.S. Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	4.27%	0.84%	1.22%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
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Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Long Term Corporate Bond ETF
Investment Objective
The SPDR Portfolio Long Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Long Term Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
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The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Bloomberg U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $300 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of August 31, 2024, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2024, there were 3,016 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 22.64 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial
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services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards
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comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	13.79%	Q4 2023
Lowest Quarterly Return	-12.78%	Q2 2022
Year-to-Date	4.84%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who
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hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	11.15%	2.61%	3.77%
Return After Taxes on Distributions	8.98%	1.02%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.51%	1.37%	2.15%
Bloomberg U.S. Long Term Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	10.93%	2.86%	3.91%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Long Term Treasury ETF
Investment Objective
The SPDR Portfolio Long Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Long U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 years or more. The Index includes all publicly issued, U.S. Treasury securities that have a remaining
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maturity of 10 years or more, are rated investment grade, and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were 84 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 22.50 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than
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that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.89%	Q1 2020
Lowest Quarterly Return	-13.51%	Q1 2021
Year-to-Date	2.60%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	3.28%	-1.32%	2.19%
Return After Taxes on Distributions	1.90%	-2.26%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	-1.33%	1.27%
Bloomberg Long U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.06%	-1.24%	2.28%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
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greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Mortgage Backed Bond ETF
Investment Objective
The SPDR Portfolio Mortgage Backed Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses	0.05%
Less contractual fee waiver[2]	(0.01)%
Net annual Fund operating expenses	0.04%
1
“Acquired fund fees and expenses” are not included in the Fund's financial statements, which provide a clearer picture of the Fund's actual operating costs.
2
SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) until October 31, 2025. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2025. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$15	$27	$63
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. MBS Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management,
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Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA Transactions (as defined below) are included within the above-noted investment policy. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to measure the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association (“GNMA”); Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). The Index is formed by grouping the universe of individual fixed rate mortgage backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) program; (iii) pass-through coupon; and (iv) origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. To be included in the Index, securities must be fixed rate, denominated in U.S. dollars, and be part of a cohort that has $1 billion or more of outstanding face value and have a weighted average maturity of at least one year. Excluded from the Index are buydowns, graduated equity mortgages, project loans, manufactured homes (dropped in January 1992), graduated payment mortgages (dropped in January 1995), non-agency (whole loan) securities, jumbo securities, collateralized mortgage obligations, and hybrid adjustable-rate mortgages. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of July 31, 2024, there were 1,007 securities in the Index.
Transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, including shares of money market funds advised by the Adviser or its affiliates.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed
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income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Cash Transaction Risk: The Fund may sell portfolio securities to meet some or all of a redemption request with cash. In such cases, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
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Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.40%	Q4 2023
Lowest Quarterly Return	-5.34%	Q3 2022
Year-to-Date	4.56%	9/30/2024
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Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.07%	0.15%	1.21%
Return After Taxes on Distributions	3.68%	-1.05%	-0.08%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	-0.37%	0.38%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	5.05%	0.25%	1.38%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Marc DiCosimo, Michael Przygoda and Read Burns.
Marc DiCosimo, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Michael Przygoda, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2006.
Read Burns is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2012.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to
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the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Short Term Corporate Bond ETF
Investment Objective
The SPDR Portfolio Short Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. 1-3 Year Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or
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group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings), and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. The Index includes only corporate categories. The corporate categories are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, there were 1,502 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 2.03 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they
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must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's
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holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	4.03%	Q2 2020
Lowest Quarterly Return	-2.46%	Q1 2022
Year-to-Date	5.02%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.65%	2.17%	1.78%
Return After Taxes on Distributions	3.90%	1.18%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	3.31%	1.24%	0.98%
Bloomberg U.S. 1-3 Year Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	5.47%	2.17%	1.88%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price
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greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio Short Term Treasury ETF
Investment Objective
The SPDR Portfolio Short Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-3 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of short term (1-3 years) public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal
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to 1 year and less than 3 years, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were 96 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 1.96 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than
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that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	2.78%	Q1 2020
Lowest Quarterly Return	-2.52%	Q1 2022
Year-to-Date	4.15%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 30, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg 1-5 Year U.S. Treasury Index (the “Previous Benchmark Index”) to the Bloomberg 1-3 Year U.S. Treasury Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	4.26%	1.24%	1.07%
Return After Taxes on Distributions	2.73%	0.58%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	0.67%	0.57%
Bloomberg 1-3 Year U.S. Treasury Index/Bloomberg 1-5 Year U.S. Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	4.29%	1.28%	1.13%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
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Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Portfolio TIPS ETF
Investment Objective
The SPDR Portfolio TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation
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protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. The securities in the Index are updated on the last business day of each month. As of July 31, 2024, there were 48 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
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Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	4.61%	Q1 2016
Lowest Quarterly Return	-6.57%	Q2 2022
Year-to-Date	4.93%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	3.74%	3.00%	2.33%
Return After Taxes on Distributions	2.20%	1.39%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	1.64%	1.28%
Bloomberg U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	3.84%	3.14%	2.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Cynthia Moy and Joanna Madden.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
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Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
131

SPDR® Portfolio Treasury ETF
Investment Objective
The SPDR Portfolio Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the United States
Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.03%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  From the Fund's commencement of operations on May 22, 2024 to the most recent fiscal year end, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are reconstituted and rebalanced on the last business day of each month. As of July 31, 2024, there were 288 securities in the Index and the dollar-weighted average maturity of the securities in the Index was 7.80 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
133

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance

The Fund has not yet completed a full calendar year of operations and therefore does not report its performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
The SPDR Nuveen Bloomberg High Yield Municipal Bond ETF, SPDR Nuveen Bloomberg Municipal Bond ETF and SPDR Nuveen Bloomberg Short Term Municipal Bond ETF (each a “Municipal Bond ETF,” collectively the “Municipal Bond ETFs”) have adopted a fundamental investment policy and certain of the other Funds as described in the SAI, have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets, plus the amount of borrowings for investment purposes, in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy. Any change to a Municipal Bond ETF's fundamental 80% investment policy will require shareholder approval. The Board of Trustees of the Trust (the “Board”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess
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of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
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Principal Risks
The table below identifies the principal risks of investing in each Fund.
Fund Name	SPDR Bloomberg 1-3 Month T-Bill ETF	SPDR Bloomberg 3-12 Month T-Bill ETF	SPDR Bloomberg 1-10 Year TIPS ETF	SPDR Bloomberg Convertible Securities ETF	SPDR Bloomberg Emerging Markets USD Bond ETF	SPDR Bloomberg High Yield Bond ETF	SPDR Bloomberg Investment Grade Floating Rate ETF	SPDR Bloomberg Short Term High Yield Bond ETF
Below Investment-Grade Securities Risk				x	x	x		x
Call/Prepayment Risk				x	x	x	x	x
Cash Transaction Risk
Consumer Cyclical Sector Risk						x		x
Convertible Securities Risk				x
Counterparty Risk					x	x		x
Credit Risk				x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk					x	x		x
Futures Contract Risk					x
Swaps Risk					x	x		x
Emerging Markets Risk					x
Extension Risk				x	x	x	x	x
Financial Sector Risk							x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk
Europe
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk
Inflation-Indexed Securities Risk			x
Interest Rate Risk	x	x	x	x	x	x	x	x
Less Experienced Index Provider Risk
Leveraging Risk					x	x		x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
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Fund Name	SPDR Bloomberg 1-3 Month T-Bill ETF	SPDR Bloomberg 3-12 Month T-Bill ETF	SPDR Bloomberg 1-10 Year TIPS ETF	SPDR Bloomberg Convertible Securities ETF	SPDR Bloomberg Emerging Markets USD Bond ETF	SPDR Bloomberg High Yield Bond ETF	SPDR Bloomberg Investment Grade Floating Rate ETF	SPDR Bloomberg Short Term High Yield Bond ETF
Low Short-Term Interest Rates Risk
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk
Mortgage-Related and Other Asset-Backed Securities Risk
Municipal Obligations Risk
Non-Diversification Risk					x
Non-U.S. Securities Risk				x	x		x
Political Risk
Portfolio Turnover Risk
Preferred Stock Risk				x
Private Activity Bonds Risk
Reinvestment Risk	x	x	x	x	x	x	x	x
Restricted Securities Risk				x	x	x	x	x
Securities Lending Risk	x	x	x
Settlement Risk				x	x		x
Sovereign Debt Obligations Risk					x
Subordinated Debt Risk
Tax Exemption Risk
Technology Sector Risk				x
Unconstrained Sector Risk				x			x
U.S. Government Securities Risk
U.S. Treasury Obligations Risk	x	x	x
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk					x		x
When-Issued, TBA and Delayed Delivery Securities Risk
Zero-Coupon Bond Risk
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Fund Name	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	SPDR Nuveen Bloomberg Municipal Bond ETF	SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	SPDR Portfolio Corporate Bond ETF	SPDR Portfolio Aggregate Bond ETF	SPDR Portfolio High Yield Bond ETF	SPDR Portfolio Intermediate Term Corporate Bond ETF
Below Investment-Grade Securities Risk		x					x
Call/Prepayment Risk	x	x	x	x	x	x	x	x
Cash Transaction Risk
Consumer Cyclical Sector Risk							x
Convertible Securities Risk
Counterparty Risk	x				x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk	x				x	x	x	x
Futures Contract Risk
Swaps Risk	x				x	x	x	x
Emerging Markets Risk
Extension Risk	x	x	x	x	x	x	x	x
Financial Sector Risk	x				x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk							x
Europe							x
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk	x				x			x
Inflation-Indexed Securities Risk
Interest Rate Risk	x	x	x	x	x	x	x	x
Less Experienced Index Provider Risk	x
Leveraging Risk	x				x	x	x	x
Limited Track Record Risk	x
Liquidity Risk	x	x	x	x	x	x	x	x
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Fund Name	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	SPDR Nuveen Bloomberg Municipal Bond ETF	SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	SPDR Portfolio Corporate Bond ETF	SPDR Portfolio Aggregate Bond ETF	SPDR Portfolio High Yield Bond ETF	SPDR Portfolio Intermediate Term Corporate Bond ETF
Low Short-Term Interest Rates Risk				x
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk						x
Mortgage-Related and Other Asset-Backed Securities Risk						x
Municipal Obligations Risk		x	x	x
Non-Diversification Risk
Non-U.S. Securities Risk	x				x		x	x
Political Risk		x	x	x
Portfolio Turnover Risk	x
Preferred Stock Risk
Private Activity Bonds Risk		x
Reinvestment Risk	x	x	x	x	x	x	x	x
Restricted Securities Risk	x	x			x		x	x
Securities Lending Risk
Settlement Risk					x		x	x
Sovereign Debt Obligations Risk
Subordinated Debt Risk	x
Tax Exemption Risk		x	x	x
Technology Sector Risk
Unconstrained Sector Risk							x
U.S. Government Securities Risk						x
U.S. Treasury Obligations Risk
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk
When-Issued, TBA and Delayed Delivery Securities Risk		x	x	x		x
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Fund Name	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	SPDR Nuveen Bloomberg Municipal Bond ETF	SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	SPDR Portfolio Corporate Bond ETF	SPDR Portfolio Aggregate Bond ETF	SPDR Portfolio High Yield Bond ETF	SPDR Portfolio Intermediate Term Corporate Bond ETF
Zero-Coupon Bond Risk	x
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Fund Name	SPDR Portfolio Intermediate Term Treasury ETF	SPDR Portfolio Long Term Corporate Bond ETF	SPDR Portfolio Long Term Treasury ETF	SPDR Portfolio Mortgage Backed Bond ETF	SPDR Portfolio Short Term Corporate Bond ETF	SPDR Portfolio Short Term Treasury ETF	SPDR Portfolio TIPS ETF	SPDR Portfolio Treasury ETF
Below Investment-Grade Securities Risk
Call/Prepayment Risk		x		x	x
Cash Transaction Risk				x
Consumer Cyclical Sector Risk
Convertible Securities Risk
Counterparty Risk					x
Credit Risk		x		x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk					x
Futures Contract Risk
Swaps Risk					x
Emerging Markets Risk
Extension Risk		x		x	x
Financial Sector Risk		x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk
Europe
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk		x			x
Inflation-Indexed Securities Risk							x
Interest Rate Risk	x	x	x	x	x	x	x
Less Experienced Index Provider Risk
Leveraging Risk					x
Limited Track Record Risk								x
Liquidity Risk	x	x	x	x	x	x	x	x
Low Short-Term Interest Rates Risk
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk
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Fund Name	SPDR Portfolio Intermediate Term Treasury ETF	SPDR Portfolio Long Term Corporate Bond ETF	SPDR Portfolio Long Term Treasury ETF	SPDR Portfolio Mortgage Backed Bond ETF	SPDR Portfolio Short Term Corporate Bond ETF	SPDR Portfolio Short Term Treasury ETF	SPDR Portfolio TIPS ETF	SPDR Portfolio Treasury ETF
Mortgage-Related and Other Asset-Backed Securities Risk				x
Municipal Obligations Risk
Non-Diversification Risk
Non-U.S. Securities Risk		x			x
Political Risk
Portfolio Turnover Risk
Preferred Stock Risk
Private Activity Bonds Risk
Reinvestment Risk	x	x	x	x	x	x	x
Restricted Securities Risk		x
Securities Lending Risk	x		x			x	x	x
Settlement Risk		x			x
Sovereign Debt Obligations Risk
Subordinated Debt Risk
Tax Exemption Risk
Technology Sector Risk
Unconstrained Sector Risk
U.S. Government Securities Risk				x
U.S. Treasury Obligations Risk	x		x			x	x	x
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk
When-Issued, TBA and Delayed Delivery Securities Risk				x
Zero-Coupon Bond Risk
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Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield” or “junk” bonds) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by a Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's net asset value. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Consumer Cyclical Sector Risk. Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns. Also, companies in the consumer cyclical sector may be subject to severe competition, which may have an adverse impact on their respective profitability.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or
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transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in a Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when
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the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections
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as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index  or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
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Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser (and Sub-Adviser, as applicable) believe that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Geographic Focus Risk. The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the UK's exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund's investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
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Income Risk. A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to each Index methodology, a security may be removed from an Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of an Index and the corresponding Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to an Index may expose the corresponding Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the corresponding Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by
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governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Inflation-Indexed Securities Risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, a Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if a Fund purchases U.S. TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period a Fund holds an inflation-indexed security, a Fund may earn less on the security than on a conventional bond. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.
Less Experienced Index Provider Risk. The Index was created by and is owned and maintained by MarketAxess Technologies Inc.. MarketAxess Technologies Inc. has a limited history of experience as an index provider, which may create additional risks for investing in the Fund. There is no assurance that Index data, Index computations or Index construction will be free from error, or that any such errors will be identified and corrected in a timely manner or at all.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Limited Track Record Risk. The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
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Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Low Short-Term Interest Rates Risk. During market conditions in which short-term interest rates are at low levels, a Fund's yield can be very low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that a Fund will generate an insufficient amount of income to pay its expenses, and will not be able to pay its scheduled dividend. In addition, it is possible that during these conditions a Fund may experience difficulties purchasing and/or selling securities with respect to scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income. Such market conditions may adversely affect a Fund's ability to achieve a high degree of correlation with its Index.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Global Advisors, Inc. (“SSGA”), SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate
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along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
Municipal Obligations Risk. The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service (the “IRS”) determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may
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continue to experience, extreme financial pressures in response to financial, economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the corresponding Fund. Additionally, a Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.
Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. A Fund may become diversified for periods of time solely as a result of tracking its Index (e.g., changes in weightings of one or more component securities). The SPDR Bloomberg Emerging Markets USD Bond ETF may become non-diversified for periods of time solely as a result of tracking its Index.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments  in issuers in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify a Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including
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short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Preferred Stock Risk. Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock held by a Fund is likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred stock, rising interest rates may cause the value of a Fund's investments to decline significantly. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in a Fund's yield.
Private Activity Bonds Risk. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place limitations on the size of such issues. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor), which means that the holder of the private activity bond is exposed to the risk that the corporate user (and/or any guarantor) may default on the private activity bond. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for and the ability of corporate users to pay for the projects financed by private activity bonds. The Fund's distributions of its interest income from private activity bonds may subject certain investors to federal alternative minimum tax applicable to noncorporate taxpayers.
Reinvestment Risk. Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned
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securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity's willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of certain non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.
Subordinated Debt Risk. A Fund may invest in debt securities that are subordinated to more senior securities of the issuer. Holders of debt securities that are subordinated or “junior” to more senior securities are entitled to payment after holders of more senior securities. Subordinated debt securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, may be disproportionately affected by a default, downgrade or perceived decline in creditworthiness, and may take longer to recover interest or principal. If there is a default, bankruptcy or liquidation of the issuer, most subordinated debt securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities.
Tax Exemption Risk. There is no guarantee that any of a Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders that is attributable to municipal bonds to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
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Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of a Fund's investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund's U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product grew rapidly after the financial crisis of 2008 and has remained at a historically high level. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. Fitch also downgraded its rating of U.S. Treasury securities from AAA to AA+ in August 2023, citing increasing government debt and erosion in confidence regarding governance of fiscal matters as a result of repeated political standoffs related to debt limit approvals. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. Any additional downgrades of
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U.S. Treasury securities from ratings agencies may cause the value of a Fund's U.S. Treasury obligations to decline. In recent years, impasses in Congress regarding the federal budget have caused temporary Federal government shutdowns. While Congress has temporarily suspended the debt limit from time to time, the risks that the U.S. government will not adopt a long-term budget or deficit reduction plan, of one or more additional Federal government shutdowns or of future failures to not increase the Federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. A Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
When-Issued, TBA and Delayed Delivery Securities Risk. A Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of a Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery and forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
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Zero-Coupon Bond Risk. Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
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The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a sub-adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and
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its shareholders could be negatively impacted as a result. While the Adviser and/or the Sub-Adviser have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market
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instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of the State Street Entities guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net
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asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
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Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2024, the Adviser managed approximately $1.01 trillion in assets and SSGA managed approximately $4.37 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2024, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
SPDR Bloomberg 1-3 Month T-Bill ETF	0.13%
SPDR Bloomberg 3-12 Month T-Bill ETF	0.13%
SPDR Bloomberg 1-10 Year TIPS ETF	0.15%
SPDR Bloomberg Convertible Securities ETF	0.40%
SPDR Bloomberg Emerging Markets USD Bond ETF	0.23%
SPDR Bloomberg High Yield Bond ETF	0.40%
SPDR Bloomberg Investment Grade Floating Rate ETF	0.15%
SPDR Bloomberg Short Term High Yield Bond ETF	0.40%
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	0.07%(1)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	0.35%
SPDR Nuveen Bloomberg Municipal Bond ETF	0.23%
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	0.20%
SPDR Portfolio Aggregate Bond ETF	0.03%
SPDR Portfolio Corporate Bond ETF	0.03%
SPDR Portfolio High Yield Bond ETF	0.10%(2)
SPDR Portfolio Intermediate Term Corporate Bond ETF	0.04%
SPDR Portfolio Intermediate Term Treasury ETF	0.06%(3)
SPDR Portfolio Long Term Corporate Bond ETF	0.04%
SPDR Portfolio Long Term Treasury ETF	0.06%(3)
SPDR Portfolio Mortgage Backed Bond ETF	0.03%
SPDR Portfolio Short Term Corporate Bond ETF	0.04%
SPDR Portfolio Short Term Treasury ETF	0.06%(3)
SPDR Portfolio TIPS ETF	0.12%
SPDR Portfolio Treasury ETF	0.03%
(1)
The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses, until October 31, 2025, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, will be limited to 0.07% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2025. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Fund's Board of Trustees.
(2)
Effective August 1, 2023, the Adviser agreed to reduce the Fund's management fee from 0.10% to 0.05% of the Fund's average daily net assets.
(3)
Effective August 1, 2023, the Adviser agreed to reduce the Fund's management fee from 0.06% to 0.03% of the Fund's average daily net assets.
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until
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October 31, 2025. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
Investment Sub-Advisers. Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”) as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs' investments, subject to supervision by the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Municipal Bond ETFs. Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Fund Advisors, LLC, which is a wholly-owned subsidiary of Nuveen LLC (“Nuveen”). Nuveen is the asset management division of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a leading financial services provider that provides a wide range of financial solutions, including investing, banking, advice and education, and retirement services. TIAA was originally founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. Nuveen Asset Management offers advisory and investment management services to a broad range of fund clients and has extensive experience in managing municipal securities. As of June 30, 2024, Nuveen Asset Management managed approximately $269.7 billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606.
In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management a portion of the advisory fee paid by the Municipal Bond ETFs to the Adviser (after deducting payments to service providers and expenses) based on a percentage of the Fund's average daily net assets managed by Nuveen Asset Management. The Municipal Bond ETFs are not responsible for the fees paid to Nuveen Asset Management.
Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of SSGA LTD and SSGA Singapore, each an affiliate of the Adviser. SSGA LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA, Inc.”) and SSGA Singapore is a direct wholly-owned subsidiary of SSGA, Inc. SSGA, Inc. is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the SPDR Bloomberg Emerging Markets USD Bond ETF. As of June 30, 2024, SSGA LTD managed approximately $471.31 billion in assets. SSGA LTD's principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom. As of June 30, 2024, SSGA Singapore managed approximately $3.89 billion in assets. SSGA Singapore's principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.
A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreements is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2024.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SPDR Series Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due
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to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order. Except with respect to the SPDR Bloomberg 3-12 Month T-Bill ETF, SPDR Bloomberg 1-10 Year TIPS ETF, SPDR Bloomberg Emerging Markets USD Bond ETF, SPDR MarketAxess Investment Grade 400 Corporate Bond ETF, SPDR Portfolio High Yield Bond ETF and SPDR Portfolio Treasury ETF, approval by a Fund's shareholders is required before any authority granted under the exemptive order may be exercised.
Portfolio Managers.
The Adviser and Sub-Advisers manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of each Fund are:
Portfolio Managers	Fund
James Kramer, Joanna Madden and Cynthia Moy
SPDR Bloomberg 1-3 Month T-Bill ETF, SPDR Bloomberg 3-12 Month T-Bill ETF, SPDR Bloomberg 1-10 Year TIPS ETF, SPDR Portfolio TIPS ETF,
SPDR Portfolio Intermediate Term Treasury ETF, SPDR Portfolio Long Term Treasury ETF, SPDR Portfolio Short Term Treasury ETF, SPDR
Portfolio Treasury ETF

Jennifer Taylor, Robert Golcher and Kheng Siang Ng	SPDR Bloomberg Emerging Markets USD Bond ETF
David Marchetti, Frank Miethe and Christopher DiStefano	SPDR Bloomberg Investment Grade Floating Rate ETF, SPDR Portfolio Intermediate Term Corporate Bond ETF, SPDR Portfolio Long Term Corporate Bond ETF, SPDR Portfolio Short Term Corporate Bond ETF
Michael Brunell, Frank Miethe and Christopher DiStefano	SPDR Portfolio Corporate Bond ETF, SPDR Bloomberg Convertible Securities ETF
Marc DiCosimo, Michael Przygoda and Read Burns	SPDR Portfolio Aggregate Bond ETF, SPDR Portfolio Mortgage Backed Bond ETF
Timothy Ryan and Joel Levy	Municipal Bond ETFs
Bradley Sullivan, Kyle Kelly and Ryan Mensching	SPDR Bloomberg High Yield Bond ETF, SPDR Bloomberg Short Term High Yield Bond ETF, SPDR Portfolio High Yield Bond ETF
David Marchetti, Frank Miethe and Bradley Sullivan	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF
Michael Brunell, CFA, is a Vice President of SSGA and the Adviser and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of SSGA's U.S. high yield and convertible ETF products. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at SSGA. Previous to that he had been a member of the Mutual Fund Custody division of State Street where he was focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint Michael's College and a Master of Science in Finance from the Carroll School of Management at Boston College. Additionally, he earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Read Burns is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the group from the Global Portfolio Content & Analytics Team where he served as a specialist covering North American Fixed Income. Prior to joining SSGA in 2012, Mr. Burns spent the last 14 years of his career working as an institutional fixed income salesperson. The majority of this time was spent working at Lehman Brothers, but also included time at Broadpoint Gleacher and most recently UBS. Before working in sales, Mr. Burns began his career in 1995 working in fixed income operations for Lehman Brothers. Mr. Burns received a Bachelor of Arts in Economics from Bates College.
Marc DiCosimo, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group within the Fixed Income, Cash and Currency Team. Prior to joining SSGA in 2013, Mr. DiCosimo worked at Wellington Management as a fixed income portfolio analyst on the Mortgage Backed Securities Team. Mr. DiCosimo has twenty years of fixed income experience working at Loomis Sayles and Saxon Mortgage Capital. Mr. DiCosimo graduated from the University of Richmond with a degree in Accounting. He is a Chartered Financial Analyst (CFA) and is a member of the CFA Institute and CFA Society Boston, Inc. He is a co-chair of the Mortgage Securitization Council of the Association of Institutional Investors.
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Christopher DiStefano is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group within the Fixed Income, Cash and Currency Team. He is responsible for managing several funds and ETFs within the convertible bond, investment grade credit, and smart beta sectors and strategies. Prior to his current role, Mr. DiStefano was a member of the Global Graduate Rotational Program at SSGA, a two year cross-functional program engineered to provide candidates with a diverse skill set and a broad perspective. Before joining SSGA in 2010, Mr. DiStefano worked as an engineer within the real estate development and transportation industries. Mr. DiStefano holds a Master of Business Administration from the Carroll School of Management at Boston College, and a Master of Science and Bachelor of Science in Civil Engineering from the University of Illinois and Union College, respectively.
Robert Golcher is a Vice President and a Senior Portfolio Manager on the Emerging Markets Debt Team within the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013 after eleven years at the Bank of England, where he worked in a variety of roles associated with the management of the UK's Foreign Exchange Reserves. Initially at SSGA LTD, he managed portfolios in the Rates and Aggregate space prior to moving on to manage Emerging Markets Debt in 2016. Mr. Golcher holds a Bachelor of Science in Economics from the University of Nottingham and the Investment Management Certificate (IMC).
Kyle Kelly, CFA, FRM, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group where he manages high yield and investment grade credit ETFs and separate accounts. Prior to joining the portfolio management team, he worked as an investment risk management analyst focused on SSGA's fixed income and multi-asset class products. Mr. Kelly graduated from Boston College with a Bachelor of Arts in Communication and Economics. He earned the Chartered Financial Analyst (CFA) designation and the Financial Risk Manager (FRM) designation. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Global Association of Risk Professionals.
James Kramer is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group within the Global Fixed Income, Cash and Currency Team. In his current role, he is responsible for managing global treasuries, inflation and aggregate bond portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining the Global Fixed Income, Cash and Currency Team, Mr. Kramer was the Head of North America Fixed Income Trading. He was responsible for a team of traders that execute all cash bonds and derivative instruments for the Active and Passive Fixed Income Groups. Prior to heading the trading desk, Mr. Kramer was a senior portfolio manager in the Interest Rate Strategies Group at SSGA. His primary responsibilities included the portfolio management of active government and inflation linked strategies. Other responsibilities included directing U.S. interest rate strategies globally for SSGA. Mr. Kramer has a Bachelor of Arts in Economics from Fitchburg State College. He started his career at State Street Bank and Trust Company and has been working in the investment industry since 1993.
Joel H. Levy is a Managing Director and a member of Nuveen's municipal investment team. Prior to the TIAA – Nuveen merger, Mr. Levy lead TIAA's legacy municipal research and municipal investment strategies. Mr. Levy joined TIAA in 2011 after working for Bank of America's credit, product and pricing group. He has extensive experience in government and is the former Assistant City Treasurer and municipal debt manager for the City of Charlotte, North Carolina. He began his municipal finance career working for U.S. Congressman Michael Forbes and subsequently held analyst positions with the Albany County Comptroller's Office and the New York Association of Homes and Services for the Aging (NYAHSA). Mr. Levy graduated with a B.A. and an M.A. in Economics from The State University of New York – Albany, an M.B.A. from Wake Forest University and a J.D. from the Charlotte School of Law. He has also earned a post-graduate certificate in Corporate Treasury Management from Duke University and has nearly completed a second law degree (LLM) from Georgetown University in Securities and Financial Regulation. He is a former board member for the Southern Municipal Finance Society (SMFS) and a licensed attorney in the State of North Carolina.
Joanna Madden is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group since 2013. Previously, Ms. Madden was a portfolio manager in the U.S. Cash Management Group responsible for short-term liquidity investments across all the cash and securities lending portfolios managed in Boston. She joined the Boston group in April 2010 after working as a portfolio manager with the London Cash Management Group. Prior to her portfolio management role, she was a product analyst for the London Cash
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Management Group where she provided analytical and business support. Before joining SSGA in London, Ms. Madden worked as an operations specialist supporting the Boston Cash Management Group. Ms. Madden received a Bachelor of Science in Political Science from Loyola University of Chicago, Illinois.
David Marchetti, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. Mr. Marchetti is responsible for managing several investment grade credit funds, specifically managing short-term and intermediate credit funds. Also, he oversees the ETF basket creation/redemption process across multiple fixed income ETFs. Prior to joining the Fixed Income Beta Solutions Group in 2017, Mr. Marchetti worked as a portfolio administrator in the Fixed Income Operations team. There he was responsible for high-yield analytic reporting, daily allocation of fund of funds, and the operational side of ETF baskets. Mr. Marchetti started his career at State Street Bank and has been working in the investment industry since 2009. Mr. Marchetti holds a Bachelor of Science in Business Administration with a concentration in Finance from Boston University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Ryan Mensching, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. In this role, he manages high yield and leveraged loan ETFs and separate accounts. Prior to joining SSGA in 2024, Mr. Mensching was the U.S. Portfolio Manager of the broadly syndicated loan group for State Street Bank. Before joining the U.S. Leveraged Loan portfolio team in 2016, Mr. Mensching was a credit analyst on State Street's Structured Product team. Mr. Mensching started his career with State Street in 2006, having spent six years on the Asset-Liability Management and Capital Management teams that were responsible for managing State Street's balance sheet. Mr. Mensching received a Bachelor of Science in Finance from Fairfield University. He has earned the Chartered Financial Analyst (CFA) designation.
Frank Miethe, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. Mr. Miethe joined SSGA in 2010 and has been part of the portfolio management team since 2013. He is currently responsible for managing several funds and ETFs within the investment grade credit sector. Prior to his role at SSGA, Mr. Miethe worked at State Street Corporation as a fund accountant and a client operations associate. He received his Bachelor's degree from Western New England University and a Master of Business Administration from Suffolk University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Cynthia Moy is a Principal of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. As part of the portfolio management team, she is responsible for managing government bond strategies. Previously, Ms. Moy was an analyst in the Government Solutions Team, where she was responsible for credit surveillance of housing finance agency bonds. Ms. Moy's prior roles at State Street also include work as an analyst in the Stable Value Team, the Global Structured Products Group, as well as the Mutual Funds Division. Ms. Moy holds a Bachelor of Arts in Quantitative Economics from Tufts University.
Kheng Siang Ng, CFA, is a Vice President, the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore, and the Head of SSGA Singapore. He joined SSGA Singapore in 2005. Mr. Ng leads the portfolio management team in APAC, manages both hard currency and local currency emerging market bond mandates in Singapore, works to develop new fixed income solutions for clients and helps grow overall fixed income business in the region. Prior to joining SSGA, Mr. Ng was a portfolio manager at ABN AMRO Asset Management in Singapore managing active global rates portfolios and Asian currencies. Before that, he worked at Bank Negara Malaysia in Kuala Lumpur as a portfolio manager managing global bonds and portfolios of foreign exchange reserves, and served as Head of the Financial Markets Analysis section. Mr. Ng holds First Class Honours in B.Sc (Economics) Accounting and Finance from the London School of Economics and Political Science. He has earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations, and is a member of CFA Society of Malaysia, CFA Society of Singapore, the CFA Institute and the Chartered Alternative Investment Analyst Association.
Michael Przygoda, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Prior to joining the Fixed Income Beta Solutions Group in 2012, Mr. Przygoda worked as an MBS Trader and a portfolio analyst in the Government Solutions Team and previously managed the Active Fixed Income Operations Team. Mr. Przygoda received his Bachelor of Arts in Finance from Stonehill College and his Master of Science in Finance from Suffolk University. Mr. Przygoda has earned the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and CFA Society Boston, Inc.
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Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010. Prior to joining Nuveen Asset Management, Mr. Ryan was a principal of SSGA FM and a Vice President of SSGA and responsible for managing the series of the Trust that invest primarily in municipal securities. Prior to joining SSGA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. His clients included nuclear decommissioning trusts, insurance portfolios and corporate cash. Mr. Ryan began working at Deutsche Bank in 1991 as a municipal bond analyst covering high yield, transportation, higher education, general obligation, and money market sectors. He joined Deutsche Bank with 8 years of experience as vice president and investment banker at Mesirow Financial and vice president and financial consultant at Speer Financial. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.
Bradley Sullivan, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group within the Global Fixed Income, Cash and Currency Team where he manages corporate credit beta portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining SSGA, Mr. Sullivan was a senior research analyst at State Street Bank and Trust where he covered the healthcare, pharmaceutical, chemicals, retail and power/utilities sectors for the corporate credit and leveraged loan portfolios. Mr. Sullivan joined State Street in 2013 to launch a multibillion dollar leveraged loan fund within the corporate credit team which managed more than $9 billion in committed proprietary capital. Prior to joining State Street, Mr. Sullivan was the assistant portfolio manager in the Leveraged Finance Group for MetLife Investments. The team managed more than $12 billion across leveraged loan and high yield credit portfolios on a total return mandate. Mr. Sullivan joined MetLife Investments in 2007 as a credit research analyst covering the corporate healthcare, technology, and beverage sectors within the Global Fixed Income Research Group. In 2003, Mr. Sullivan received his formal credit training in the Brown Brothers Harriman Banking Analyst Program in Boston on the Medical Technology Team. Mr. Sullivan earned his Bachelor of Science in Accounting and Finance from Tulane University and a Master of Business Administration from the Colgate Darden Graduate School of Business at the University of Virginia. Mr. Sullivan has earned the Chartered Financial Analyst (CFA) designation.
Jennifer Taylor is the Head of Emerging Market Debt and a Senior Portfolio Manager in the Global Fixed Income Beta Solutions Group at SSGA LTD. She manages both hard currency and local currency emerging market funds and is responsible for driving growth across the Emerging Market Debt (EMD) universe. She joined SSGA LTD in June 2022. Prior to joining SSGA LTD, Ms. Taylor spent eight years at Janus Henderson Investors in London, where she built and subsequently managed the EMD business, with a focus on hard currency mandates. She joined Janus Henderson Investors from Thames River Capital, where she led the research effort for credit strategies in developed and emerging markets for both performing and non-performing credit. Previously, she also held senior analyst roles in European credit and distressed debt for several hedge funds. She started off her career at JP Morgan in New York. Ms. Taylor holds a Bachelor's degree in Accounting and Finance from Boston College. She is also a designated holder of the Certificate in ESG Investing from the CFA Institute.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
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Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
The Index Providers are not affiliated with the Trust, the Adviser, Sub-Advisers, the Funds' Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indices. The Adviser is sub-licensing rights to the Indices to the respective Funds at no charge.
“Bloomberg®” and the Bloomberg 1-3 Month U.S. Treasury Bill Index, Bloomberg 3-12 Month U.S. Treasury Bill Index, Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index, Bloomberg U.S. Convertible Liquid Bond Index, Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index, Bloomberg High Yield Very Liquid Index, Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index, Bloomberg  US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index, Bloomberg Municipal Yield Index, Bloomberg Municipal Managed Money 1-25 Years Index, Bloomberg Managed Money Municipal Short Term Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg US Corporate Bond Index, Bloomberg U.S. Intermediate Corporate Bond Index, Bloomberg 3-10 Year U.S. Treasury Index, Bloomberg U.S. Long Term Corporate Bond Index, Bloomberg Long U.S. Treasury Index, Bloomberg U.S. MBS Index, Bloomberg U.S. 1-3 Year Corporate Bond Index, Bloomberg 1-3 Year U.S. Treasury Index, Bloomberg U.S. Treasury Index and Bloomberg U.S. Government Inflation-Linked Bond Index (collectively, the “Bloomberg Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Bloomberg Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Licensee.
The SPDR Bloomberg 1-3 Month T-Bill ETF, SPDR Bloomberg 3-12 Month T-Bill ETF, SPDR Bloomberg 1-10 Year TIPS ETF, SPDR Bloomberg Convertible Securities ETF, SPDR Bloomberg Emerging Markets USD Bond ETF, SPDR Bloomberg High Yield Bond ETF, SPDR Bloomberg Investment Grade Floating Rate ETF, SPDR Bloomberg Short Term High Yield Bond ETF, SPDR Nuveen Bloomberg High Yield Municipal Bond ETF, SPDR Nuveen Bloomberg Municipal Bond ETF, SPDR Nuveen Bloomberg Short Term Municipal Bond ETF, SPDR Portfolio Aggregate Bond ETF, SPDR Portfolio Corporate Bond ETF, SPDR Portfolio Intermediate Term Corporate Bond ETF, SPDR Portfolio Intermediate Term Treasury ETF, SPDR Portfolio Long Term Corporate Bond ETF, SPDR Portfolio Long Term Treasury ETF, SPDR Portfolio Mortgage Backed Bond ETF, SPDR Portfolio Short Term Corporate Bond ETF, SPDR Portfolio Short Term Treasury ETF, SPDR Portfolio TIPS ETF, and SPDR Portfolio Treasury ETF (collectively, the “Products”) are not sponsored, endorsed, sold or marketed by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly. The only relationship of Bloomberg to the Licensee in respect of the Bloomberg Indices is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which are determined, composed and calculated by BISL without regard to the Licensee or the Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Products' customers, in connection with the administration, marketing or trading of the Products.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG
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DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCTS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
ICE BofA US HIGH YIELD INDEX DISCLAIMER
ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”) and may not be used without BofA's prior written approval. These trademarks have been licensed, along with the ICE BofA US High Yield Index (“Index”) for use by State Street Global Advisors Trust Company (“SSGA”) in connection with SPDR Portfolio High Yield Bond ETF (the “Product”). Neither SSGA nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly or the ability of the Index to track general stock market performance. ICE Data's only relationship to SSGA is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to SSGA or the Product or its holders. ICE Data has no obligation to take the needs of SSGA or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
MarketAxess U.S. Investment Grade 400 Corporate Bond Index. The MarketAxess U.S. Investment Grade 400 Corporate Bond Index (“the MarketAxess Index”) is the exclusive property of MarketAxess Technologies Inc. (“MarketAxess”). MarketAxess and the MarketAxess Index name are service marks of MarketAxess or its affiliates and have been licensed for use for certain purposes by State Street Global Advisors Trust Company. The financial securities referred to herein are not sponsored, endorsed, or promoted by MarketAxess, and MarketAxess bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MarketAxess trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MarketAxess to determine whether MarketAxess's permission is required. Under no circumstances may any person or entity claim any affiliation with MarketAxess without the prior written permission of MarketAxess. The MarketAxess trademark is a registered trademark of MarketAxess Holdings Inc. used under license.
THIS FINANCIAL PRODUCT IS NOT SPONSORED, ENDORSED, MANAGED, SOLD OR PROMOTED BY MARKETAXESS, ANY AFFILIATE OF MARKETAXESS OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MARKETAXESS INDEX. THE MARKETAXESS INDEX IS THE EXCLUSIVE PROPERTY OF MARKETAXESS. MARKETAXESS AND THE MARKETAXESS INDEX NAME ARE SERVICE
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MARK(S) OF MARKETAXESS OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY STATE STREET GLOBAL ADVISORS TRUST COMPANY. NEITHER MARKETAXESS NOR ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FINANCIAL PRODUCT OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FINANCIAL SECURITIES GENERALLY OR IN THIS FINANCIAL PRODUCT PARTICULARLY. MARKETAXESS AND/OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MARKETAXESS INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MARKETAXESS WITHOUT REGARD TO THIS FINANCIAL PRODUCT OR THE ISSUER OR OWNER OF THIS FINANCIAL PRODUCT. NEITHER MARKETAXESS, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FINANCIAL PRODUCT INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MARKETAXESS INDEX. NEITHER MARKETAXESS, ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FINANCIAL PRODUCT TO BE ISSUED. NEITHER MARKETAXESS, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX HAS ANY OBLIGATION OR LIABILITY TO THE OWNER OF THIS FINANCIAL PRODUCT IN CONNECTION WITH THE ADMINISTRATION, MANAGEMENT, MARKETING OR OFFERING OF THIS FINANCIAL PRODUCT. IN LICENSING THE MARKETAXESS INDEX, MARKETAXESS IS NOT ACTING AS AN INVESTMENT ADVISER OR BROKER-DEALER. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY MARKETAXESS TO BUY, SELL, OR HOLD SUCH SECURITY, NOR SHOULD IT BE CONSIDERED INVESTMENT ADVICE. MARKETAXESS HAS NOT PREPARED, APPROVED AND/OR CERTIFIED ANY PORTION OF, NOR DOES MARKETAXESS HAVE ANY CONTROL OVER, ANY REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS PREPARED IN CONNECTION WITH OFFERING OF THIS FINANCIAL PRODUCT.
NEITHER MARKETAXESS NOR ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CUSTOMER, CUSTOMER'S OWN CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FINANCIAL SECURITIES, OWNERS OF THE FINANCIAL SECURITIES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE MARKETAXESS INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MARKETAXESS, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE MARKETAXESS INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NEITHER MARKETAXESS NOR ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND MARKETAXESS, ITS AFFILIATES AND ANY AND ALL OTHER PARTIES INVOLVED IN, OR RELATED TO MAKING OR COMPILING THE MARKETAXESS INDEX HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MARKETAXESS INDEX AND ANY AND ALL DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETAXESS NOR ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MARKETAXESS INDEX HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, INDIRECT, OR CONSEQUENTIAL LOSSES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) OR DAMAGES OF WHATEVER NATURE EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
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WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated for each Fund other than the SPDR Bloomberg 1-3 Month T-Bill ETF once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, the Fund's net asset value is calculated twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the calculated net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
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Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn interest from debt securities and, if participating, securities lending income. In addition, the SPDR Bloomberg Convertible Securities ETF may earn dividend income from preferred securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes On Distributions (Municipal Bond ETFs only). Dividends paid by a Municipal Bond ETF that are reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from regular U.S. federal income tax. Dividends paid by a Municipal Bond ETF will be exempt from regular federal income tax to the extent of such Fund's net tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds the interest on which is excluded from gross income for federal income tax purposes and each Municipal Bond ETF reports such dividends as exempt-interest dividends.
Because a Municipal Bond ETF may invest in “private activity bonds” (within the meaning of Section 141 of the Code), the interest on which is not exempt from U.S. federal income tax for persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Municipal Bond ETFs may not be an appropriate investment for shareholders who are considered either a “substantial user” or “related person” within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity
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bonds under the Code is included as an item of tax preference in determining the amount of a noncorporate taxpayer's alternative minimum taxable income. To the extent a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, may be taxable to those noncorporate shareholders subject to the alternative minimum tax regime. Each Municipal Bond ETF will annually supply shareholders with a report indicating the percentage of its income attributable to private activity bonds and therefore required to be included in calculating the federal alternative minimum tax applicable to noncorporate taxpayers.
Exempt-interest dividends from a Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Municipal Bond ETF may affect the taxation of your benefits.
Exempt-interest dividends attributable to interest on municipal securities issued by a state or its political subdivisions may be exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.
All Funds. In general, your distributions (other than exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends (other than exempt-interest dividends) and short-term capital gains distributions you receive from the Funds will generally be taxed as ordinary income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Although the Municipal Bond ETFs do not seek to realize taxable income or capital gains, they may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. SPDR Bloomberg Convertible Securities ETF may hold common stock or preferred securities. Thus, SPDR Bloomberg Convertible Securities ETF may report a portion of its distributions as qualified dividend income. Since the other Funds primarily hold investments that do not pay dividends, it is not expected that a substantial portion of the dividends paid by those other Funds will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares) but does not include exempt-interest dividends paid by Municipal Bond ETFs. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
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Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions (but not exempt-interest dividends paid by Municipal Bond ETFs), and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, capital gain distributions and any qualified dividend income shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. A Fund's share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because any income required to be recognized as a result of the OID and/or market discount rules (discussed below) may not be matched by a corresponding cash payment, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level.
Inflation-Indexed Bonds. Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount (For Securities Other Than Municipal Securities). Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Market Discount (Municipal Securities). If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by a Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
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Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust
177

does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.
178

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance  for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the Form N-CSR, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
179

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg 1-3 Month T-Bill ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$91.80	$91.46	$91.47	$91.53	$91.60
Income (loss) from investment operations:
Net investment income (loss) (a)	4.80	3.40	0.09	(0.06)	0.88
Net realized and unrealized gain (loss) (b)	(0.04)	(0.19)	(0.07)	0.00(c )	0.32
Total from investment operations	4.76	3.21	0.02	(0.06)	1.20
Other capital (a)	—	—	—	0.00(c )	—
Distributions to shareholders from:
Net investment income	(4.77)	(2.87)	(0.03)	(0.00)(c)	(1.27)
Net asset value, end of period	$91.79	$91.80	$91.46	$91.47	$91.53
Total return (d)	5.33%	3.56%	0.03%	(0.06)%	1.32%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$32,516,469	$28,177,207	$21,058,866	$11,950,062	$16,109,124
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)	5.24%	3.71%	0.09%	(0.07)%	0.96%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

180

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg 3-12 Month T-Bill ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	For the Period 9/23/20*- 6/30/21
Net asset value, beginning of period	$99.42	$99.74	$100.05	$100.07
Income (loss) from investment operations:
Net investment income (loss) (a)	5.17	4.55	0.56	(0.04)
Net realized and unrealized gain (loss) (b)	(0.07)	(1.91)	(0.71)	0.02
Total from investment operations	5.10	2.64	(0.15)	(0.02)
Net equalization credits and charges (a)	0.01	0.50	(0.09)	0.00(c )
Distributions to shareholders from:
Net investment income	(5.15)	(3.46)	(0.07)	—
Net asset value, end of period	$99.38	$99.42	$99.74	$100.05
Total return (d)	5.28%	3.22%	(0.24)%	(0.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,837,387	$2,341,373	$59,842	$10,005
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.14%(e)
Net investment income (loss)	5.21%	4.58%	0.56%	(0.05)%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
181

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg 1-10 Year TIPS ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$18.44	$19.46	$21.12	$20.30	$19.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.65	0.77	1.28	0.72	0.12
Net realized and unrealized gain (loss) (b)	0.11	(0.96)	(1.62)	0.70	0.99
Total from investment operations	0.76	(0.19)	(0.34)	1.42	1.11
Net equalization credits and charges (a)	(0.00)(c)	0.02	(0.09)	(0.13)	(0.01)
Other capital (a)	0.00(c )	(0.00)(c)	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(0.73)	(0.85)	(1.23)	(0.47)	(0.27)
Return of capital	—	—	—	—	(0.12)
Total distributions	(0.73)	(0.85)	(1.23)	(0.47)	(0.39)
Net asset value, end of period	$18.47	$18.44	$19.46	$21.12	$20.30
Total return (d)	4.27%	(0.95)%	(2.21)%	6.42%	5.74%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,378,198	$1,359,374	$1,453,839	$779,454	$389,784
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	3.51%	4.08%	6.17%	3.45%	0.61%
Portfolio turnover rate (e)	22%	15%	15%	15%	17%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
182

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg Convertible Securities ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$70.03	$64.58	$86.87	$60.23	$52.93
Income (loss) from investment operations:
Net investment income (loss) (a)	(1.27)	(1.62)	(1.97)	(0.73)	0.34
Net realized and unrealized gain (loss) (b)	4.87	8.54	(18.65)	29.30	8.56
Total from investment operations	3.60	6.92	(20.62)	28.57	8.90
Net equalization credits and charges (a)	0.06	0.01	(0.01)	(0.03)	0.12
Contribution from affiliate (Note 5)	0.00(c )	—	—	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.44)	(1.48)	(1.66)	(1.90)	(1.72)
Net asset value, end of period	$72.25	$70.03	$64.58	$86.87	$60.23
Total return (d)	5.32%(e)	10.83%	(24.12)%	47.75%	17.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,424,580	$4,404,745	$3,739,114	$6,628,386	$4,644,076
Ratios to average net assets:
Total expenses	0.40%	0.41%	0.40%	0.40%	0.40%
Net investment income (loss)	(1.81)%	(2.42)%	(2.44)%	(0.93)%	0.62%
Portfolio turnover rate (f)	30%	7%	13%	30%	41%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2024, the total return would have remained 5.32%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
183

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg Emerging Markets USD Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	For the Period 4/7/21*- 6/30/21
Net asset value, beginning of period	$23.62	$23.17	$30.71	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.35	1.21	1.18	0.27
Net realized and unrealized gain (loss) (b)	0.19	0.38	(7.52)	0.60
Total from investment operations	1.54	1.59	(6.34)	0.87
Net equalization credits and charges (a)	0.00(c )	0.02	0.00(c )	0.01
Other capital (a)	0.00(c )	0.03	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.32)	(1.19)	(1.20)	(0.17)
Net asset value, end of period	$23.84	$23.62	$23.17	$30.71
Total return (d)	6.72%	7.34%	(21.31)%	2.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$307,524	$203,169	$150,582	$181,186
Ratios to average net assets:
Total expenses	0.23%	0.24%	0.23%	0.23%(e)
Net investment income (loss)	5.73%	5.20%	4.18%	3.81%(e)
Portfolio turnover rate (f)	31%	7%	10%	17%

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
184

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg High Yield Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$91.81	$90.51	$109.83	$101.03	$108.73
Income (loss) from investment operations:
Net investment income (loss) (a)	6.18	5.86	4.20	4.56	5.40
Net realized and unrealized gain (loss) (b)	2.64	1.28	(18.85)	9.36	(7.31)
Total from investment operations	8.82	7.14	(14.65)	13.92	(1.91)
Net equalization credits and charges (a)	0.02	0.05	0.02	(0.04)	0.00(c )
Contribution from affiliate (Note 5)	—	0.00(c )	0.00(c )	—	—
Other capital (a)	0.01	0.01	0.01	0.04	0.04
Distributions to shareholders from:
Net investment income	(6.22)	(5.90)	(4.70)	(5.12)	(5.83)
Net asset value, end of period	$94.44	$91.81	$90.51	$109.83	$101.03
Total return (d)	9.97%	8.18%(e)	(13.82)%(f)	13.99%	(1.81)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,411,964	$8,710,807	$6,143,001	$9,738,733	$10,555,187
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	6.65%	6.39%	3.99%	4.26%	5.13%
Portfolio turnover rate (g)	33%	28%	35%	48%	50%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 8.18%.
(f)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (13.82)%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
185

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg Investment Grade Floating Rate ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$30.64	$30.28	$30.64	$30.47	$30.72
Income (loss) from investment operations:
Net investment income (loss) (a)	1.81	1.29	0.15	0.16	0.68
Net realized and unrealized gain (loss) (b)	0.18	0.29	(0.37)	0.19	(0.21)
Total from investment operations	1.99	1.58	(0.22)	0.35	0.47
Net equalization credits and charges (a)	0.00(c )	(0.01)	0.00(c )	0.00(c )	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.80)	(1.21)	(0.14)	(0.18)	(0.71)
Net asset value, end of period	$30.83	$30.64	$30.28	$30.64	$30.47
Total return (d)	6.68%	5.29%	(0.73)%	1.14%	1.52%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,496,840	$2,466,692	$3,233,853	$2,478,487	$2,657,416
Ratios to average net assets:
Total expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss)	5.90%	4.25%	0.50%	0.52%	2.23%
Portfolio turnover rate (e)	40%	28%	41%	41%	27%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
186

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Bloomberg Short Term High Yield Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$24.64	$24.10	$27.53	$25.16	$27.21
Income (loss) from investment operations:
Net investment income (loss) (a)	1.88	1.65	1.01	1.14	1.37
Net realized and unrealized gain (loss) (b)	0.32	0.55	(3.26)	2.53	(1.93)
Total from investment operations	2.20	2.20	(2.25)	3.67	(0.56)
Net equalization credits and charges (a)	0.00(c )	(0.01)	(0.00)(c)	(0.01)	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.01	0.00(c )
Distributions to shareholders from:
Net investment income	(1.86)	(1.65)	(1.18)	(1.30)	(1.48)
Net asset value, end of period	$24.98	$24.64	$24.10	$27.53	$25.16
Total return (d)	9.28%	9.37%	(8.54)%	14.79%	(2.10)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,663,419	$3,757,362	$3,407,064	$5,057,540	$3,037,341
Ratios to average net assets:
Total expenses	0.40%	0.41%	0.40%	0.40%	0.40%
Net investment income (loss)	7.58%	6.72%	3.79%	4.26%	5.27%
Portfolio turnover rate (e)	54%	65%	59%	74%	90%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
187

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	For the Period 5/12/22*- 6/30/22
Net asset value, beginning of period	$95.36	$98.54	$100.60
Income (loss) from investment operations:
Net investment income (loss) (a)	5.00	4.52	0.93
Net realized and unrealized gain (loss) (b)	(0.79)	(2.04)	(2.78)
Total from investment operations	4.21	2.48	(1.85)
Net equalization credits and charges (a)	(0.30)	(0.18)	0.00(c )
Distributions to shareholders from:
Net investment income	(4.92)	(5.48)	(0.21)
Net asset value, end of period	$94.35	$95.36	$98.54
Total return (d)	4.25%	2.47%	(1.84)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$56,610	$28,609	$103,464
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.09%(e)
Net expenses	0.07%	0.08%	0.07%(e)
Net investment income (loss)	5.32%	4.70%	4.18%(e)
Portfolio turnover rate (f)	73%	89%	37%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
188

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23(a)	Year Ended 6/30/22(a)	Year Ended 6/30/21(a)	Year Ended 6/30/20(a)
Net asset value, beginning of period	$25.04	$25.66	$30.34	$28.15	$29.22
Income (loss) from investment operations:
Net investment income (loss) (b)	1.10	1.00	0.93	1.02	1.12
Net realized and unrealized gain (loss) (c)	0.52	(0.15)	(4.72)	2.17	(1.09)
Total from investment operations	1.62	0.85	(3.79)	3.19	0.03
Net equalization credits and charges (b)	0.01	0.01	0.01	0.02	0.02
Contribution from affiliate (Note 5)	—	0.00(d )	—	—	—
Other capital (b)	0.04	0.04	0.01	0.01	0.00(d )
Distributions to shareholders from:
Net investment income	(1.06)	(1.52)	(0.91)	(1.03)	(1.12)
Net asset value, end of period	$25.65	$25.04	$25.66	$30.34	$28.15
Total return (e)	6.88%	1.45%(f)	(12.76)%	11.70%	0.08%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,682,628	$1,968,255	$1,668,033	$1,796,065	$1,198,908
Ratios to average net assets:
Total expenses	0.35%	0.36%	0.35%	0.35%	0.35%
Net investment income (loss)	4.40%	3.99%	3.20%	3.49%	3.87%
Portfolio turnover rate (g)	7%	9%	12%	14%	19%

(a)
Effective on January 12, 2023, the SPDR Nuveen Bloomberg High Yield Municipal Bond ETF underwent a 2-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split. (Note 13)

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 1.45%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
189

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Nuveen Bloomberg Municipal Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$46.15	$45.90	$52.09	$51.76	$50.24
Income (loss) from investment operations:
Net investment income (loss) (a)	1.28	0.99	0.83	0.96	1.06
Net realized and unrealized gain (loss) (b)	(0.30)	0.20	(6.19)	0.33	1.51
Total from investment operations	0.98	1.19	(5.36)	1.29	2.57
Net equalization credits and charges (a)	0.00(c )	0.00(c )	(0.00)(c)	0.00(c )	0.01
Other capital (a)	0.01	0.02	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.25)	(0.96)	(0.83)	(0.96)	(1.06)
Net asset value, end of period	$45.89	$46.15	$45.90	$52.09	$51.76
Total return (d)	2.19%	2.68%	(10.42)%	2.64%	5.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,531,268	$3,823,823	$3,486,008	$3,732,082	$3,361,883
Ratios to average net assets:
Total expenses	0.23%	0.24%	0.23%	0.28%	0.30%
Net expenses	0.23%	0.24%	0.23%	0.23%	0.23%
Net investment income (loss)	2.80%	2.15%	1.66%	1.84%	2.08%
Portfolio turnover rate (e)	24%	17%	3%	9%	15%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
190

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Nuveen Bloomberg Short Term Municipal Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$47.00	$47.23	$49.52	$49.82	$48.93
Income (loss) from investment operations:
Net investment income (loss) (a)	0.73	0.41	0.31	0.48	0.66
Net realized and unrealized gain (loss) (b)	0.19	(0.24)	(2.23)	(0.25)	0.90
Total from investment operations	0.92	0.17	(1.92)	0.23	1.56
Net equalization credits and charges (a)	(0.00)(c)	(0.00)(c)	0.00(c )	0.00(c )	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(0.70)	(0.40)	(0.32)	(0.49)	(0.67)
Net realized gains	—	—	(0.05)	(0.04)	—
Total distributions	(0.70)	(0.40)	(0.37)	(0.53)	(0.67)
Net asset value, end of period	$47.22	$47.00	$47.23	$49.52	$49.82
Total return (d)	1.97%	0.35%	(3.91)%	0.47%	3.21%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,784,937	$4,138,215	$4,852,722	$4,815,522	$4,012,868
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.55%	0.87%	0.64%	0.96%	1.34%
Portfolio turnover rate (e)	40%	18%	19%	20%	23%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
191

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Aggregate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$25.35	$26.35	$30.00	$30.79	$29.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.93	0.74	0.55	0.58	0.76
Net realized and unrealized gain (loss) (b)	(0.29)	(1.01)	(3.59)	(0.69)	1.67
Total from investment operations	0.64	(0.27)	(3.04)	(0.11)	2.43
Net equalization credits and charges (a)	0.01	0.00(c )	0.00(c )	0.01	0.01
Contribution from affiliate	—	0.00(c )	—	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.01
Distributions to shareholders from:
Net investment income	(0.92)	(0.73)	(0.61)	(0.69)	(0.82)
Net asset value, end of period	$25.08	$25.35	$26.35	$30.00	$30.79
Total return (d)	2.62%	(1.01)%(e)	(10.30)%	(0.33)%	8.53%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,846,101	$6,674,136	$6,271,346	$6,158,989	$5,153,746
Ratios to average net assets:
Total expenses	0.03%	0.04%	0.03%	0.04%	0.04%
Net expenses	0.03%	0.03%	0.03%	0.03%	0.04%
Net investment income (loss)	3.73%	2.90%	1.90%	1.90%	2.56%
Portfolio turnover rate (f)	13%(g)	12%(g)	18%(g)	24%(g)	101%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution to the fund during the fiscal year ended June 30, 2023, the total return would have remained (1.01)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.
(g)
The portfolio turnover calculated for the year ended 06/30/24, 6/30/23, 6/30/22 and 6/30/21 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 56%, 68%, 104% and 103%, respectively.

192

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Corporate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$28.80	$29.54	$35.37	$35.10	$33.02
Income (loss) from investment operations:
Net investment income (loss) (a)	1.49	1.26	0.84	0.87	1.09
Net realized and unrealized gain (loss) (b)	(0.17)	(0.83)	(5.75)	0.32	2.08
Total from investment operations	1.32	0.43	(4.91)	1.19	3.17
Net equalization credits and charges (a)	0.05	0.03	0.00(c )	0.02	0.03
Contribution from affiliate	—	0.00(c )	0.00(c )	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	—	0.00(c )
Distributions to shareholders from:
Net investment income	(1.47)	(1.20)	(0.84)	(0.90)	(1.12)
Net realized gains	—	—	(0.08)	(0.04)	—
Total distributions	(1.47)	(1.20)	(0.92)	(0.94)	(1.12)
Net asset value, end of period	$28.70	$28.80	$29.54	$35.37	$35.10
Total return (d)	4.88%	1.66%(e)	(14.17)%(f)	3.49%	9.89%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,463,489	$714,311	$341,187	$348,427	$194,813
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.06%	0.06%
Net investment income (loss)	5.21%	4.37%	2.50%	2.47%	3.21%
Portfolio turnover rate (g)	21%	20%	21%	21%	24%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 1.66%.
(f)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (14.17)%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
193

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio High Yield Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$22.78	$22.40	$26.84	$24.38	$26.17
Income (loss) from investment operations:
Net investment income (loss) (a)	1.83	1.57	1.24	1.37	1.53
Net realized and unrealized gain (loss) (b)	0.39	0.37	(4.40)	2.49	(1.74)
Total from investment operations	2.22	1.94	(3.16)	3.86	(0.21)
Net equalization credits and charges (a)	0.06	0.01	0.04	0.05	0.01
Contribution from affiliate	—	—	0.00(c )	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.01
Distributions to shareholders from:
Net investment income	(1.80)	(1.57)	(1.32)	(1.45)	(1.60)
Net asset value, end of period	$23.26	$22.78	$22.40	$26.84	$24.38
Total return (d)	10.47%	8.96%	(12.19)%(e)	16.41%	(0.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,675,488	$1,109,165	$685,361	$408,033	$102,391
Ratios to average net assets:
Total expenses	0.05%	0.10%	0.10%	0.13%	0.15%
Net expenses	0.05%	0.10%	0.10%	0.13%	0.15%
Net investment income (loss)	7.94%	6.91%	4.87%	5.25%	6.06%
Portfolio turnover rate (f)	32%	25%	31%	54%	53%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (12.19)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
194

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Intermediate Term Corporate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$32.08	$32.62	$36.68	$36.45	$34.91
Income (loss) from investment operations:
Net investment income (loss) (a)	1.39	1.07	0.59	0.62	0.96
Net realized and unrealized gain (loss) (b)	0.45	(0.58)	(4.05)	0.28	1.56
Total from investment operations	1.84	0.49	(3.46)	0.90	2.52
Net equalization credits and charges (a)	0.01	0.02	0.00(c )	(0.00)(c)	0.01
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.36)	(1.05)	(0.60)	(0.67)	(0.99)
Net asset value, end of period	$32.57	$32.08	$32.62	$36.68	$36.45
Total return (d)	5.90%	1.63%	(9.54)%	2.47%	7.37%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,356,479	$6,288,303	$5,675,912	$6,682,402	$6,334,747
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.05%	0.07%	0.07%
Net investment income (loss)	4.31%	3.33%	1.68%	1.69%	2.71%
Portfolio turnover rate (e)	30%	26%	28%	26%	35%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
195

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Intermediate Term Treasury ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20(a)
Net asset value, beginning of period	$28.28	$29.46	$32.38	$33.21	$30.91
Income (loss) from investment operations:
Net investment income (loss) (b)	0.99	0.65	0.25	0.13	0.47
Net realized and unrealized gain (loss) (c)	(0.31)	(1.21)	(2.94)	(0.81)	2.31
Total from investment operations	0.68	(0.56)	(2.69)	(0.68)	2.78
Net equalization credits and charges (b)	0.02	(0.01)	0.00(d )	(0.01)	0.03
Other capital (b)	0.00(d )	0.00(d )	0.00(d )	0.00(d )	0.00(d )
Distributions to shareholders from:
Net investment income	(0.97)	(0.61)	(0.23)	(0.14)	(0.51)
Net asset value, end of period	$28.01	$28.28	$29.46	$32.38	$33.21
Total return (e)	2.52%	(1.94)%	(8.34)%	(2.08)%	9.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,801,348	$4,395,081	$3,826,669	$3,069,652	$4,173,902
Ratios to average net assets:
Total expenses	0.03%	0.07%	0.06%	0.06%	0.06%
Net investment income (loss)	3.56%	2.26%	0.81%	0.41%	1.46%
Portfolio turnover rate (f)	19%	19%	22%	24%	22%

(a)	On September 20, 2019, the SPDR Portfolio Intermediate Term Treasury ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
196

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Long Term Corporate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$23.16	$24.05	$31.78	$31.45	$28.73
Income (loss) from investment operations:
Net investment income (loss) (a)	1.13	1.05	0.95	0.96	1.08
Net realized and unrealized gain (loss) (b)	(0.62)	(0.90)	(7.72)	0.31	2.73
Total from investment operations	0.51	0.15	(6.77)	1.27	3.81
Net equalization credits and charges (a)	0.00(c )	(0.00)(c)	(0.01)	0.01	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(1.13)	(1.04)	(0.96)	(0.96)	(1.09)
Net asset value, end of period	$22.54	$23.16	$24.05	$31.78	$31.45
Total return (d)	2.35%	0.73%	(21.79)%	4.18%	13.51%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$794,580	$707,523	$609,615	$999,468	$731,099
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.05%	0.07%	0.07%
Net investment income (loss)	5.04%	4.53%	3.22%	3.02%	3.59%
Portfolio turnover rate (e)	15%	18%	16%	15%	22%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
197

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Long Term Treasury ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$29.88	$33.02	$41.28	$46.93	$38.24
Income (loss) from investment operations:
Net investment income (loss) (a)	1.01	0.88	0.74	0.70	0.89
Net realized and unrealized gain (loss) (b)	(2.71)	(3.16)	(8.30)	(5.67)	8.71
Total from investment operations	(1.70)	(2.28)	(7.56)	(4.97)	9.60
Net equalization credits and charges (a)	0.02	0.00(c )	0.03	0.02	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.00)	(0.86)	(0.73)	(0.70)	(0.90)
Net asset value, end of period	$27.20	$29.88	$33.02	$41.28	$46.93
Total return (d)	(5.60)%	(6.91)%	(18.51)%	(10.61)%	25.37%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,018,815	$7,010,339	$5,854,774	$3,604,056	$2,412,329
Ratios to average net assets:
Total expenses	0.03%	0.07%	0.06%	0.06%	0.06%
Net investment income (loss)	3.70%	2.87%	1.92%	1.62%	2.11%
Portfolio turnover rate (e)	3%	4%	4%	6%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
198

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Mortgage Backed Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$21.85	$22.85	$25.84	$26.74	$26.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.74	0.60	0.34	0.21	0.54
Net realized and unrealized gain (loss) (b)	(0.31)	(0.94)	(2.70)	(0.41)	0.85
Total from investment operations	0.43	(0.34)	(2.36)	(0.20)	1.39
Net equalization credits and charges (a)	0.01	0.00(c )	0.01	0.03	0.06
Contribution from affiliate	—	—	0.00(c )	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.02
Distributions to shareholders from:
Net investment income	(0.74)	(0.66)	(0.64)	(0.73)	(0.82)
Net asset value, end of period	$21.55	$21.85	$22.85	$25.84	$26.74
Total return (d)	2.07%	(1.46)%	(9.25)%(e)	(0.66)%	5.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,181,726	$4,382,477	$3,975,236	$3,903,717	$2,000,022
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.04%	0.05%	0.06%
Net expenses	0.03%	0.04%	0.03%	0.05%	0.04%
Net investment income (loss)	3.44%	2.72%	1.36%	0.81%	2.02%
Portfolio turnover rate (f)	10%(g)	14%(g)	26%(g)	37%(g)	298%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (9.25)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)
The portfolio turnover calculated for the period ended 6/30/24 and years ended 6/30/23, 6/30/22 and 6/30/21 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 120%, 125%, 157% and 222%, respectively.

199

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Short Term Corporate Bond ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$29.39	$29.72	$31.28	$31.31	$30.77
Income (loss) from investment operations:
Net investment income (loss) (a)	1.37	0.90	0.30	0.41	0.76
Net realized and unrealized gain (loss) (b)	0.31	(0.38)	(1.49)	0.03	0.56
Total from investment operations	1.68	0.52	(1.19)	0.44	1.32
Net equalization credits and charges (a)	(0.00)(c)	0.00(c )	(0.00)(c)	0.00(c )	0.01
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.36)	(0.85)	(0.32)	(0.47)	(0.79)
Net realized gains	—	—	(0.05)	—	—
Total distributions	(1.36)	(0.85)	(0.37)	(0.47)	(0.79)
Net asset value, end of period	$29.71	$29.39	$29.72	$31.28	$31.31
Total return (d)	5.82%	1.79%	(3.84)%	1.39%	4.41%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,631,871	$8,024,153	$7,365,332	$7,735,176	$6,663,011
Ratios to average net assets:
Total expenses	0.04%	0.05%	0.05%	0.07%	0.07%
Net investment income (loss)	4.65%	3.04%	0.97%	1.31%	2.45%
Portfolio turnover rate (e)	51%	47%	56%	56%	54%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
200

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio Short Term Treasury ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$28.78	$29.44	$30.63	$30.71	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.19	0.80	0.12	0.07	0.42
Net realized and unrealized gain (loss) (b)	0.10	(0.79)	(1.21)	(0.07)	0.80
Total from investment operations	1.29	0.01	(1.09)	0.00(c )	1.22
Net equalization credits and charges (a)	(0.02)	0.01	(0.00)(c)	(0.00)(c)	0.01
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.18)	(0.68)	(0.10)	(0.08)	(0.52)
Net asset value, end of period	$28.87	$28.78	$29.44	$30.63	$30.71
Total return (d)	4.50%	0.09%	(3.55)%	0.01%	4.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,495,545	$5,597,876	$3,324,089	$3,497,886	$3,199,928
Ratios to average net assets:
Total expenses	0.03%	0.06%	0.06%	0.06%	0.06%
Net investment income (loss)	4.13%	2.76%	0.40%	0.23%	1.39%
Portfolio turnover rate (e)	54%	50%	52%	55%	55%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

201

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Portfolio TIPS ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20(a)
Net asset value, beginning of period	$25.83	$27.52	$31.15	$30.10	$28.30
Income (loss) from investment operations:
Net investment income (loss) (b)	0.84	1.22	1.88	1.06	0.23
Net realized and unrealized gain (loss) (c)	(0.51)	(1.77)	(3.48)	0.96	2.19
Total from investment operations	0.33	(0.55)	(1.60)	2.02	2.42
Net equalization credits and charges (b)	0.26	0.18	(0.08)	(0.13)	(0.01)
Other capital (b)	0.00(d )	0.00(d )	0.00(d )	0.00(d )	0.00(d )
Distributions to shareholders from:
Net investment income	(0.99)	(1.32)	(1.95)	(0.84)	(0.61)
Net asset value, end of period	$25.43	$25.83	$27.52	$31.15	$30.10
Total return (e)	2.38%	(1.42)%	(5.81)%	6.34%	8.66%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,012,069	$1,681,335	$2,847,828	$2,604,257	$1,790,965
Ratios to average net assets:
Total expenses	0.12%	0.13%	0.12%	0.12%	0.13%
Net investment income (loss)	3.30%	4.59%	6.15%	3.44%	0.79%
Portfolio turnover rate (f)	18%	14%	14%	13%	16%

(a)	On September 20, 2019, the SPDR Portfolio TIPS ETF underwent a 2-for-1 share split. The per share data presented here have been retroactively adjusted to reflect this split.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
202

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

SPDR Portfolio Treasury ETF
For the Period 5/22/24*- 6/30/24
Net asset value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) (b)	0.12
Total from investment operations	0.27
Other capital (a)	0.00(c )
Distributions to shareholders from:
Net investment income	(0.04)
Net asset value, end of period	$30.23
Total return (d)	0.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,182
Ratios to average net assets:
Total expenses	0.03%(e)
Net investment income (loss)	4.68%(e)
Portfolio turnover rate (f)	2%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
203

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.ssga.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSERTRFIThe Trust's Investment Company Act Number is 811-08839.

Prospectus
October 31, 2024
SPDR® Series Trust
SPDR MSCI USA Climate Paris Aligned ETF (NZUS)
SPDR MSCI USA Gender Diversity ETF (formerly, SPDR SSGA Gender Diversity Index ETF) (SHE)
SPDR S&P 500® ESG ETF (EFIV)
SPDR S&P SmallCap 600 ESG ETF (ESIX)

Principal U.S. Listing Exchange: NYSE Arca, Inc. (except the SPDR MSCI USA Climate Paris Aligned ETF (NZUS) is listed on The Nasdaq Stock Market LLC)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR® MSCI USA Climate Paris Aligned ETF
Investment Objective
The SPDR MSCI USA Climate Paris Aligned ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to U.S. large- and mid-capitalization companies and is designed to exceed the minimum standards of a “Paris Aligned Benchmark” under the European Union's Low Carbon Benchmark Regulation (the “EU
BMR”) by, in the aggregate, seeking to minimize exposure to physical and transition risks of climate change and target exposure to companies more favorably positioned to benefit from opportunities arising from the transition to a lower carbon economy.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.10%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.10%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$10	$32	$56	$128
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI USA Climate Paris Aligned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
4

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to exceed the minimum standards for a “Paris-Aligned Benchmark” under the EU BMR. A Paris-Aligned Benchmark is designed to align with a principal objective of the Paris Agreement (a binding international treaty agreement on climate change) to limit the increase in the global average temperature to well below 2 degrees Celsius (preferably 1.5 degrees Celsius) above pre-industrial levels. The initial universe from which the Index selects constituents is the MSCI USA Index (the “Parent Index”), which measures the performance of the large- and mid-capitalization segments of the U.S. equity market.
To construct the universe of constituents eligible for inclusion in the Index (the “Eligible Universe”), the Parent Index is first screened to remove securities of issuers based on the following exclusionary criteria:
•
All companies producing cluster bombs, landmines, depleted uranium, chemical or biological weapons, blinding laser weapons, non-detectable fragments or incendiary weapons; producing key components of cluster bombs, landmines, depleted uranium weapons, or chemical or biological weapons; owning 20% or more (50% for financial companies) of a weapons or components producer; or that are 50% or more owned by a company involved in weapons or components production.
•
All companies assigned an MSCI ESG (environmental, social or governance) Controversy Score of 0 or that are not assigned an MSCI ESG Controversy Score.
•
All companies that produce tobacco or derive 5% or more aggregate revenue from the production, distribution, retail and supply of tobacco-related products.
•
All companies assigned an MSCI Environmental Controversy Score of 0 or 1.
•
All companies deriving 1% or more revenue from mining of thermal coal and its sale to external parties (excluding all revenue from metallurgical coal, coal mined for internal power generation, intracompany sales of mined thermal coal, and coal trading).
•
All companies deriving 10% or more revenue from oil and gas related activities, including distribution / retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining (excluding biofuel production and sales and trading activities).
•
All companies deriving 50% or more revenue from thermal coal based, liquid fuel based and natural gas based power generation.
•
All companies that produce firearms and small arms ammunitions for civilian markets (excluding companies that cater to military, government and law enforcement markets) or derive 5% or more revenue from the production and distribution of firearms or small arms ammunition intended for civilian use.
•
All companies that (i) manufacture nuclear warheads and/or whole nuclear missiles; (ii) manufacture components that were developed or are significantly modified for exclusive use in nuclear warheads and/or nuclear missiles; (iii) manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons; (iv) provide auxiliary services related to nuclear weapons; (v) manufacture components that were not developed or not significantly modified for exclusive use in nuclear warheads and/or nuclear missiles but can be used in nuclear weapons; (vi) manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons; and (vii) manufacture components for nuclear-exclusive delivery platforms.
The Index Provider incorporates data drawn from a number of sources for applying the exclusionary screens. An MSCI ESG Controversy Score provides an assessment of controversies concerning any negative environmental, social, and/or governance impact of a company's operations, products, and services. To evaluate ESG controversies, the Index Provider monitors across five categories of ESG impact – environment, human rights and communities, labor rights and supply chain, customers and governance – and 28 sub-categories. MSCI ESG Controversy Scores fall on a 0-10 scale, with 0 representing a company assessed as having involvement in very severe controversies. An MSCI Environmental Controversy Score provides an assessment of controversies related to a company's impact on the environment. Environmental controversies can relate to, among other things, toxic emissions and waste, operational
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waste (non-hazardous), energy and climate change, water stress, biodiversity and land use, and supply chain management. MSCI Environmental Controversy Scores fall on a 0-10 scale, with 0 and 1 representing a company having faced very severe and severe controversies pertaining to environmental issues, respectively.
The final portfolio of securities is constructed using an optimization process that seeks to select and weight securities from the Eligible Universe based on constraints designed to (i) minimize the Index's exposure to physical and transition risks of climate change (“transition and physical risk objectives”) and (ii) target exposure to sustainable investment opportunities (“transition opportunities objectives”). In addition, the optimization process also incorporates target constraints to seek to minimize the risk of significant differences in constituent or sector weightings relative to the Parent Index, while aiming to control for constituent turnover and minimize tracking error relative to the Parent Index (“target diversification constraints”).
The optimization process incorporates the following Index-level constraints to achieve transition and physical risk objectives:
•
At least 50% reduction in the weighted average of index constituents' greenhouse gas (“GHG”) Intensity relative to the Parent Index, taking into account Scope 1, 2 and 3 emissions. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. Scope 3 emissions encompass all other indirect GHG emissions that are a consequence of the activities of the organization, but occur from sources not owned or controlled by the organization. GHG Intensity measures a company's Scope 1, 2 and 3 emissions relative to its enterprise value including cash. MSCI ESG Research uses a proprietary estimation model to calculate all Scope 3 emissions, and Scope 1 and Scope 2 emissions for companies who do not report GHG emissions.
•
At least 10% average reduction (per year) in GHG Intensity relative to GHG Intensity of the Index as of June 1, 2020.
•
Aggregate exposure to High Climate Impact Sectors that is not less than the aggregate exposure in the Parent Index. High Impact Climate Sectors are defined by EU BMR as those sectors that are key to the low-carbon transition.
•
At least 20% increase, relative to the Eligible Universe, in the aggregate weight of companies (i) having one or more active carbon emissions reduction target(s) approved by the Science Based Targets initiative (SBTi), or (ii) companies that (a) publish emissions reduction targets, (b) publish their annual emissions levels, and (c) have reduced their GHG intensity by at least 7% over each of the last three years.
•
At least 50% reduction in the weighted average of index constituents' Potential Emissions Intensity relative to the Parent Index. Potential Emissions Intensity represents the sum of a company's estimated carbon emissions assuming the company uses its owned coal, oil and gas reserves relative to the company's enterprise value including cash.
•
Aggregate Climate Value-at-Risk (“VaR”) greater than or equal to -5% of the aggregate Climate VaR of the Parent Index. Climate VaR is designed to provide a forward looking assessment of the impacts of climate change on a company's valuation based on various global average temperature warming scenarios.
•
At least 5% increase in the weighted average of index constituents' Low Carbon Transition (LCT) Score relative to the Parent Index. The LCT Score seeks to identify a company's exposure to and management of risk and opportunities related to low carbon transition.
•
At least 50% reduction in the weighted average of index constituents' Physical Risk Climate VaR (Aggressive Scenario) relative to the Parent Index. Physical Climate VaR ( Aggressive Scenario) is an assessment of a company's “worst-case” (95th percentile) future costs arising from extreme weather events and the potential impact of such costs on the company's future financial performance, assuming emissions and temperatures rise steadily, reaching approximately 4°C of global warming in 2100.
The optimization process incorporates the following Index-level constraints to achieve transition opportunities objectives:
•
At least 5% increase in weighted average of index constituents' LCT Score relative to Parent Index.
•
At least 400% increase in the ratio of Weighted Average Green Revenue/Weighted Average Fossil Fuel-based Revenue relative to the Parent Index. Weighted Average Green Revenue represents the weighted average of index constituents' percentage of revenue derived from alternative energy, energy efficiency, sustainable water, green building, pollution prevention, and sustainable agriculture. Weighted Average Fossil Fuel-based Revenue represents the weighted average of index constituents' percentage of revenue derived from the mining of thermal
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coal (excluding metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal and revenue from coal trading) or its sale to external parties, extraction, production and refining of conventional and unconventional oil and gas, and power generation based on thermal coal, liquid fuel, and natural gas.
•
At least 100% increase in Weighted Average Green Revenue relative to the Parent Index.
•
An Index Implied Temperature Rise of 2 degrees Celsius or below. The Index Provider's Implied Temperature Rise model estimates the Index constituents' alignment to a specific global temperature rise scenario based on projected forward-looking emissions. Companies that do not have data available to calculate Implied Temperature Rise are still eligible for Index inclusion but are not considered for the Index Implied Temperature Rise calculation.
•
Aggregate Cumulative Projected Emissions aligned with an Implied Temperature Rise of 1.5 degrees or below. Cumulative Projected Emissions is an estimation of a company's total carbon emissions until 2050, based on decarbonization assumptions. Companies that do not have data available to calculate Cumulative Projected Emissions are still eligible for Index inclusion but are not considered in the Index-level aggregation.
The Index's optimization process incorporates information and data from internal and external (e.g., issuers, government agencies and non-profit organizations) sources, including research, reports, publications or public records.
The Index is rebalanced and reconstituted on a semi-annual basis, as of the close of the last business day of May and November. The optimization process described above is applied in connection with the semi-annual Index review. During the semi-annual Index review, in the event the Index-level constraints are not met through the optimization process, certain target diversification constraints will be relaxed until the Index-level constraints are achieved.
As of August 31, 2024, a significant portion of the Fund comprised companies in the technology and financial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 254 stocks.
The Index is sponsored by MSCI, Inc.  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market.  The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that
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otherwise would have been included or held if data or scores were available or more complete.  In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable.  To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and
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incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	13.07%	Q4 2023
Lowest Quarterly Return	-4.23%	Q3 2023
Year-to-Date	21.13%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		4/22/2022
Return Before Taxes	29.26%	7.14%
Return After Taxes on Distributions	28.88%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	17.52%	5.40%
MSCI USA Climate Paris Aligned Index (reflects no deduction for fees, expenses or taxes)	29.21%	7.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	6.74%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Lisa Hobart, Emiliano Rabinovich and Karl Schneider.
Lisa Hobart is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2006.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund
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Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® MSCI USA Gender Diversity ETF
Investment Objective
The SPDR MSCI USA Gender Diversity ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks U.S. large- and mid-
cap companies exhibiting certain gender diversity and diversity management characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI USA Gender Diversity Select Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
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The MSCI USA Gender Diversity Select Index (the “Index”) is designed to represent the performance of companies that exhibit a commitment towards promoting and maintaining a high level of gender diversity across the different levels within their organization, including their corporate board, executive and senior management, and workforce. The selection universe for the Index includes all constituents in the MSCI USA Index (the “Parent Index”), which is designed to measure the performance of the large- and mid-cap segments of the U.S. market. The Parent Index includes companies classified as United States companies by the Index Provider generally based on the company's country of incorporation and the primary listing of its securities.
The Index incorporates certain gender diversity and environmental, social and governance (“ESG”) metrics developed by MSCI ESG Research (a subsidiary of the Index Provider (defined below)) to score and screen each security within the Parent Index. Companies in the Parent Index are first assigned an ESG Controversy Score, which provides an assessment of controversies concerning any negative environmental, social and/or governance impact of a company's operations, products and services. ESG Controversy Scores fall on a 0-10 scale, with 0 representing a company assessed as having involvement in very severe controversies. The Parent Index is screened to remove (i) companies with an ESG Controversy Score of 0 and (ii) companies not assigned an ESG Controversy Score. In addition, the Parent Index is also screened to remove companies with a Labor Rights – Discrimination and Workforce Diversity Controversy score of 0 or 1, which are companies determined as having involvement in certain very severe or severe workforce diversity controversies. Factors affecting this evaluation include, but are not limited to, a history of involvement in discrimination- related legal cases, widespread or egregious instances of discrimination on the basis of sex, race, or ethnicity, resistance to improved practices, and workplace discrimination-related criticism and allegations by non-governmental organizations and/or other third-party observers.
The remaining securities are each assigned an MSCI Gender Diversity Score based on two components: a Women Representation Score and a Diversity Management Score. The Women Representation Score reflects 75% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria and the company's disclosure of such criteria: (i) percent/number of women on the board of directors, (ii) percent of women in executive management positions, (iii) percent of women in senior management positions, and (iv) percent of all employees who are women. The Diversity Management Score represents the remaining 25% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria: (i) workforce diversity policies and senior management oversight of such policies; (ii) programs to help attract, retain and promote women in the workforce, including explicit quantitative recruitment targets and employee benefits; and (iii) ability to attract, retain and develop human capital based on its provision of benefits, training and development programs, and employee engagement. Companies are not eligible for inclusion in the Index if they have (i) no women serving on the board of directors and no women serving in executive management positions or (ii) a Women Representation Score of 3 or less (based on a 0-10 scale).
For each GICS (Global Industry Classification Standard) sector, companies are selected for inclusion in the Index primarily in decreasing order of MSCI Gender Diversity Score until 50% of the free float adjusted market capitalization (calculated by multiplying the number of shares readily available in the market by the price of such shares) of the sector is reached. The selected securities are weighted by the product of their market capitalization weight in the Parent Index and the MSCI Gender Diversity Score. The weights are then distributed proportionally to sum to 100%. Sector weights in the Index are set equal to the corresponding sector weight in the Parent Index. To mitigate concentration risk, each security's weight in the Index is capped at 4.5%, and any weight exceeding this limit will be redistributed on a pro-rata basis to securities that do not exceed the 4.5% limit. The index is rebalanced quarterly, and changes are implemented at the end of February, May, August and November. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised 220 securities.
The Index is sponsored by MSCI, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers,
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and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market.  The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete.  In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable.  To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.
Gender Diversity Risk: The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities of companies that are gender diverse may affect the Fund's exposure to certain types of investments and may adversely impact the Fund's performance depending on whether such investments are in or out of favor in the market.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or
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at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations.  This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.85%	Q2 2020
Lowest Quarterly Return	-23.16%	Q1 2020
Year-to-Date	21.37%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective December 8, 2022 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the SSGA Gender Diversity Index (the “Previous Benchmark Index”) to the MSCI USA Gender Diversity Select Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Since Inception
			3/7/2016
Return Before Taxes	22.35%	10.00%	9.67%
Return After Taxes on Distributions	21.91%	9.60%	8.60%
Return After Taxes on Distributions and Sale of Fund Shares	13.49%	7.87%	7.40%
MSCI USA Gender Diversity Select Index/SSGA Gender Diversity Index[1] (reflects no deduction for fees, expenses or taxes)	22.57%	10.18%	9.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.80%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts. Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Fund. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives.
The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Fund or the Adviser's management of the Fund.
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Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Amy Cheng, Kathleen Morgan, and Amy Scofield.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2000.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2017.
Amy Scofield is a Principal of the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® S&P 500® ESG ETF
Investment Objective
The SPDR S&P 500 ESG ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to securities that meet certain sustainability criteria (criteria related to environmental, social and governance
(“ESG”) factors) while maintaining similar overall industry group weights as the S&P 500 Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.10%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.10%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$10	$32	$56	$128
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 ESG Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).  When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index,
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the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of securities meeting certain sustainability criteria (criteria related to ESG factors), while maintaining similar overall industry group weights as the S&P 500 Index. Securities eligible for inclusion in the Index comprise all constituents of the S&P 500 Index except for:
•
Companies that meet any of the following Business Involvement Exclusions, based on revenue levels as determined by S&P Global, Inc. (an affiliate of the Index Provider (defined below)):
•
Companies that derive any amount of revenue from manufacturing tobacco products, 5% or greater of their revenue from supplying products and services essential for the tobacco industry, or 5% or greater of their revenue from the distribution and/or retail sale of tobacco products;
•
“Controversial Weapons Companies,” defined as companies that derive any amount of revenue from (i) manufacturing components intended solely for use in the production of and are essential for the functioning of anti-personnel mines, biological and chemical weapons, blinding laser weapons, cluster munitions, depleted uranium, incendiary weapons and nuclear weapons (collectively, “Controversial Weapons”), or (ii) products and/or services related to the sale, supply and transfer of Controversial Weapons;
•
Companies that derive 5% or greater of their revenue from the extraction and/or production of fossil fuels from oil/tar sands;
•
Companies that (i) derive any amount of revenue from the manufacturing of small arms weapons for civilian or non-civilian use, or key components of assault weapons; or (ii) derive 5% or greater of their revenue from the retail or distribution of small arms weapons for civilian customers;
•
Companies that derive 10% or greater of their revenue from (i) manufacturing, assembling, selling and transporting weapons, equipment, structures, and vehicles, or providing vehicle and equipment maintenance services and logistics and operations support, specifically for the purposes of warfare, or (ii) manufacturing and selling military weapon-related products; or
•
Companies that derive 5% or greater of their revenue from (i) owning and/or operating coal mines that engage in thermal coal mining or (ii) electricity generation using coal powered plants.
•
Companies that hold 25% or greater ownership stakes (as determined by S&P Global, Inc.) in:
•
Companies that derive any amount of revenue from manufacturing tobacco products;
•
Controversial Weapons Companies; or
•
Companies that derive any amount of revenue from the manufacturing of small arms weapons for civilian and non-civilian use, or key components of assault weapons.
•
Companies that are classified by Sustainalytics to be non-compliant with the United Nations Global Compact (“UNGC”) principles (“Non-Compliant UNGC Companies”). Non-Compliant UNGC Companies are (i) companies found to have been responsible for egregious and severe violations of commonly accepted international norms related to human rights, labor rights, the environment and business ethics, or (ii) companies deemed to facilitate third parties in human rights violations due to their involvement in certain weapons with disproportional and/or non-discriminatory impact on citizens and society;
•
Companies that have an S&P Global ESG Score that falls within the worst 25% of scores from each Global Industry Classification Standard (GICS) industry group in the underlying universe of companies eligible for inclusion in the Index (the “Investment Universe”); or
•
Companies that do not have (i) coverage for determining tobacco-, controversial weapons-, oil sands-, small arms-, military weapons- and thermal coal-related involvement or compliance with UNGC principles; or (ii) an S&P Global ESG Score.
S&P Global ESG Scores are assigned by S&P Global, Inc. using its Corporate Sustainability Assessment, which is an annual evaluation of a company, based on ESG factors that S&P Global, Inc. determines are financially material to the company, relative to its industry peer companies.
After implementing the exclusion criteria described above, the remaining companies are then ranked based on their S&P Global ESG Score. For each GICS industry group, companies are selected for inclusion in the Index primarily in decreasing order of S&P Global ESG Score until approximately 75% of the float adjusted market capitalization of the industry group is reached.
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The Index is float-adjusted market capitalization weighted. A company's float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares. The Index is reconstituted and rebalanced annually on the last business day in April based on information as of the last trading date in March. In addition, companies will be removed from the Index (i) on the last business day of July, October and January, if found to meet a Business Involvement Exclusion as of the last business day of the previous month, or (ii) on the third Friday of March, June, September and December if found to be a Non-Compliant UNGC Company as of the last business day of the previous month. In addition, between Index rebalances, Index constituents may be removed from the Index for their involvement in economic crime and corruption, fraud, illegal commercial practices, human rights abuses, labor disputes, workplace safety catastrophic accidents, environmental disasters, and certain other activities associated with environmental, social and governance risks. Any companies removed from the Index on account of such activities are not eligible for inclusion in the Index until one full calendar year from the next rebalancing of the Index. As of August 31, 2024, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2024, the Index comprised of 320 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete.  In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable.  To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
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Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: To the extent the Fund becomes “non-diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
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Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	12.85%	Q4 2021
Lowest Quarterly Return	-16.14%	Q2 2022
Year-to-Date	21.89%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		7/28/2020
Return Before Taxes	27.85%	14.82%
Return After Taxes on Distributions	27.39%	14.37%
Return After Taxes on Distributions and Sale of Fund Shares	16.76%	11.61%
S&P 500 ESG Index (reflects no deduction for fees, expenses or taxes)	27.99%	14.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	13.73%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Karl Schneider and Olga Winner.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She joined the Adviser in 2007.
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Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® S&P SmallCap 600 ESG ETF
Investment Objective
The SPDR S&P SmallCap 600 ESG ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to securities that meet certain sustainability criteria (criteria related to environmental, social and governance
(“ESG”) factors), while maintaining similar overall industry group weights as the S&P SmallCap 600 Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 ESG Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
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The Index is designed to measure the performance of securities meeting certain sustainability criteria (criteria related to ESG factors), while maintaining similar overall industry group weights as the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization segment of the U.S. equity market. Securities eligible for inclusion in the Index comprise all constituents of the S&P SmallCap 600 Index except for:
•
Companies that meet any of the following Business Involvement Exclusions, based on revenue levels as determined by S&P Global, Inc. (an affiliate of the Index Provider (defined below)):
•
Companies that derive any amount of revenue from manufacturing tobacco products, 5% or greater of their revenue from supplying products and services essential for the tobacco industry, or 5% or greater of their revenue from the distribution and/or retail sale of tobacco products;
•
“Controversial Weapons Companies,” defined as companies that derive any amount of revenue from (i) manufacturing components intended solely for use in the production of and are essential for the functioning of anti-personnel mines, biological and chemical weapons, blinding laser weapons, cluster munitions, depleted uranium, incendiary weapons and nuclear weapons (collectively, “Controversial Weapons”), or (ii) products and/or services related to the sale, supply and transfer of Controversial Weapons;
•
Companies that derive 5% or greater of their revenue from the extraction and/or production of fossil fuels from oil/tar sands;
•
Companies that (i) derive any amount of revenue from the manufacturing of small arms weapons for civilian or non-civilian use, or key components of assault weapons; or (ii) derive 5% or greater of their revenue from the retail or distribution of small arms weapons for civilian customers;
•
Companies that derive 10% or greater of their revenue from (i) manufacturing, assembling, selling and transporting weapons, equipment, structures, and vehicles, or providing vehicle and equipment maintenance services and logistics and operations support, specifically for the purposes of warfare , or (ii) manufacturing and selling military weapon-related products; or
•
Companies that derive 5% or greater of their revenue from (i) owning and/or operating coal mines that engage in thermal coal mining or (ii) electricity generation using coal powered plants.
•
Companies that hold 25% or greater ownership stakes (as determined by S&P Global, Inc.) in:
•
Companies that derive any amount of revenue from manufacturing tobacco products;
•
Controversial Weapons Companies; or
•
Companies that derive any amount of revenue from the manufacturing of small arms weapons for civilian and non-civilian use, or key components of assault weapons.
•
Companies that are classified by Sustainalytics to be non-compliant with the United Nations Global Compact (“UNGC”) principles (“Non-Compliant UNGC Companies”). Non-Compliant UNGC Companies are (i) companies found to have been responsible for egregious and severe violations of commonly accepted international norms related to human rights, labor rights, the environment and business ethics, or (ii) companies deemed to facilitate third parties in human rights violations due to their involvement in certain weapons with disproportional and/or non-discriminatory impact on citizens and society;
•
Companies that (i) have an S&P Global ESG Score that falls within the worst 25% of scores from each Global Industry Classification Standard (GICS) industry group in the underlying universe of companies eligible for inclusion in the Index (the “Investment Universe”), or (ii) fall within the worst 10% of scores in the Investment Universe. If less than 75% of the weight of the Investment Universe remains eligible, constraints (i) and (ii) will be relaxed; or
•
Companies that do not have (i) coverage for determining tobacco-, controversial weapons-, oil sands-, small arms-, military weapons- and thermal coal-related involvement or compliance with UNGC principles; or (ii) an S&P Global ESG Score.
S&P Global ESG Scores are assigned by S&P Global, Inc., using its Corporate Sustainability Assessment, which is an annual evaluation of a company, based on ESG factors that S&P Global, Inc. determines are financially material to the company, relative to its industry peer companies.
After implementing the exclusion criteria described above, the remaining companies are then ranked based on their S&P Global ESG Score. For each GICS industry group, companies are selected for inclusion in the Index primarily in decreasing order of S&P Global ESG Score until approximately 75% of the float adjusted market capitalization of the industry group is reached.
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The Index is float-adjusted market capitalization weighted. A company's float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares. The Index is reconstituted and rebalanced annually on the last business day in April based on information as of the last trading date in March. In addition, companies will be removed from the Index (i) on the last business day of July, October and January, if found to meet a Business Involvement Exclusion as of the last business day of the previous month, or (ii) on the third Friday of March, June, September and December if found to be a Non-Compliant UNGC Company as of the last business day of the previous month. In addition, between Index rebalances, Index constituents may be removed from the Index for their involvement in economic crime and corruption, fraud, illegal commercial practices, human rights abuses, labor disputes, workplace safety catastrophic accidents, environmental disasters, and certain other activities associated with environmental, social and governance risks. Any companies removed from the Index on account of such activities are not eligible for inclusion in the Index until one full calendar year from the next rebalancing of the Index. As of August 31, 2024, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2024, the Index comprised 392 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete.  In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable.  To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale,
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and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser
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may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The
Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.ssga.com.
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Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	15.69%	Q4 2023
Lowest Quarterly Return	-3.94%	Q3 2023
Year-to-Date	9.67%	9/30/2024
Average Annual Total Returns (for periods ended 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		1/11/2022
Return Before Taxes	17.55%	0.57%
Return After Taxes on Distributions	16.96%	0.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.60%	0.34%
S&P SmallCap 600 ESG Index (reflects no deduction for fees, expenses or taxes)	17.72%	0.74%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	2.75%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich and Karl Schneider.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the
29

secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategy. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
The SPDR MSCI USA Climate Paris Aligned ETF, SPDR MSCI USA Gender Diversity ETF and SPDR S&P SmallCap 600 ESG ETF, as described in the SAI, have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets, plus the amount of borrowings for investment purposes, in investments suggested by their respective names, measured at the time of investment. The SPDR MSCI USA Climate Paris Aligned ETF, SPDR MSCI USA Gender Diversity ETF and SPDR S&P SmallCap 600 ESG ETF will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy. The Board of Trustees of the Trust (the “Board”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and options contracts. Swaps and options contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives
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transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a Fund managed by the Adviser that invests in: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
Principal Risks
The table below identifies the principal risks of investing in each Fund.
Fund Name	SPDR MSCI USA Climate Paris Aligned ETF	SPDR MSCI USA Gender Diversity ETF	SPDR S&P 500 ESG ETF	SPDR S&P SmallCap 600 ESG ETF
Counterparty Risk	x	x	x	x
Derivatives Risk	x	x	x	x
Futures Contract Risk	x	x	x	x
Equity Investing Risk	x	x	x	x
ESG Investing Risk	x	x	x	x
Financial Sector Risk	x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x
Gender Diversity Risk		x
Indexing Strategy/Index Tracking Risk	x	x	x	x
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Fund Name	SPDR MSCI USA Climate Paris Aligned ETF	SPDR MSCI USA Gender Diversity ETF	SPDR S&P 500 ESG ETF	SPDR S&P SmallCap 600 ESG ETF
Industrial Sector Risk				x
Large-Capitalization Securities Risk	x	x	x
Leveraging Risk	x	x	x	x
Limited Track Record Risk	x			x
Liquidity Risk	x	x	x	x
Market Risk	x	x	x	x
Mid-Capitalization Securities Risk	x	x
Non-Diversification Risk	x		x	x
Small-Capitalization Securities Risk				x
Technology Sector Risk	x	x	x
Unconstrained Sector Risk	x	x	x	x
Valuation Risk	x	x		x
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative
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instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines
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that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk. An Index's incorporation of environmental, social and/or governance considerations in its methodology may cause a Fund to make different investments than funds that do not incorporate such considerations in their investment strategy or processes. An Index's incorporation of ESG considerations may affect a Fund's exposure to certain sectors and/or types of investments, and may adversely impact a Fund's performance depending on whether such sectors or investments are in or out of favor in the market. In addition, a Fund's investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Each Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) an Index may include, and a Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) an Index, and therefore the corresponding Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria. A Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can
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negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Gender Diversity Risk. The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities of companies that are gender diverse may affect a Fund's exposure to certain types of investments and may adversely impact a Fund's performance depending on whether such investments are in or out of favor in the market.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques
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to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to the Index methodology, a security may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of the Index and a Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between a Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by a Fund and its shareholders. Unscheduled changes to the Index may expose a Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Limited Track Record Risk. The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic
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conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. A diversified Fund may become non-diversified for periods of time solely as a result of tracking its Index (e.g., changes in weightings of one or more component securities).
Small-Capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the
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case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
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Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other
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data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the Index, it may determine to terminate a Fund.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors, Inc. (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of June 30, 2024, the Adviser managed approximately $1.01 trillion in assets and SSGA managed approximately $4.37 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2024, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
SPDR MSCI USA Climate Paris Aligned ETF	0.10%
SPDR MSCI USA Gender Diversity ETF	0.20%
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SPDR S&P 500 ESG ETF	0.10%
SPDR S&P SmallCap 600 ESG ETF	0.12%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2025. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2025 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A discussion regarding the Board's consideration of the Investment Advisory Agreement is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2024.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SPDR Series Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
With respect to the SPDR MSCI USA Gender Diversity ETF, the Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Code, developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts. Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Fund. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives. The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Fund or the Adviser's management of the Fund.
Portfolio Managers.
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The table below identifies the professionals primarily responsible for the day-to-day management of each Fund:
Portfolio Managers	Fund
Lisa Hobart, Emiliano Rabinovich and Karl Schneider	SPDR MSCI USA Climate Paris Aligned ETF
Amy Cheng, Kathleen Morgan and Amy Scofield	SPDR MSCI USA Gender Diversity ETF
Emiliano Rabinovich, Karl Schneider and Olga Winner	SPDR S&P 500 ESG ETF
Emiliano Rabinovich and Karl Schneider	SPDR S&P SmallCap 600 ESG ETF
Amy Cheng is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Within this group, she is the strategy leader for alternative asset equities. She is responsible for the management of various domestic, international and emerging market equity index strategies, including listed real estate securities and commodities. Prior to joining the Systematic Equity Beta Group in 2008, Ms. Cheng worked in SSGA's Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. She also worked as an operations associate responsible for funds managed by the active
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international equities team. Prior to joining SSGA in 2000, Ms. Cheng worked at Mellon Financial. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College. She is a member of the FTSE EPRA/NAREIT Global Real Estate Index Series Americas Regional Advisory Committee.
Lisa Hobart is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. Ms. Hobart is responsible for managing domestic, international and emerging strategies for both traditional index and alternative beta mandates. She is responsible for managing strategies across separate accounts, commingled funds, mutual funds, and ETF structures. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. During her career at SSGA, Lisa has managed the Investment Operations team, supporting passive, enhanced and active equity strategies. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate.
Kathleen Morgan, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA in 2017, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.
Emiliano Rabinovich, CFA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich manages a varied mix of portfolios that include both traditional indexing as well as a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separately managed accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006, where he served as the Head of the Indexing team in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta (SEB) Group in the Americas. He also serves as a Senior Portfolio Manager for a number of the group's index equity portfolios. Previously within the SEB Group, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the SEB Group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Amy Scofield is a Principal of SSGA and the Adviser and a Portfolio Manager in the Systematic Equity Beta Group. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an operations associate in SSGA's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.
Olga Winner, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. She is responsible for the management of several domestic, international developed and emerging market strategies, including separate accounts, commingled funds, mutual funds and ETFs. Additionally, Ms. Winner manages hedged and futures overlay strategies. Prior to joining SSGA, Ms. Winner worked as an acquisitions
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associate at Boston Capital Partners, a real estate investment firm, analyzing investment opportunities. She holds a Master of Business Administration and a Master of Science in Finance from the Carroll School of Management at Boston College and a Bachelor of Science in Finance from the University of Massachusetts. She also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), serves as the Funds' distributor pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
The Index Providers are not affiliated with the Trust, the Adviser, the Funds' Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective indices. The Adviser is sub-licensing rights to the Indices to the respective funds at no charge.
THE SPDR MSCI USA CLIMATE PARIS ALIGNED ETF AND SPDR MSCI USA GENDER DIVERSITY ETF (THE “MSCI FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE MSCI FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE MSCI FUNDS OR THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE MSCI FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF
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THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE MSCI FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE MSCI FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THESE FUNDS WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
S&P Indices: The S&P 500 ESG Index and S&P SmallCap 600 ESG Index (together, the “S&P Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by the Adviser. “S&P” and “SPDR” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sub-licensed for certain purposes by the Adviser. It is not possible to invest directly in an index.
The Funds are not sponsored, endorsed, sold or marketed by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices licenses to Licensee the S&P Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment or tax advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE
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OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
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Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, for the SPDR MSCI USA Climate Paris Aligned ETF, SPDR MSCI USA Gender Diversity ETF, SPDR S&P 500 ESG ETF and SPDR S&P SmallCap 600 ESG ETF are generally distributed to shareholders quarterly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Code. A portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the
48

stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
49

Index Concentration. In order to qualify for the favorable tax treatment generally available to regulated investment companies, a Fund must satisfy certain diversification requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund's assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund's assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of certain indexes tracked by certain Funds in a relatively small number of securities, it may not be possible for such Funds to fully implement a sampling methodology while satisfying these diversification requirements. A Fund's efforts to satisfy the diversification requirements may affect a Fund's execution of its investment strategy and may cause a Fund's return to deviate from that of the Index, and a Fund's efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If a Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or
50

business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance  for the past five fiscal years, or, if shorter, the period since a Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the Form N-CSR, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
51

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MSCI USA Climate Paris Aligned ETF
	Year Ended 6/30/24	Year Ended 6/30/23	For the Period 4/22/22*- 6/30/22
Net asset value, beginning of period	$25.14	$21.20	$25.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.29	0.07
Net realized and unrealized gain (loss) (b)	5.38	3.99	(3.83)
Total from investment operations	5.66	4.28	(3.76)
Net equalization credits and charges (a)	(0.01)	(0.03)	(0.00)(c)
Contribution from affiliate (Note 4)	—	0.00(c )	—
Distributions to shareholders from:
Net investment income	(0.30)	(0.31)	(0.04)
Net asset value, end of period	$30.49	$25.14	$21.20
Total return (d)	22.61%	20.25%	(13.67)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,439	$102,585	$131,437
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.10%(e)
Net investment income (loss)	1.10%	1.31%	1.62%(e)
Portfolio turnover rate (f)	9%	14%	6%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
52

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR MSCI USA Gender Diversity ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20
Net asset value, beginning of period	$88.04	$75.84	$101.54	$71.03	$73.74
Income (loss) from investment operations:
Net investment income (loss) (a)	1.33	1.27	1.06	0.97	1.29
Net realized and unrealized gain (loss) (b)	20.66	12.27	(25.75)	30.50	(2.51)
Total from investment operations	21.99	13.54	(24.69)	31.47	(1.22)
Net equalization credits and charges (a)	(0.01)	(0.02)	(0.00)(c)	0.06	(0.09)
Distributions to shareholders from:
Net investment income	(1.19)	(1.32)	(1.01)	(1.02)	(1.40)
Net asset value, end of period	$108.83	$88.04	$75.84	$101.54	$71.03
Total return (d)	25.14%	18.02%	(24.47)%	44.60%	(1.71)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$244,862	$209,103	$202,865	$243,685	$120,743
Ratios to average net assets:
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Net investment income (loss)	1.40%	1.57%	1.11%	1.10%	1.77%
Portfolio turnover rate (e)	46%	135%	43%	22%	69%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
53

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P 500 ESG ETF
	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22	For the Period 7/28/20*- 6/30/21
Net asset value, beginning of period	$43.05	$36.21	$40.12	$30.25
Income (loss) from investment operations:
Net investment income (loss) (a)	0.64	0.63	0.57	0.47
Net realized and unrealized gain (loss) (b)	10.02	6.80	(3.97)	9.76
Total from investment operations	10.66	7.43	(3.40)	10.23
Net equalization credits and charges (a)	0.01	0.04	0.05	0.12
Distributions to shareholders from:
Net investment income	(0.64)	(0.63)	(0.56)	(0.48)
Net asset value, end of period	$53.08	$43.05	$36.21	$40.12
Total return (c)	24.95%	20.86%	(8.48)%	34.47%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,284,451	$886,892	$434,577	$235,700
Ratios to average net assets:
Total expenses	0.10%	0.10%	0.10%	0.10%(d)
Net investment income (loss)	1.38%	1.63%	1.36%	1.39%(d)
Portfolio turnover rate (e)	12%	12%	6%	16%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.
54

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR S&P SmallCap 600 ESG ETF
	Year Ended 6/30/24	Year Ended 6/30/23	For the Period 1/11/22*- 6/30/22
Net asset value, beginning of period	$26.49	$24.65	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.41	0.41	0.17
Net realized and unrealized gain (loss) (b)	2.63	1.86	(5.37)
Total from investment operations	3.04	2.27	(5.20)
Net equalization credits and charges (a)	(0.06)	0.01	—
Distributions to shareholders from:
Net investment income	(0.48)	(0.42)	(0.15)
Return of capital	—	(0.02)	—
Total distributions	(0.48)	(0.44)	—
Net asset value, end of period	$28.99	$26.49	$24.65
Total return (c)	11.29%	9.39%	(16.81)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,073	$3,974	$2,465
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%(d)
Net investment income (loss)	1.50%	1.59%	1.32%(d)
Portfolio turnover rate (e)	47%	39%	31%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.
55

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, by visiting the Funds' website at https://www.ssga.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSERESGPROThe Trust's Investment Company Act Number is 811-08839.